EXHIBIT 10.2


                           FIRST AMENDED AND RESTATED
                             PARTICIPATION AGREEMENT

                                      among

                           UNIVERSAL COMPRESSION, INC.
                                    as Lessee

                      UNIVERSAL COMPRESSION HOLDINGS, INC.
                                  as Guarantor

                      BRL UNIVERSAL EQUIPMENT 2001 A, L.P.
                                    as Lessor

            The financial institutions listed on the signature pages
                           hereof as Tranche B Lenders

                              THE BANK OF NEW YORK,
     not in its individual capacity but as Indenture Trustee, Paying Agent, Transfer Agent and Registrar for the Tranche A Noteholders

                    BRL UNIVERSAL EQUIPMENT MANAGEMENT, INC.
                            as Lessor General Partner

                              BANKERS TRUST COMPANY
                as Administrative Agent and Collateral Agent for
            Tranche B Lenders and Indenture Trustee, on behalf of the
                              Tranche A Noteholders

                         DEUTSCHE BANC ALEX. BROWN INC.
                                   as Arranger

                             THE BANK OF NOVA SCOTIA
                   as Syndication Agent for Tranche B Lenders

                                  BANK ONE, NA
                  as Documentation Agent for Tranche B Lenders

                                       and

                            FIRST UNION NATIONAL BANK
                                as Managing Agent

                                October 15, 2001

                         -------------------------------
                          UNIVERSAL COMPRESSION, INC.,
                            GAS COMPRESSION EQUIPMENT
                               FINANCING FACILITY
                         -------------------------------

                                      TABLE OF CONTENTS
                                      -----------------


                                                                                         Page
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
1     Definitions and Usage . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2

1A    Effectiveness . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2

2     Representations and Warranties. . . . . . . . . . . . . . . . . . . . . . . . . . .   2

      2.1     Lessee Representations and Warranties . . . . . . . . . . . . . . . . . . .   2
      2.2     Guarantor Representations and Warranties. . . . . . . . . . . . . . . . . .  11
      2.3     Lessor Representations and Warranties For Benefit of All Parties. . . . . .  12
      2.4     Lessor Representations and Warranties For Benefit of Indenture Trustee,
              Tranche B Lenders, Administrative Agent and Collateral Agent. . . . . . . .  13
      2.5     Representations and Warranties of Lessor General Partner. . . . . . . . . .  14
      2.6     Tranche B Lenders Representations and Warranties. . . . . . . . . . . . . .  15
      2.7     Private Offering Representations; etc . . . . . . . . . . . . . . . . . . .  15
      2.8     Warranty Disclaimers. . . . . . . . . . . . . . . . . . . . . . . . . . . .  16

3     Conditions Precedent. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16

      3.2     Tranche B Lender Conditions . . . . . . . . . . . . . . . . . . . . . . . .  20

4     Commitments and Fundings. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21

      4.1     Tranche B Commitments . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
      4.2     Lessor Commitment to Purchase . . . . . . . . . . . . . . . . . . . . . . .  22
      4.3     Lease Supplements . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
      4.4     Rights in Equipment . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
      4.5     Funding Dates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
      4.6     Limitation on Size of Facility. . . . . . . . . . . . . . . . . . . . . . .  22

5     Selection of Floating Lease Payment Period. . . . . . . . . . . . . . . . . . . . .  23

6     Default Purchase Options and Cure Rights. . . . . . . . . . . . . . . . . . . . . .  23

      6.1     Right to Cure Certain Lease Events of Default . . . . . . . . . . . . . . .  23
      6.2     Lessee Cure Right . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24

7     Security. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25

      7.1     Security Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
      7.2     Further Assurances. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
      7.3     Termination . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
      7.4     Other Security. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27


                                      (i)

                                                                                         Page
                                                                                         ----

      7.5     Power of Attorney . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
      7.6     Assignment of Rights. . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
      7.7     Transfer of the Collateral by Collateral Agent. . . . . . . . . . . . . . .  28
      7.8     No Segregation of Monies; No Interest . . . . . . . . . . . . . . . . . . .  28
      7.9     Distribution of Moneys. . . . . . . . . . . . . . . . . . . . . . . . . . .  28
              (a)     Scheduled and End of Term Purchase Option Payments. . . . . . . . .  28
              (b)     Prepayments . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
              (c)     Payments after an End of Term Sale or Redelivery of Equipment . . .  29
      7.10    Payments after a Loan Event of Default. . . . . . . . . . . . . . . . . . .  30
      7.11    Application of Certain Other Payments . . . . . . . . . . . . . . . . . . .  30
      7.12    Other Payments. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
      7.13    Retention of Amounts by Collateral Agent. . . . . . . . . . . . . . . . . .  31
      7.14    Exercise of Remedies. . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
              7.14.1     Rights in Collateral . . . . . . . . . . . . . . . . . . . . . .  31
              7.14.2     Delivery of Documents; Taking Possession of Collateral . . . . .  31
              7.14.4     Possession of Collateral . . . . . . . . . . . . . . . . . . . .  32
              7.14.5     Sale of Collateral . . . . . . . . . . . . . . . . . . . . . . .  32
              7.14.6     Discharge. . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
              7.14.7     Appointment of Receiver. . . . . . . . . . . . . . . . . . . . .  33
              7.14.8     Redemption . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
              7.14.9     Rights Cumulative; No Waiver . . . . . . . . . . . . . . . . . .  33
              7.14.10    Termination of Proceedings . . . . . . . . . . . . . . . . . . .  34
      7.15    No Commingling of Funds . . . . . . . . . . . . . . . . . . . . . . . . . .  34
      7.16    Lessor Collateral . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
      7.17    Accrued Interest Premium. . . . . . . . . . . . . . . . . . . . . . . . . .  34
      7.18    Conflicts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35

8     Guaranty. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35

9     Covenants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37

      9.1     Lessor and Lessor General Partner Covenants . . . . . . . . . . . . . . . .  37
      9.2     Lessee Covenants for the Benefit of Indenture Trustee and Tranche A
              Noteholders . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
      9.3     Lessee Covenants for the Benefit of Lessor and Tranche B Lenders. . . . . .  47
      9.4     Covenant of Tranche B Lenders, Lessor, Administrative Agent and
              Collateral Agent and Limited Partners . . . . . . . . . . . . . . . . . . .  58
      9.5     Covenant of Lessee and Lessor . . . . . . . . . . . . . . . . . . . . . . .  59

10    Indemnities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59

      10.1    Lessee General Indemnification. . . . . . . . . . . . . . . . . . . . . . .  59
      10.2    Exceptions to Lessee's General Indemnification. . . . . . . . . . . . . . .  61
      10.3    Tax Indemnity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61
              10.3.1     General Indemnity. . . . . . . . . . . . . . . . . . . . . . . .  61
              10.3.2     Exceptions to Tax Indemnity. . . . . . . . . . . . . . . . . . .  62


                                      -2-

                                                                                         Page
                                                                                         ----

              10.3.3     Payment of Taxes . . . . . . . . . . . . . . . . . . . . . . . .  63
              10.3.4     Tax Filings. . . . . . . . . . . . . . . . . . . . . . . . . . .  64
              10.3.5     Withholdings . . . . . . . . . . . . . . . . . . . . . . . . . .  64
              10.3.6     Tax Contests . . . . . . . . . . . . . . . . . . . . . . . . . .  65
              10.3.7     Special Tax Indemnity. . . . . . . . . . . . . . . . . . . . . .  67
      10.4    Increased Costs, Illegality, etc. . . . . . . . . . . . . . . . . . . . . .  67
      10.5    Lessee Indemnity. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  67
      10.6    Survival. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  67

11    Administrative Agent and Collateral Agent . . . . . . . . . . . . . . . . . . . . .  68

      11.1    Authorization and Action of Administrative Agent. . . . . . . . . . . . . .  68
      11.2    Delegation of Duties. . . . . . . . . . . . . . . . . . . . . . . . . . . .  70
      11.3    Agent's Reliance, etc . . . . . . . . . . . . . . . . . . . . . . . . . . .  70
      11.4    Administrative Agent, Collateral Agent and Affiliates . . . . . . . . . . .  70
      11.5    Credit Decisions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  71
      11.6    Indemnification . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  71
      11.7    Successor Administrative Agent and Collateral Agent; Termination of Agency.  71
      11.8    Registration. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  72

12    Miscellaneous . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  72

      12.1    Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  72
      12.2    Amendments, Consents and Waivers. . . . . . . . . . . . . . . . . . . . . .  73
      12.3    GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE;
              WAIVER OF JURY TRIAL. . . . . . . . . . . . . . . . . . . . . . . . . . . .  75
      12.4    Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  76
      12.5    Interests in the Equipment. . . . . . . . . . . . . . . . . . . . . . . . .  78
      12.6    Descriptive Headings, etc . . . . . . . . . . . . . . . . . . . . . . . . .  79
      12.7    Benefit of Agreement; Assignment. . . . . . . . . . . . . . . . . . . . . .  79
      12.8    Execution and Effectiveness . . . . . . . . . . . . . . . . . . . . . . . .  81
      12.9    Survival. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  82
      12.10   Severability. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  82
      12.11   No Broker . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  82
      12.12   Limited Recourse Against Limited Partners and Lessor General Partner. . . .  82
      12.13   Consent and Agreement of Lessee and Guarantor . . . . . . . . . . . . . . .  83
      12.14   Consent to Amendments . . . . . . . . . . . . . . . . . . . . . . . . . . .  83

APPENDICES, EXHIBITS AND SCHEDULES
----------------------------------


APPENDIX A    Definitions


SCHEDULE 1    Reserved

SCHEDULE 2    Notice Addresses and Payment Instructions

SCHEDULE 3    Subsidiaries

SCHEDULE 4    Insurance

SCHEDULE 5    Liabilities

SCHEDULE 6    Taxes

SCHEDULE 7    Titles,  Etc.

SCHEDULE 8    Environmental  Matters

SCHEDULE 9    Hedging  Agreements

SCHEDULE 10   Negative  Pledges

SCHEDULE 11   Debt

SCHEDULE 12   Liens

SCHEDULE 13   Investments,  Loans  and  Advances

SCHEDULE 14   Transactions  with  Affiliates


EXHIBIT A-1   Form  of  Bill  of  Sale

EXHIBIT A-2   Form  of  Bill  of  Sale  and  Title  Warranty

EXHIBIT B     Form of Certificate of Sale/Leaseback Equipment Relating to Lease
              Supplement

EXHIBIT C     Form  f Funding Notice and Instructions re Funds on Funding Date

SCHEDULE 1    Amounts  to  be  Funded

EXHIBIT D     Form  of  Compliance  Certificate

EXHIBIT E     Form  of  Participation  Agreement  Supplement

EXHIBIT F     Form  of  Security  Supplement

EXHIBIT G     Form  of  Funding  Escrow  Agreement


                                      (iv)

          This FIRST AMENDED AND RESTATED PARTICIPATION AGREEMENT, dated as of October 15, 2001 (together with all amendments and supplements hereto, this "Agreement") is among UNIVERSAL COMPRESSION, INC., a Texas corporation
 ---------
("Lessee"),  UNIVERSAL  COMPRESSION  HOLDINGS,  INC.,  a  Delaware  corporation
  ------
("Guarantor"),  BRL  UNIVERSAL  EQUIPMENT  2001  A,  L.P.,  a  Delaware  limited
  ---------
partnership ("Lessor"), THE BANK OF NEW YORK, not in its individual capacity but
              ------
solely as Indenture Trustee, Paying Agent, Transfer Agent and Registrar for the Tranche A Noteholders ("Indenture Trustee"), the financial institutions listed
                          -----------------
on the signature pages hereof or that may hereafter become party hereto by execution and delivery of a Participation Agreement Supplement as a Tranche B Lender or as an Eligible Transferee of a Tranche B Lender, (each a "Tranche B
                                                                       ---------
Lender"  and  collectively  "Tranche  B  Lenders")  BRL  UNIVERSAL  EQUIPMENT
------                       -------------------
MANAGEMENT,  INC.,  a  Delaware  corporation ("Lessor General Partner"), BANKERS
                                               ----------------------
TRUST  COMPANY,  as  Administrative  Agent  for  Tranche B Lenders and Indenture
Trustee  acting  on  behalf  of  the  Tranche  A  Noteholders (in such capacity,
"Administrative  Agent")  and  BANKERS  TRUST  COMPANY,  as Collateral Agent for
 ---------------------
Tranche B Lenders and Indenture Trustee acting on behalf of the Tranche A Noteholders (in such capacity, "Collateral Agent").
                                    ----------------


                              W I T N E S S E T H:
                              - - - - - - - - - --

          WHEREAS, Lessor has agreed to lease to Lessee certain natural gas compressor equipment pursuant to the Equipment Lease Agreement dated as of February 9, 2001 between Lessee and Lessor (the "Original Lease Agreement") and
                                                  ------------------------
a Participation Agreement dated as of February 9, 2001 (as amended and modified by the First Amendment to Participation Agreement dated March 20, 2001, the "Original Participation Agreement");
 ----------------------------------

          WHEREAS, Lessee is a subsidiary of Guarantor and to induce Lessor to lease the natural gas compressor equipment to Lessee and to induce Tranche A Noteholders to purchase Tranche A Notes and Tranche B Lenders to make a loan or loans to Lessor, Guarantor agreed to guarantee all of Lessee's obligations under the Operative Documents;

          WHEREAS, to induce Tranche A Noteholders to purchase Tranche A Notes and Tranche B Lenders to make a loan or loans to Lessor, Lessor has agreed to provide Collateral Agent on behalf of Tranche A Noteholders and Tranche B Lenders and Indenture Trustee on behalf of Tranche A Noteholders certain security in accordance with the terms thereof;

          WHEREAS, the parties hereto desire to amend the Original Lease Agreement and amend and restate the Original Participation Agreement to allow Lessor to issue additional Tranche A Notes and Tranche B Notes to finance the acquisition of additional natural gas compressor equipment and lease it to Lessee.

          NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, the parties hereto amend and restate the Original Participation Agreement in its entirety and agree as follows:

          1.     Definitions  and  Usage.
                 -----------------------

          Unless the context otherwise requires, capitalized terms used herein and not otherwise defined herein shall have the meanings set forth or referred to in Appendix A which Appendix A also contains the rules of usage that shall apply hereto.

          1A.     Effectiveness.
                  -------------

          This Agreement shall become effective as of the Amendment Date upon execution and delivery of:

          (a) This Agreement by Lessee, Guarantor, Lessor, Majority Tranche B Lenders holding Tranche B Notes for Tranche B Loans made on February 9, 2001, Indenture Trustee, Paying Agent, Transfer Agent and Registrar for Tranche A Notes, Lessor General Partner, Administrative Agent and Collateral Agent;

          (b) The First Amendment to Lease Agreement dated the date hereof by Lessor and Lessee; and

          (c) The First Amendment to Tranche B Loan Agreement dated the date hereof by Lessor, Administrative Agent, Collateral Agent and Majority Tranche B Lenders holding Tranche B Notes for Tranche B Loans made on February 9, 2001.

          2.     Representations  and  Warranties.
                 --------------------------------

          2.1.     Lessee  Representations  and  Warranties.  Lessee  hereby
                   ----------------------------------------
represents and warrants as of the Closing Date, the Amendment Date and on each Funding Date for the benefit of each other party hereto as follows.

          (a) Lessee (i) is a duly organized and validly existing corporation in good standing under the laws of the jurisdiction of its incorporation, (ii) has the corporate power and authority to own its property and assets and to transact the business in which it is engaged and presently proposes to engage and (iii) is duly qualified and is authorized to do business and is in good standing in each jurisdiction where the ownership, leasing or operation of its property or the conduct of its business requires such qualifications except for failures to be so qualified which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect or a material adverse effect on Lessee's ability to perform its obligations under the Operative Documents.

          (b) Lessee has the corporate power and authority to execute, deliver and perform the terms and provisions of each of the Operative Documents to which it is party and has taken all necessary corporate action to authorize the execution, delivery and performance by it of each of such Operative
Documents. Lessee has duly executed and delivered each of the Operative Documents to which it is party, and each of such Operative Documents constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles
(regard-less  of  whether  enforcement  is  sought  in  equity  or  at  law).

          (c) Neither the leasing of the Equipment, the execution, delivery or performance by Lessee of the Operative Documents to which it is a party, nor compliance by it with the terms and provisions thereof, (i) will contravene any provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or governmental instrumentality, (ii) will, after giving effect to any waivers obtained by Lessee, conflict with or result in any material breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (other than Permitted Liens) upon any of the property or assets of Lessee, pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement or loan agreement, or any other material agreement, contract or instrument, to which Lessee is a party or by which it or any of its property or assets is bound or to which it may be subject or (iii) will violate any provision of the Certificate of Incorporation or By-Laws of Lessee.

          (d) No order, consent, approval, license, authorization or validation of, or filing, recording or registration with (other than the filing of the Lessee Financing Statements and except as have otherwise been obtained or made on or prior to the date of this representation), or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with, (i) the execution, delivery and performance by Lessee of any Operative Document to which it is a party or (ii) the legality, validity, binding effect or enforceability against Lessee of any such Operative Document.

          (e) There is no action, suit or other proceeding pending or, to the best knowledge of Lessee, threatened, (i) with respect to the Revolver, Senior Notes, Asset Backed Securities, Merger or the transactions contemplated herein or (ii) that could reasonably be expected to result in a Material Adverse Effect.

          (f) There is no tax, levy, impost, deduction, charge or withholding which may be imposed on or asserted against the Lessee Collateral or any part thereof or any interest therein, or against Indenture Trustee, any Tranche A Noteholder, any Tranche B Lender, Administrative Agent or Collateral Agent either (i) on or by virtue of the execution or delivery of Operative Documents or any other document contemplated thereby or (ii) on any payment to be made by Lessee pursuant to the Operative Documents or any other document contemplated thereby to which Lessee is a party.

          (g)     No  Lease  Default  has  occurred  and  is  continuing.

          (h) All representations and warranties of Lessee set forth in the other Operative Documents are true and correct in all material respects.

          (i) Lessee's chief executive office and its principal place of business are located at 4440 Brittmoore Road, Houston, Texas, and Lessee is incorporated in the State of Texas.

          (j) The transaction contemplated hereby (i) is not required to be registered pursuant to Code Section 6111(d) or any regulation promulgated thereunder or (ii) was properly and timely registered in accordance with Code
Section 6111(d) and any regulations promulgated thereunder as of the date of this representation and the correct registration number was (or will be within ten (10) Business Days of receipt by Lessee) provided to Lessor, Indenture Trustee and each Tranche A Noteholder, and Tranche B Lender identified in the Operative Documents on the date of this representation by name and address. Each party hereto hereby agrees to provide to Lessee promptly after written request therefor any information requested by Lessee on or prior to the date of this representation and necessary for Lessee to register the transaction.

          (k)     [Reserved]

          (l) There are no Liens other than Permitted Liens and Lessor Liens on any Item of Equipment, the proceeds of any Item of Equipment or the insurance required under the Lease Agreement.

          (m) Each Item of Equipment is personal property and not a fixture attached to realty under Applicable Law.

          (n) Each Item of Equipment has permanently affixed thereto the unit number or other identification number set forth therefor on the related Lease Supplement.

          (o) The provisions of this Agreement and the Lease Supplement are effective to create in favor of Lessor and Collateral Agent a legal, valid and enforceable security interest in each Item of Equipment; Lessor and Collateral Agent shall be entitled to all of the rights and benefits and priorities provided to a holder of a perfected first priority Lien under Applicable Law subject to no Liens other than Permitted Liens or Lessor Liens, and all recordations and filings have been accomplished in each jurisdiction as required by law to establish and perfect Lessor's and Collateral Agent's respective rights in and to such Lessee Collateral or Lessor Collateral, as the case may be, or due provision has been made therefor, and any giving of notice or any other action to such end required by Applicable Law has been given or taken.

          (p) The provisions of this Agreement are effective to create in favor of Collateral Agent a legal, valid and enforceable security interest in all right, title and interest of Lessor in Lessor Collateral, and, in reliance on the accuracy of the representation and warranty of Lessor in Section 2.4(b), the filing of the financing statements executed by Lessor as debtor with the Secretary of State for the States of Delaware and in the applicable filing office(s) in each state where Revised Article 9 of the UCC has not been adopted or is not yet effective in which Items of Equipment are located perfects such security interest in the Lessor Collateral, subject to no Liens other than Permitted Liens and Lessor Liens, and Collateral Agent shall be entitled to all of the rights, benefits, and priorities provided to a holder of liens of such type under Applicable Law.

          (q)     [Reserved]

          (r)     [Reserved]

          (s)     [Reserved]

          (t) No Item of Equipment is intended by Lessee to be "equipment used in farming operations" as such terms are used in Section 9-401 of the New York Uniform Commercial Code or any correlative provision of any other applicable state's Uniform Commercial Code and no Item of Equipment shall be "goods covered by a certificate of title issued under a statute of this state or of another jurisdiction under the law of which indication of a security interest on the certificate is required as a condition of perfection" within the meaning of Section 9-103 of the New York Uniform Commercial Code or any correlative provision of any other applicable state's Uniform Commercial Code.

          (u) The audited consolidated balance sheet of Guarantor and its consolidated subsidiaries as at March 31, 2001 and the related consolidated statement of income, stockholders' equity and cash flow of Guarantor and its consolidated subsidiaries for the fiscal year ended on said date, with the opinion thereon of Deloitte Touche heretofore furnished to Lessor, each Tranche B Lender and Administrative Agent are complete and correct and fairly present the consolidated financial condition of Guarantor and its consolidated subsidiaries as at said dates and the results of its operations for the fiscal year on said dates in all material respects, all in accordance with GAAP, as applied on a consistent basis. Neither Lessee nor any Subsidiary has on the Amendment Date any material Debt, contingent liabilities, liabilities for taxes, unusual forward or long-term commitments or unrealized or anticipated losses from any unfavorable commitments, except as referred to or reflected or provided for in the Financial Statements or in Schedule 5. Since March 31, 2001, there has been no change or event having a Material Adverse Effect. Since the date of the Financial Statements, neither the business nor the Properties of Lessee or any Subsidiary have been materially and adversely affected as a result of any fire, explosion, earthquake, flood, drought, windstorm, accident, strike or other labor disturbance, embargo, requisition or taking of Property or cancellation of contracts, permits or concessions by any Governmental Equity, riot, activities of armed forces or acts of God or of any public enemy. With respect to the Closing Date and the Amendment Date, notwithstanding anything contained herein to the contrary, the "Financial Statements" referenced in this
Section 2.1(u) and in Sections 9.3(f) and 9.3(h) are the proforma financial statements contained in the Offering Memorandum which gives effect to the Merger and for each Funding Date thereafter, notwithstanding anything contained herein to the contrary, such "Financial Statements" are the Financial Statements identified as such in the Participation Agreement Supplement for such Funding Date.

          (v)     ERISA.
                  -----

               (i) Lessee, each Subsidiary and each ERISA Affiliate have complied in all material respects with ERISA and, where applicable, the Code regarding each Plan.

               (ii) Each Plan is, and has been, maintained in substantial compliance with ERISA and, where applicable, the Code.

               (iii) No act, omission or transaction has occurred which could result in imposition on Lessee, any Subsidiary or any ERISA Affiliate (whether directly or indirectly) of (i) either a civil penalty assessed pursuant to section 502(c), (i) or (l) of ERISA or a tax imposed pursuant to Chapter 43 of Subtitle D of the Code or (ii) breach of fiduciary duty liability damages under section 409 of ERISA.

               (iv) No Plan (other than a defined contribution plan) or any trust created under any such Plan has been terminated since September 2, 1974. No liability to the PBGC (other than for the payment of current premiums which are not past due) by Lessee, any Subsidiary or any ERISA Affiliate has been or is expected by Lessee, any Subsidiary or any ERISA Affiliate to be incurred with respect to any Plan. No ERISA Event with respect to any Plan has occurred.

               (v) Full payment when due has been made of all amounts which Lessee, any Subsidiary or any ERISA Affiliate is required under the terms of each Plan or applicable law to have paid as contributions to such Plan, and no accumulated funding deficiency (as defined in section 302 of ERISA and section 412 of the Code), whether or not waived, exists with respect to any Plan.

               (vi) The actuarial present value of the benefit liabilities under each Plan which is subject to Title IV of ERISA does not, as of the end of Lessee's most recently ended fiscal year, exceed the cur-rent value of the assets (computed on a plan termination basis in accordance with Title IV of ERISA) of such Plan allocable to such benefit liabilities. The term "actuarial present value of the benefit liabilities" shall have the meaning specified in section 4041 of ERISA.

               (vii) None of Lessee, any Subsidiary or any ERISA Affiliate sponsors, maintains, or contributes to an employee welfare benefit plan, as defined in section 3(1) of ERISA, including, without limitation, any such plan maintained to provide benefits to former employees of such entities, that may not be terminated by Lessee, a Subsidiary thereof or any ERISA
     Affiliate in its sole discretion at any time without any material liability.

               (viii) None of Lessee, any Subsidiary or any ERISA Affiliate sponsors, maintains or con-tributes to, or has at any time in the preceding six (6) calendar years, sponsored, maintained or contributed to, any Multiemployer Plan.

               (ix) None of Lessee, any Subsidiary or any ERISA Affiliate is required to provide security under section 401(a)(29) of the Code due to a Plan amendment that results in an increase in current liability for the Plan.

               (x) Assuming the accuracy at all times of the representation and warranty of each Tranche B Lender in Section 2.6 of this Agreement, the execution and delivery of this Agreement will be exempt from, or will not involve any transaction which is subject to, the prohibitions of either
     Section 406 of ERISA or Section 4975 of the Code and will not involve any transaction in connection with which a penalty could be imposed under
     Section 502(i) of ERISA or a tax could be imposed pursuant to Section 4975 of the Code.

          (w)     Taxes.  Except  as  set  out in Schedule 6, each of Lessee and
                  -----
its Subsidiaries has filed all United States federal income tax returns and all other tax returns which are required to be filed by them and have paid all material taxes due pursuant to such returns or pursuant to any assessment received by Lessee or any Subsidiary. The charges, accruals and reserves on the books of Lessee and its Subsidiaries in respect of taxes and other governmental charges are, in the opinion of Lessee, adequate. No tax lien has been filed and, to the knowledge of Lessee, no claim is being asserted with respect to any such tax, fee or other charge.

          (x)     Titles,  etc.
                  -------------

               (i) Except as set out in Schedule 7, Lessee and its Subsidiaries have good and marketable title to its material properties (i) except in cases where the failure to have said good and marketable title would not reasonably cause a Material Adverse Effect and (ii) free and clear of all Liens, except Liens permitted by Section 9.3(g).

               (ii) All leases and agreements necessary for the conduct of the business of Lessee and its Subsidiaries are valid and subsisting, in full force and effect and there exists no default or event or circumstance which with the giving of notice or the passage of time or both would give rise to a default under any such lease or leases, which would affect in any material respect the conduct of the business of Lessee and its Subsidiaries.

               (iii) Rights, Properties and other assets presently owned, leased or licensed by Lessee or its Subsidiaries including, without limitation, all easements and rights of way, include all rights, Properties and other assets necessary to permit Lessee or its Subsidiaries to conduct their business in all material respects in the same manner as its business has been conducted prior to the date of this representation.

               (iv) All of the assets and Properties of Lessee or its Subsidiaries thereof which are reasonably necessary for the operation of its business are in good working condition and are maintained in accordance with prudent business standards.

          (y)     No Material Misstatements.  No written information, statement,
                  -------------------------
exhibit, certificate, document or report furnished to Administrative Agent and the Tranche B Lenders (or any of them) by Lessee or any Subsidiary in connection with the negotiation of this Agreement contained any material misstatement of fact or omitted to state a material fact or any fact necessary to make the statement contained therein not materially misleading in the light of the circumstances in which made and with respect to Lessee and its Subsidiaries taken as a whole. To Lessee's knowledge, there is no fact peculiar to Lessee or any Subsidiary which has a Material Adverse Effect or in the future is reasonably likely to have (so far as Lessee can now reasonably foresee) a Material Adverse Effect and which has not been set forth in this Agreement or the other documents, certificates and statements furnished to Administrative Agent by or on behalf of Lessee or any Subsidiary or otherwise prior to, or on, the date of this representation in connection with the transactions contemplated hereby.

          (z)     Investment  Company Act.  Neither Lessee nor any Subsidiary is
                  -----------------------
an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

          (aa)     Public  Utility  Holding Company Act.  Neither Lessee nor any
                   ------------------------------------
Subsidiary is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," or a "public utility" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

          (bb)     Subsidiaries.  Except  as set forth on Schedule 3, Lessee has
                   ------------
no  Subsidiaries.

          (cc)     Defaults.  Neither  Lessee  nor any Subsidiary is in material
                   --------
default nor has any event or circumstance occurred which, but for the expiration of any applicable grace period or the giving of notice, or both, would constitute a material default under any material agreement or instrument to which Lessee or any Subsidiary is a party or by which Lessee or any Subsidiary is bound which default would have a Material Adverse Effect.

          (dd)     Environmental  Matters.  Except (i) as provided in Schedule 8
                   ----------------------
or (ii) as would not have a Material Adverse Effect (or with respect to (c), (d) and (e) below, where the failure to take such actions would not have a Material Adverse Effect):

               (i) Neither any Property of Lessee or any Subsidiary nor the operations conducted thereon violate any order or requirement of any court or Governmental Entity or any Environmental Law;

               (ii) Without limitation of clause (a) above, no Property of Lessee or any Subsidiary nor the operations currently conducted thereon or, to the best knowledge of Lessee, by any prior owner or operator of such Property or operation, are in violation of or subject to any existing, pending or threatened action, suit, investigation, inquiry or proceeding by or before any court or Governmental Entity or to any remedial obligations under Environmental Laws;

               (iii) All notices, permits, licenses or similar authorizations, if any, required to be obtained or filed in connection with the operation or use of any and all Property of Lessee and each Subsidiary, including without limitation past or present treatment, storage, disposal or release of a hazardous substance or solid waste into the environment, have been duly obtained or filed, and Lessee and each Subsidiary are in compliance with the terms and conditions of all such notices, permits, licenses and similar authorizations;

               (iv) All hazardous substances, solid waste, and oil and gas exploration and production wastes, if any, generated at any and all Property of Lessee or any Subsidiary have in the past been transported, treated and disposed of in accordance with Environmental Laws and so as not to pose an imminent and substantial endangerment to public health or welfare or the environment, and, to the best knowledge of Lessee, all such transport carriers and treatment and disposal facilities have been and are operating in compliance with Environmental Laws and so as not to pose an imminent and substantial endangerment to public health or welfare or the environment, and are not the subject of any existing, pending or threatened action, investigation or inquiry by any Governmental Entity in connection with any Environmental Law;

               (v) Lessee has taken all steps reasonably necessary to determine and has determined that no hazardous substances, solid waste, or oil and gas exploration and production wastes, have been disposed of or otherwise released and there has been no threatened release of any hazardous substances on or to any Property of Lessee or any Subsidiary except in compliance with Environmental Laws and so as not to pose an imminent and substantial endangerment to public health or welfare or the environment;

               (vi) To the extent applicable, all Property of Lessee and each Subsidiary currently satisfies all design, operation, and equipment requirements imposed by the OPA or scheduled to be imposed by OPA during the term of the Lease Agreement, and Lessee does not have any reason to believe that such Property, to the extent subject to OPA, will not be able to maintain compliance with the OPA requirements during the term of the Lease Agreement; and

               (vii) Neither Lessee nor any Subsidiary has any known contingent liability in connection with any release or threatened release of any oil, hazardous substance or solid waste into the environment.

          (ee)     Compliance  with  the Law.  Neither Lessee nor any Subsidiary
                   -------------------------
has violated any Governmental Requirement or failed to obtain any license, permit, franchise or other governmental authorization necessary for the ownership of any of its Properties or the conduct of its business, which violation or failure would have (in the event such violation or failure were asserted by any Person through appropriate action) a Material Adverse Effect.

          (ff)     Insurance.  Schedule  4  attached hereto contains an accurate
                   ---------
and complete description of all material policies of fire, liability, workmen's compensation and other forms of insurance owned or held by Lessee and each Subsidiary. All such policies are in full force and effect, all premiums with respect thereto covering all periods up to and including the date of the closing have been paid, and no notice of cancellation or termination has been received with respect to any such policy. Such policies are sufficient for compliance with all requirements of law and of all agreements to which Lessee or any Subsidiary is a party; are valid, outstanding and enforceable policies; provide adequate insurance coverage in at least such amounts and against at least such risks (but including in any event public liability) as are usually insured against in the same general area by companies engaged in the same or a similar business for the assets and operations of Lessee and each Subsidiary; will remain in full force and effect through the respective dates set forth in the binders for said insurance without the payment of additional premiums; and will not in any way be affected by, or terminate or lapse by reason of, the transactions contemplated by this Agreement. Neither Lessee nor any Subsidiary has been refused any insurance with respect to its assets or operations, nor has its coverage been limited below usual and customary policy limits, by an insurance carrier to which it has applied for any such insurance or with which it has carried insurance during the last three (3) years.

          (gg)     Hedging  Agreements.  Schedule  9  sets  forth  a  true  and
                   -------------------
complete list of all Hedging Agreements as of the Amendment Date (including commodity price swap agreements, forward agreements or contracts of sale which provide for prepayment for deferred shipment or delivery of oil, gas or other commodities) of Lessee and each Subsidiary, the material terms thereof (including the type, term, effective date, termination date and notional amounts or volumes), the net mark to market value thereof, all credit support agreements relating thereto (including any margin required or supplied), and the counter party to each such agreement.

          (hh)     Restriction  on  Liens.  Except  as set forth on Schedule 10,
                   ----------------------
neither Lessee nor any of Subsidiary is a party to any agreement or arrangement (other than the Operative Documents, the Revolver and the Security Instruments), or subject to any order, judgment, writ or decree, which either restricts or purports to restrict its ability to grant Liens to other Persons on or in respect of their respective assets or Properties.

          (ii) As of each Funding Date, the projections identified on the Participation Agreement Supplement for such Funding Date (or in the case of the first Funding Date, the projections made a part of the final Offering Memorandum of the Lessor dated February 6, 2001 furnished to the Administrative Agent, the Lessor, the Indenture Trustee and the Tranche B Lenders prior to the Closing
Date)  (the  "Projections")  have  been  prepared in good faith and are based on
              -----------
reasonable assumptions, and there are no statements or conclusions in the Projections which are based upon or include information known to Lessee to be misleading in any material respect or which fail to take into account material information known to Lessee regarding the matters reported therein. Lessee believes that the Projections are reasonable and attainable, it being recognized by Lessor and Tranche B Lenders, however, that projections as to future events are not to be viewed as facts and that the actual results during the period or periods covered by the Projections may differ from the projected results and that the differences may be material.

          (jj) Lessee has no knowledge of the falsity of, or any reason to believe, any of the representations of Lessor and Co-Obligor contained in any Note Purchase Agreement or Underwriting Agreement are untrue or incorrect in any material respect.

          (kk) There has been no change to the written description of Lessee Maintenance Practices delivered to the Administrative Agent prior to the Amendment Date, except as otherwise provided on the related Participation Agreement Supplement for the most recent Funding Date.

          2.1A     Further Lessee Representations and Warranties.  Lessee hereby
                   ---------------------------------------------
represents as of each Funding Date for the benefit of each other party hereto as follows:

          (a) Immediately prior to giving effect to the sale thereof to Lessor, the Seller thereof has good and marketable title to each Subject Item.

          (b) Each Subject Item is or will be within a reasonable period of time in compliance with identification mark requirements of Section 15 of the Lease Agreement.

          (c)     Each  Subject  Item  is  in  proper  working  order.

          (d) No Event of Loss or event which with the passage of time would become an Event of Loss has occurred with respect to any Subject Item.

          2.2.     Guarantor  Representations  and  Warranties.  Guarantor
                   -------------------------------------------
represents and warrants as of the Closing Date, Amendment Date and on each Funding Date for the benefit of each party hereto as follows.

          (a) Guarantor (i) is a duly organized and validly existing corporation in good standing under the laws of the jurisdiction of its incorporation, (ii) has the corporate power and authority to own its property and assets and to transact the business in which it is engaged and presently proposes to engage and (iii) is duly qualified and authorized to do business and is in good standing in each jurisdiction where the ownership, leasing or operation of its property or the conduct of its business requires such qualifications except for failures to be so qualified which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

          (b) Guarantor has the corporate power and authority to execute, deliver and perform the terms and provisions of each of the Operative Documents to which it is party and has taken all necessary corporate action to authorize the execution, delivery and performance by it of each of such Operative Documents. Guarantor has duly executed and delivered each of the Operative Documents to which it is party, and each of such Operative Documents constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

          (c) Neither the execution, delivery or performance by Guarantor of the Operative Documents to which it is a party, nor compliance by it with the terms and provisions thereof, (i) will contravene any provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or governmental instrumentality, (ii) will, after giving effect to any waivers obtained by Guarantor, conflict with or result in any material breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (other than Permitted Liens) upon any of the property or assets of Guarantor or any of its Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement or loan agreement, or any other material agreement, contract or instrument, to which Guarantor or any of its Subsidiaries is a party or by which it or any of its property or assets is bound or to which it may be subject or (iii) will violate any provision of the Certificate of Incorporation or By-Laws of Guarantor or any of its Subsidiaries.

          (d) No order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except as have otherwise been obtained or made on or prior to the date of this representation), or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with, (i) the execution, delivery and performance by Guarantor of any Operative Document to which it is a party or (ii) the legality, validity, binding effect or enforceability against Guarantor of any such Operative Document.

          (e) Guarantor has no knowledge of the falsity of, or any reason to believe, any of the representations and warranties of Lessor and Co-Obligor contained in any Note Purchase Agreement or Underwriting Agreement are untrue or incorrect in any material respect.

          2.3.     Lessor  Representations  and  Warranties  For  Benefit of All
                   -------------------------------------------------------------
Parties.  Lessor  hereby  represents  and  warrants  as  of  the  Closing  Date,
-------
Amendment Date and on each Funding Date for the benefit of each party hereto as follows:

          (a) Lessor is a limited partnership duly established and validly existing under the laws of the State of Delaware, has full power, authority and legal right under such laws to execute, deliver and perform its obligations under the Operative Documents to which it is a party.

          (b) The leasing and financing of the Equipment, the execution and delivery of the Operative Documents and the other related instruments, documents and agreements to which Lessor is a party, and the compliance by Lessor with the terms hereof and thereof and the payments and performance by Lessor of any of its obligations hereunder and thereunder (i) have been duly and legally authorized by all necessary action on the part of Lessor, (ii) are not in contravention of, and will not result in a violation or breach of, any of the terms of Lessor's Limited Partnership Agreement or Certificate of Limited Partnership, (iii) will not violate or constitute a breach of any provision of law, any order of any court or other agency of government, or any indenture, agreement or other instrument to which Lessor is a party, or by or under which Lessor or any of Lessor's property is bound, or be in conflict with, result in a breach of, or constitute (with due notice and/or lapse of time) a default under any such indenture, agreement or instrument, or result in the creation or imposition of any Lien, other than Permitted Liens, upon any of Lessor's property or assets and (iv) will not require, on the part of Lessor, the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any United States federal, state or local governmental or public commission, board, authority or agency except for filings, if any, made pursuant to any notice reporting requirement applicable to it.

          (c) Each Operative Document to which Lessor is a party has been executed by the duly authorized officer or officers of Lessor General Partner and delivered to the other parties thereto and constitutes, or when executed by the duly authorized officer or officers of Lessor General Partner and delivered to the other parties thereto, will constitute, the legal, valid and binding obligation of Lessor, enforceable in accordance with its terms except as limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights from time to time in effect and by general principles of equity including those applicable to the enforce-ability of the remedy of specific performance.

          (d) There is no action, suit or other proceeding now pending or, to Lessor's knowledge, threatened, against or affecting Lessor, in any court or before any regulatory commission, board or other administrative governmental agency (i) which will materially and adversely affect the interest of Lessor in any Item of Equipment or any Operative Document, or the interest of Collateral Agent in any such Item or any Operative Document or (ii) that could reasonably be expected to materially and adversely affect the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of Lessor.

          (e) There is no tax, levy, impost, deduction, charge or withholding which may be imposed on or asserted against the Lessor Collateral or any part thereof or any interest therein, or against Indenture Trustee, any Tranche A Noteholder, any Tranche B Lender, Administrative Agent or Collateral Agent either (i) on or by virtue of the execution or delivery of Operative Documents or any other document contemplated thereby or (ii) on any payment to be made by Lessor pursuant to the Operative Documents or any other document contemplated thereby to which Lessor is a party.

          (f) Lessor has no indebtedness or other liabilities, whether contingent or otherwise, other than its obligations under and as contemplated by the Operative Documents.

          (g) No Loan Default or Loan Event of Default not caused by a Lease Default or Lease Event of Default has occurred and is continuing.

          (h) Neither Lessor nor any Person authorized to act on its behalf has directly or indirectly offered to sell any interests in the Lessor Collateral, Tranche A Notes, Tranche B Notes or Equity Certificates or any security similar thereto, to, or otherwise approved or negotiated with respect thereto with anyone. Neither Lessor nor any Person authorized to act on its behalf will so offer or sell in violation of Section 5 of the Securities Act of 1933, as amended, or any securities or blue sky law of any applicable jurisdiction.

          (i) The representations and warranties of Lessor in each Note Purchase Agreement and Underwriting Agreement are true and correct in all material respects and Lessor has complied with all of its covenants in each such agreement in all material respects.

          2.4.     Lessor  Representations  and  Warranties  For  Benefit  of
                   ----------------------------------------------------------
Indenture Trustee, Tranche B Lenders, Administrative Agent and Collateral Agent.
--------------------------------------------------------------------------------
Lessor hereby represents and warrants as of the Closing Date, Amendment Date and on each Funding Date for the benefit of Indenture Trustee, each Tranche B Lender, Administrative Agent and Collateral Agent as follows:

          (a) No Lease Default or Lease Event of Default of which it has knowledge has occurred and is continuing.

          (b) Lessor's chief executive office and principal place of business is located at 2911 Turtle Creek Boulevard, Suite 1240, Dallas, Texas and Lessor's records with respect to the transactions contemplated by the Operative Documents are located at such address.

          (c) Lessor is duly qualified and is authorized to do business and is in good standing in each jurisdiction where ownership, leasing or operation of its property or the conduct of its business requires such qualifications except for failures to be so qualified which, individually or in the aggregate, could not reasonably be expected to have a material adverse effect on Lessor's ability to perform its obligations or exercise its rights under the Operative Documents to which it is a party or on the business, property, assets, liabilities, condition (financial or otherwise) or prospects of Lessor.

          (d) After giving effect to each Bill of Sale therefor, Lessor has good and marketable title to each Item of Equipment (including the parts and components thereof) and the Lessor Collateral is free and clear of all Liens other than Permitted Liens.

          (e) The provisions of this Agreement are effective to create in favor of Collateral Agent a legal, valid and enforceable security interest in all right, title and interest of Lessor in the Lessor Collateral, and the filing of the financing statements executed by Lessor as debtor with the Secretary of State for the State of Delaware, and in the applicable filing office(s) in each state where Revised Article 9 of the UCC has not been adopted or is not yet effective in which Items of Equipment are located perfects such security interest in the Lessor Collateral, subject to no Liens other than Permitted Liens and Lessor Liens and Collateral Agent shall be entitled to all of the rights, benefits, and priorities provided to a holder of liens of such type under Applicable Law.

          (f) Neither Lessor nor any Person authorized to act on its behalf will permit any transfer of any interest in Lessor, directly or indirectly, that would result in the Lessor being treated as a Publicly Traded Partnership pursuant to Code Section 7704.

          2.5.     Representations  and  Warranties  of  Lessor General Partner.
                   ------------------------------------------------------------
Lessor General Partner represents and warrants that as of the Closing Date, Amendment Date and on each Funding Date for the benefit of each other party hereto as follows:

          (a) It is duly organized under the laws of its jurisdiction of incorporation, has full corporate power and authority and legal right under such laws to execute, deliver and perform its obligations under the Operative Documents to which it is a party and is qualified to do business in and is in good standing in all material respects in, each jurisdiction in which the nature of its business makes such qualification necessary, except where failure to be so qualified and in good standing would not have a material adverse effect on its ability to perform its obligations under the Operative Documents to which it is a party.

          (b) The execution and delivery of the Operative Documents and the other related instruments, documents and agreements to which it is a party, and the compliance by it with the terms hereof and thereof and the payments and performance by it of any its obligations hereunder and thereunder (i) have been duly and legally authorized by all necessary corporate action on its part, (ii) are not in contravention of, and will not result in a violation or breach of, any of the terms of its certificate of incorporation (or equivalent document), its by-laws or any provisions relating to its capital stock, (iii) will not violate or constitute a breach of any provision of law, any order of any court or other agency of government, or any indenture, agreement or other instrument to which it is a party, or by or under which it is bound, or be in conflict with, result in a breach of, or constitute (with due notice and/or lapse of time) a default under any such indenture, agreement or instrument, or result in the creation or imposition of any Lien upon any of its property or assets and
(iv) will not require, on its part or any Affiliate's part thereof, the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any United State federal, state or local governmental or public commission, board, authority or agency except for filings, if any, made pursuant to any notice reporting requirement applicable to it.

          (c) Each Operative Document to which it is a party has been executed by its duly authorized officer or officers and delivered to the other parties thereto and constitutes, or when executed by its duly authorized officer or officers and delivered to the other parties thereto, such Operative Documents will constitute, legal, valid and binding obligations enforceable in accordance with their terms except as limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights from time to time in effect and by general principles of equity including those applicable to the enforceability of the remedy of specific performance.

          (d) It is not in breach of any covenants or agreements made by it in the Limited Partnership Agreement or in this Agreement.

          (e) There are no actions, suits or proceedings pending or, to the best of its knowledge, threatened before any court or by or before any other Government Entity, or any arbitrator, which either individually or in the aggregate, would have a material adverse effect on the Lessor Collateral or on the right, power and authority or its ability to perform its obligations under any Operative Document to which it is a party.

          (f) There are no Lessor Liens attributable to it on the assets of Lessor or on any part thereof, and the execution, delivery and performance by it of the Operative Documents to which it is a party will not subject the assets of Lessor to any Lessor Liens attributable to it.

          (g) It does not have, has not used and shall not use the assets of an "employee benefit plan" as defined in Section 3(3) of ERISA or a "plan" as defined in Section 4975(e) of the Code to make any capital contribution or other payment under the Operative Documents.

          2.6.     Tranche  B  Lenders  Representations and Warranties.  Each of
                   ---------------------------------------------------
the Tranche B Lenders solely with respect to itself, severally represents and warrants as of each Funding Date on which it makes a Tranche B Loan, for the benefit of each party hereto, that it has not used and shall not use the assets of an "employee benefit plan" as defined in Section 3(3) of ERISA or a "plan" as defined in Section 4975(e) of the Code to fund any Loan or make any other payment under the Operative Documents.

          2.7.     Private  Offering  Representations;  etc.  Each  of  Lessee,
                   -----------------------------------------
Guarantor  and Lessor General Partner represents to each other party hereto that
(a) neither it, nor any of its Affiliates, nor anyone it has authorized or employed to act on its behalf as agent, broker, dealer or otherwise in connection with the offering or sale of (i) the Tranche A Notes or any similar security or (ii) any interest in and to Lessor Collateral or any similar security, as the case may be, has, directly or indirectly, offered any such security for sale to, or solicited any offer to acquire any of the same from, anyone, except that Lessee represents that it and its Affiliates have offered Tranche A Notes and an interest in the Lessor Collateral to the Tranche A Noteholders, Tranche B Lenders, Limited Partners, respectively, and, with respect to an interest in the Lessor Collateral, to other "accredited investors" as defined in Rule 501(a) of Regulation D promulgated pursuant to the Securities Act of 1933, as amended, and (b) neither it nor anyone it has authorized to act on its behalf has offered or sold, or will so offer to sell, (i) any Tranche A Notes or any interest in and to the Lessor Collateral, or (ii) any securities similar thereto, in violation of the provisions of Section 5 of the Securities Act of 1933, as amended. The representations and warranties of each of the parties pursuant to this Section 2.7 are several and not joint.

          2.8.     Warranty  Disclaimers.  EACH  OF  LESSOR,  INDENTURE TRUSTEE,
                   ---------------------
TRANCHE  B  LENDER,  ADMINISTRATIVE  AGENT  AND  COLLATERAL  AGENT AS APPLICABLE
DEMISE, LEASE AND FINANCE THE ITEMS OF EQUIPMENT HEREUNDER AS-IS AND WHERE-IS WITH ALL FAULTS IF ANY AND IN WHATEVER CONDITION THEY MAY BE IN AND EXPRESSLY DISCLAIMS AND MAKES NO REPRESENTATION OR WARRANTY, EITHER EXPRESSED OR IMPLIED, AS TO THE DESIGN, CONDITION, QUALITY, CAPACITY, MERCHANTABILITY, DURABILITY, SUITABILITY OR ITS FITNESS FOR ANY PARTICULAR PURPOSE, OR QUALIFICATION FOR ANY PARTICULAR TRADE OR ANY OTHER MATTER CONCERNING, THE ITEMS OF EQUIPMENT. LESSEE HEREBY WAIVES ANY CLAIM (INCLUDING ANY CLAIM BASED ON STRICT OR ABSOLUTE
LIABILITY IN TORT OR INFRINGEMENT) IT MIGHT HAVE AGAINST LESSOR, INDENTURE TRUSTEE, ANY TRANCHE A NOTE-HOLDER, ANY INITIAL PURCHASER, ANY TRANCHE B LENDER, ARRANGER, ANY LIMITED PARTNER, LESSOR GENERAL PARTNER, ADMINISTRATIVE AGENT OR COLLATERAL AGENT FOR ANY LOSS, DAMAGE (INCLUDING INCIDENTAL OR CONSEQUENTIAL DAMAGE) OR EXPENSE CAUSED BY ANY ITEM OF EQUIPMENT EXCEPT TO THE EXTENT CAUSED BY SUCH PARTY'S GROSS NEGLIGENCE OR WILLFUL MIS-CONDUCT OR BY LESSEE'S LOSS OF USE THEREOF FOR ANY REASON WHATSOEVER. LESSOR HEREBY WAIVES ANY CLAIM (INCLUDING ANY CLAIM BASED ON STRICT OR ABSOLUTE LIABILITY IN TORT OR INFRINGEMENT) IT MIGHT HAVE AGAINST LESSOR, INDENTURE TRUSTEE, ANY TRANCHE A NOTEHOLDER, ANY INITIAL PURCHASER, ANY TRANCHE B LENDER, ARRANGER, ANY LIMITED PARTNER, LESSOR GENERAL PARTNER, ADMINISTRATIVE AGENT OR COLLATERAL AGENT FOR ANY LOSS, DAMAGE (INCLUDING INCIDENTAL OR CONSEQUENTIAL DAMAGE) OR EXPENSE CAUSED BY ANY ITEM OF EQUIPMENT EXCEPT TO THE EXTENT CAUSED BY SUCH PARTY'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OR LESSOR'S BREACH OF ITS COVENANT OF QUIET ENJOYMENT IN
SECTION  2  OF  THE  LEASE  FOR  ANY  REASON  WHATSOEVER.

          3.     Conditions  Precedent.
                 ---------------------

          3.1.     Lessor  Conditions.  Lessor  shall  have  no  obligation  to
                   ------------------
acquire any Item of Equipment proposed by Lessee to be leased under the Lease Agreement on any Funding Date (with respect to any Funding Date, each such Item of Equipment to be so leased, a "Subject Item") and subject it to the Lease
                                      ------------

Agreement unless on or before such Funding Date each of the following conditions are fulfilled:

          (a) There shall exist no Lease Default or Lease Event of Default and all representations and warranties of Lessee and Guarantor contained herein and in the other Operative Documents shall be true and correct in all material respects as of such Funding Date.

          (b) Each Subject Item is reasonably acceptable to Lessor and Administrative Agent.

          (c) Each Item of Equipment is free of all Liens other than Permitted Liens and Lessor Liens.

          (d) The aggregate of the Acquisition Costs of each Subject Item is less than or equal to the Maximum Acquisition Cost for such Funding Date.

          (e) Lessor and Administrative Agent shall have received a Lessee Certificate, dated such Funding Date with respect to such Subject Item duly executed by a Responsible Officer of Lessee.

          (f) Lessor shall have received the related Participation Agreement Supplement, the related Lease Supplement, a Note Purchase Agreement or Underwriting Agreement for the Tranche A Notes to be first issued on such Funding Date in the aggregate equal to aggregate of Tranche A Components of all Subject Items to be first leased on such Funding Date, a Bill of Sale for each Subject Item, a Funding Escrow Agreement and each other agreement described under the heading "Additional Conditions Precedent" on the related Participation Agreement Supplement in each case duly authorized, executed and delivered by each other party thereto.

          (g) All licenses, registrations, permits, consents and approvals required by Applicable Laws or by any Governmental Entity (i) in connection with Lessor's rights and interests in such Item of Equipment to the extent such licenses, registrations, permits, consents or approvals are required because of the nature of the Equipment and (ii) in connection with the delivery, acquisition, use and operation of such Subject Item shall have been obtained to the satisfaction of Lessor.

          (h) Lessor shall have received from Lessee, in form and substance satisfactory to Lessor, resolutions of the board of directors of Lessee or other written evidence of appropriate corporate action, and the certificate of incorporation and by-laws, each certified as of such Funding Date by the secretary of Lessee, duly authorizing the execution, delivery and performance of this Agreement, the Lease Agreement and each other document to be delivered in connection therewith to which it is a party, together with an incumbency certificate as to the person or persons authorized to execute and deliver such documents on behalf of Lessee.

          (i) Lessor shall have received from Guarantor, in form and substance satisfactory to Lessor, resolutions of the board of directors of Guarantor or other written evidence of appropriate corporate action, and the certificate of incorporation and by-laws, each certified by the secretary of Guarantor as of such Funding Date, duly authorizing the execution, delivery and performance of the Participation Agreement and each other document to be delivered in connection therewith to which it is a party, together with an incumbency certificate as to the person or persons authorized to execute and deliver such documents on behalf of Guarantor.

          (j) Lessor shall have received from Lessee, in form and substance satisfactory to Lessor, a certificate dated such Funding Date executed by a duly authorized officer of Lessee, the truth and accuracy of which shall be a condition to Lessor to acquire such Item of Equipment, confirming that each of the representations and warranties set forth in Section 2.1 and 2.1A are true and correct as if made on and as of such date except to the extent such representations and warranties expressly provide that they relate solely to an earlier date.

          (k) Lessor shall have received from Guarantor, in form and substance satisfactory to Lessor, a certificate dated such Funding Date, executed by a duly authorized officer of Guarantor, the truth and accuracy of which shall be a condition to Lessor to acquire such Item of Equipment, confirming that each of the representations and warranties set forth in Section
2.2 are true and correct as if made on and as of such date except to the extent such representations and warranties expressly provide that they relate solely to an earlier date.

          (l) Lessor shall have received written opinions of Gardere Wynne Sewell LLP, counsel to Lessee and Guarantor, dated such Funding Date and addressed to Lessor, Indenture Trustee, the Initial Purchasers, each Tranche B Lender, Administrative Agent and Collateral Agent in form and substance reasonably satisfactory to Lessor.

          (m) Lessor shall have received a written opinion of Mark Carlton, Esq., in-house counsel to Lessee and Guarantor, dated such Funding Date and addressed to Lessor, Indenture Trustee, the Initial Purchasers, each Tranche B Lender, Administrative Agent and Collateral Agent in form and substance reasonably satisfactory to Lessor.

          (n) Lessee shall have delivered a good standing certificate dated within five (5) days of such Funding Date from the State of Texas and state in which Lessee is incorporated and Guarantor shall have delivered a good standing certificate dated within five (5) days of such Funding Date from the State of Texas and state in which Guarantor is incorporated.

          (o) Lessor shall have received for each Subject Item on or before the Funding Date an Appraisal dated within thirty (30) days of such Funding Date confirming that the aggregate Acquisition Costs of such Subject Item and all other Subject Items is less than or equal to both the aggregate Initial Fair Market Values and the aggregate Residual Values of all Subject Items.

          (p) Lessee shall have paid all of the reasonable costs and expenses incurred by Lessor, Lessor General Partner, Indenture Trustee, Bankers Trust Company as Tranche B Lender, Administrative Agent and Collateral Agent (in each case including attorneys' fees), and required to be paid by Lessee under the Operative Documents, in each case invoiced at least one day prior to such Funding Date.

          (q) Lessor and Administrative Agent shall have received at least three (3) LIBOR Banking Days before the Funding Date a Funding Notice executed and delivered by Lessee with the amounts to be funded by each Tranche B Lender with a commitment to make a Tranche B Loan on such date identified thereon.

          (r) Lessor shall have received the proceeds of the Tranche A Notes to be issued on such Funding Date as contemplated by the Note Purchase Agreement or Underwriting Agreement for such Tranche A Notes.

          (s) Lessor shall have received the proceeds of the Tranche B Loans set forth in the Funding Notice for such Funding Date.

          (t) Lessor shall have received from Limited Partners any amounts required of them in the Limited Partnership Agreement.

          (u) Lessor shall have received from Lessee payment of any Lease Premium due on such Funding Date or there shall be due and owing by Lessor to Lessee on such Funding Date an amount equal to or greater than such Lease Premium against which Lessor may credit in accordance with Section 7.13 of the Lease Agreement the full amount of such Lease Premium.

          (v) Lessor shall have received an insurance certificate in form and substance satisfactory to Lessor confirming that the Equipment is insured in accordance with the provisions of Section 20 of the Lease Agreement.

          (w) Administrative Agent shall have received the payment of all fees due on or before such Funding Date as may be set forth in the letter agreement between Administrative Agent and Lessee.

          (x) Lessee shall have executed and delivered to Administrative Agent Lessee Financing Statements for the Subject Items.

          (y)     Lessor  shall  have  received at any time prior to the Funding
Date lien search results in form and substance reasonably acceptable to it searching the Uniform Commercial Code records of, with respect to Guarantor, the state of its incorporation and the State of Texas, and with respect to Lessee, the state of its incorporation, the State of Texas, each state in which a Subject Item is located, and in states that require filings in local jurisdictions in order to perfect a security interest in a Subject Item, each such local jurisdiction, each indicating that, after the filing of those UCC release or termination statements, if any, executed and delivered by Lessee and all other relevant Persons to Administrative Agent on or before such Funding Date, the representations set forth in Section 2.1(l) will be accurate and complete in all respects to the extent determinable from such searches.

          (z) Lessor shall have received such other confirmatory assignments, conveyances, financing and continuation statements, transfer endorsements and other assurances or instruments other than estoppel certificates or other agreements, certificates or other documents to be delivered by any Sublessee or other Person (other than an Affiliate of Lessee) which Lessor may reasonably request to perfect, preserve or protect Lessor's security interest granted under Section 9 of the Lease Agreement, in form and substance satisfactory to Lessor, as Lessor may reasonably request in writing at least five (5) Business Days before such Funding Date.

          The leasing of each Item of Equipment by Lessee hereunder shall constitute a representation and warranty by Lessee as of the date such leasing commences that the conditions contained in Section 3.1 have been satisfied.

          3.2.     Tranche  B Lender Conditions.  No Tranche B Lender shall have
                   ----------------------------
any obligation to make a Tranche B Loan for the acquisition of any Subject Item hereunder unless on or before the Funding Date therefor each of the following conditions are fulfilled:

          (a) The conditions precedent to Lessor's obligation to lease such Subject Item in accordance with the terms hereof (except for the condition precedent set forth in Sections 3.1(s)) shall have been satisfied, without waiver or modification (except as consented to by Administrative Agent), and such Tranche B Lender shall have received copies of all documents and opinions with respect thereto.

          (b) There shall exist no Loan Default or Loan Event of Default and all representations and warranties of Lessor and Lessor General Partner contained herein and in the other Operative Documents shall be true and correct.

          (c) Each other Tranche B Lender with a commitment to make a Tranche B Loan on such Funding Date shall have funded its pro rata share of the Tranche B Loans to be funded on such Funding Date based upon its Tranche B Commitment and the amount of the Tranche B Loan to be made by such Tranche B Lender does not exceed its Tranche B Commitment.

          (d) Such Tranche B Lender shall have received original counterparts (unless otherwise specified) in each case duly authorized, executed and delivered by each other party thereto in form and substance satisfactory to such Tranche B Lender and in full force and effect of this Agreement, the related Participation Agreement Supplement, such Tranche B Lender's related Tranche B Note, a copy of the related Security Supplement and a Funding Escrow Agreement.

          (e) Such Tranche B Lender shall have received from Lessor, in form and substance satisfactory to such Tranche B Lender, a copy of Lessor's Certificate of Limited Partnership and the Limited Partnership Agreement, each certified as of such Funding Date by the secretary of Lessor General Partner.

          (f) Such Tranche B Lender shall have received from Lessor General Partner, in form and substance satisfactory to such Tranche B Lender, Lessor General Partner's Certificate of Incorporation, By-Laws, and resolutions of its board of directors duly authorizing the execution, delivery and performance of this Agreement, the Lease Agreement, and each other document to be delivered in connection therewith to which it is a party, each certified as of such Funding Date by the secretary of Lessor General Partner, together with an incumbency certificate as to the person or persons authorized to execute and deliver such documents on behalf of Lessor General Partner.

          (g) Such Tranche B Lender shall have received a certificate in form and substance satisfactory to such Tranche B Lender dated such Funding Date from Lessor General Partner, the truth and accuracy of which shall be a condition to the obligation of such Tranche B Lender to make its Tranche B Loan, confirming that each of the representations and warranties of Lessor and Lessor General Partner set forth in Sections 2.3, 2.4 and 2.5 are true and correct as if made on and as of such date except to the extent such representations and warranties expressly provide that they relate solely to an earlier date.

          (h) Such Tranche B Lender shall have received written opinions of counsel to Lessor and Lessor General Partner dated such Funding Date and addressed to Indenture Trustee, the Initial Purchasers of the Tranche A Notes to be issued on such date, each Tranche B Lender making a Tranche B Loan on such date, Administrative Agent, and Collateral Agent, in form and substance reasonably acceptable to such Tranche B Lender.

          (i) Each of Lessor and Lessor General Partner shall have delivered a good standing certificate dated within ten (10) days of such Funding Date from the State of Delaware.

          (j) Administrative Agent shall have received, in each case duly authorized, executed and delivered by Lessor in form and substance satisfactory to Administrative Agent and in full force and effect, the Lessor Financing Statements for such Subject Item.

          (k) Administrative Agent shall have received such other confirmatory assignments, conveyances, financing and continuation statements, transfer endorsements and other assurances or instruments other than estoppel certificates or other agreements, certificates or other documents to be delivered by any Sublessee or other Person (other than an Affiliate of Lessee) which Majority Lenders may reasonably request to perfect, preserve or protect Collateral Agent's security interest granted hereunder, in form and substance satisfactory to Majority Lenders as Majority Lenders may reasonably request in writing at least five (5) Business Days before such Funding Date.

          4.     Commitments  and  Fundings.
                 --------------------------

          4.1.     Tranche  B  Commitments.  Subject  to  and upon the terms and
                   -----------------------
conditions set forth in Section 3 for the benefit of Tranche B Lenders, each Tranche B Lender agrees to make on a Funding Date a single, non-revolving loan to Lessor in an aggregate principal amount up to the amount of its Tranche B Commitment set forth on the Participation Agreement Supplement for such Funding Date (each such loan, a "Tranche B Loan"). Each party hereto agrees that,
                              ---------------
except as provided below, no Tranche B Lender shall be required to make any Tranche B Loan on any Funding Date hereunder in an amount in excess of its pro rata share (based upon the aggregate of the Tranche B Commitments) of the aggregate Tranche B Components to be funded on such Funding Date. Each Tranche B Lender's obligation hereunder is several, such that the failure of any Tranche B Lender to make a Tranche B Loan or satisfy any other obligation shall not relieve any other Tranche B Lender of its obligations hereunder, and if any

Tranche B Lender with a commitment to make a Tranche B Loan on any Funding Date shall fail to make a Tranche B Loan on such date each other Tranche B Lender shall make an additional Tranche B Loan in an amount equal to its pro rata share (based upon the aggregate of the Tranche B Commitments for such Funding Date of the non-defaulting Tranche B Lenders) of the Tranche B Loan that was to have been made by the defaulting Tranche B Lender, provided that the maximum aggregate amount of Tranche B Loans that any Tranche B Lender shall be obligated to make on any Funding Date shall not exceed its Tranche B Commitment set forth on the Participation Agreement Supplement for such Funding Date. Any Tranche B Loan made by another Tranche B Lender of a portion of a Tranche B Loan to have been made by a defaulting Tranche B Lender shall not relieve such defaulting Tranche B Lender of its obligations hereunder. If the conditions to the obligations of any Tranche B Lender specified in Section 3.2 have not been fulfilled or waived by it on or before the Commitment Termination Date at the time in effect, such Tranche B Lender shall be relieved of all further obligations to make any Tranche B Loan. Nothing in this Section 4.1 shall operate to relieve Lessor, Lessee or Guarantor from their respective obligations under the Operative Documents or to waive any Tranche B Lender's rights against Lessor, Lessee or Guarantor.

          4.2.     Lessor Commitment to Purchase.  Subject to and upon the terms
                   -----------------------------
and conditions herein set forth for the benefit of Lessor, Lessee may cause Sellers to sell to Lessor on any Funding Date and in such event Lessor agrees to buy for the Acquisition Cost thereof and lease to Lessee on such Funding Date certain natural gas compressor equipment. If the conditions to the obligations of Lessor in Section 3.1 have not been fulfilled or waived by it on or before the Commitment Termination Date at the time in effect, Lessor shall be relieved of all further obligations to acquire from or lease to Lessee any natural gas compressor equipment.

          4.3.     Lease  Supplements.  Upon  the  sale  and lease of an Item of
                   ------------------
Equipment in accordance with Section 4.2 Lessee shall execute and deliver to Lessor a Lease Supplement for such Item of Equipment which Lease Supplement upon satisfaction of the conditions precedent in Section 3.1 shall thereafter be executed by Lessor and a signed counterpart provided to Lessee. Upon execution and delivery by Lessee of such Lease Supplement, such Item of Equipment shall automatically become in accordance with this Section 4.3 subject to the Lease Agreement and an "Item of Equipment" thereunder.

          4.4.     Rights  in  Equipment.  Upon  the  execution  and delivery by
                   ---------------------
Lessee of a Lease Supplement relating to an Item of Equipment and satisfaction of the other applicable conditions precedent set forth in Section 3, Lessor shall have good and marketable title to such Item of Equipment subject only to Permitted Liens and Lessor Liens and shall be obligated to pay or reimburse Lessee in full for the Acquisition Cost of such Item of Equipment in accordance with the provisions of this Agreement, provided that nothing in this Section
4.4 shall affect in any manner the respective rights and obligations of Lessor and Lessee under the Lease Agreement or shall reduce or diminish any claim or remedy for damages which Lessor or Lessee might assert for any breach or violation of the terms of the Lease Agreement or of this Agreement.

          4.5.     Funding  Dates.  Each  Funding  Date  after  the Closing Date
                   --------------
shall occur only during a Commitment Period and, unless otherwise provided on the related Participation Agreement Supplement, there shall be no more than one Funding Date during any Commitment Period.

          4.6.     Limitation  on Size of Facility.  Notwithstanding anything to
                   -------------------------------
the contrary in the Operative Documents, the aggregate of all Tranche A Notes at any time issued and all Tranche B Loans and Equity Contributions at any time made shall not exceed $793,000,000.

          5.     Selection  of  Floating  Lease  Payment  Period.
                 -----------------------------------------------

          Provided no lease Event of Default shall have occurred and is continuing Lessee shall at least three (3) LIBOR Banking Days prior to each Floating Payment Date (other than a Floating Payment Date in the third-month of a six-month LIBOR Floating Payment Period) deliver to Lessor written irrevocable notice of its election to have both the Applicable Equity Rate and the Applicable Tranche B Rate components of Floating Lease Payments for all Items of Equipment be based on one-month, two-month, three-month, or six-month LIBOR or on the Alternate Rate and Lessor shall promptly deliver notice of such election to Administrative Agent. The Floating Lease Period based on one-month, two-month, three-month or six-month LIBOR shall commence on such Floating Payment Date and shall end on the calendar date corresponding to the first day of such Floating Lease Period in the first, second, third or six month after such Floating Payment Date, respectively; provided however, if such day is not a LIBOR Banking Day, then the last day of such Floating Lease Period shall be the next LIBOR Banking Day, provided further, if such next LIBOR Banking Day would be in the next calendar month, then the last day of such Floating Lease Period shall be the immediately preceding LIBOR Banking Day. The Floating Lease Period for Alternate Rate based Floating Lease Payments shall commence on such Floating Payment Date and shall end on the date specified for such in Lessee's notice of election, provided such date shall not be more than ninety (90) days from such Floating Payment Date. Lessee shall not make an election that would cause the new Floating Payment Date resulting from such election to be later than the Scheduled Termination Date. If Lessee fails to provide such notice of election at least three (3) LIBOR Banking Days before any Floating Payment Date, Lessee shall be deemed to have elected a one-month LIBOR based Applicable Equity Rate and Applicable Tranche B Rate. At any time while a Lease Event of Default exists, the Floating Payment Period shall be based on one-month LIBOR.

          6.     Default  Purchase  Options  and  Cure  Rights.
                 ---------------------------------------------

          6.1.   Right  to  Cure  Certain  Lease  Events  of  Default.
                 ----------------------------------------------------

          (a) If Lessee shall fail to make any Lease Payment when the same shall have become due, and if such failure of Lessee to make such Lease Payment shall not constitute the third consecutive such failure, then Lessor, any
Tranche  B  Lender  or  Tranche  B  Lenders (the "Curing Party") may (but is not
                                                  ------------
obligated to) pay to Collateral Agent for the benefit of Secured Parties, at any time prior to the earlier of the expiration of ten (10) Business Days after the Curing Party shall have received notice from Administrative Agent of the failure of Lessee to make such Lease Payment, an amount equal to the Lease Payment or Lease Payments then due by reason of the failure of Lessee to pay such Lease Payment (otherwise than by declaration of acceleration) on such Payment Date, and such payment by the Curing Party shall be deemed to have cured any Loan Event of Default which arose or would have arisen from such failure of Lessee.

          (b) If Lessee shall fail to make any Supplemental Payment when the same shall become due, or otherwise fail to perform any of its obligations (other than the payment of a Lease Payment under the Lease Agreement) under any Operative Document to which it is a party, which failure shall continue until such time as such failure shall constitute a Lease Event of Default upon notice to Lessee and can be cured by the payment of money, then a Curing Party may (but is not obligated to) make such payment or perform such obligation through the payment of money at any time prior to the expiration of ten (10) Business Days after such Curing Party shall have received notice of the occurrence of any such failure, and such payment or performance by such Curing Party shall be deemed to have cured any Loan Event of Default which arose or would have arisen from such failure of Lessee.

          (c) Upon such payment or performance by a Curing Party, such Curing Party shall (to the extent of such payment made by it and the costs and expenses incurred in connection with such payments and performance thereof together with interest thereon) be subrogated to the rights of Lessor and Secured Parties to receive from Lessee the Lease Payment or Supplemental Payment, as the case may be, paid by such Curing Party. If Collateral Agent shall thereafter receive from Lessee such Lease Payment or Supplemental Payment, Collateral Agent shall forthwith remit such payment to such Curing Party in reimbursement for the funds so advanced by it.

          (d) Until the expiration of the period during which the Curing Party shall be entitled to exercise rights under Section 6.1(a) or (b) with respect to any failure by Lessee referred to therein, neither Administrative Agent, Collateral Agent, Indenture Trustee nor any Secured Party shall take or commence any action it would otherwise be entitled to take or commence under the Operative Documents as a result of such failure by Lessee.

          6.2.     Lessee  Cure Right.  Notwithstanding anything to the contrary
                   ------------------
contained in this Agreement or any of the other Operative Documents, each of Lessor, Indenture Trustee, each Tranche B Lender, Administrative Agent and Collateral Agent hereby agrees with and for the benefit of Lessee as follows:

          (a) Lessee shall have the right to satisfy any conditions precedent set forth in Section 3.2 in the event that Lessor fails to do so on a timely basis, to the extent such condition precedent may be satisfied by a party other than Lessor and to the extent it may be satisfied without violating any law, court order or contractual obligation applicable thereto.

          (b) Lessee shall have the right, in place of Lessor, to cure within the grace periods provided therefor, to the extent capable of cure by a party other than Lessor, any Loan Default or Loan Event of Default.

          (c) Copies of all notices from Indenture Trustee, any Secured Party, Administrative Agent or Collateral Agent to Lessor hereunder or under the Indenture or Tranche B Loan Agreement shall be sent to Lessee by the sending party and no such notice shall be effective for any purpose hereunder or thereunder unless sent to Lessee.

          (d) Lessor will, promptly upon becoming aware of any Loan Default or Loan Event of Default, other than a Loan Default or Loan Event of Default arising from a Lease Default or Lease Event of Default, notify Lessee of the occurrence of such Loan Default or Loan Event of Default.

          (e) Each payment by Lessee or Guarantor to Collateral Agent under the Operative Documents shall be deemed to constitute a payment to Indenture Trustee, any Tranche A Noteholder, any Tranche B Lender, Administrative Agent or Collateral Agent, as the case may be, of the corresponding payment obligation owing by Lessor to such Indenture Trustee, Tranche A Noteholder, Tranche B Lender, Administrative Agent or Collateral Agent under any of the Operative Documents solely for the purpose of determining amounts owed by Lessee under the Operative Documents.

          7.     Security.
                 --------

          7.1.     Security Interest.  For valuable consideration, and to secure
                   -----------------
the due payment and performance of all principal of, premium, if any, and interest on the Tranche A Notes and the Tranche B Loans, Premium, Makewhole, and Breakage Costs, if any, and all indebtedness and other liabilities and obligations, whether now existing or hereafter arising (including any obligations to indemnify, reimburse or pay costs and/or expenses) of Lessor to Indenture Trustee, any Secured Party, Administrative Agent or Collateral Agent arising out of or in any way connected with the Operative Documents and all instruments, agreements and documents executed, issued and delivered pursuant thereto (collectively, the "Secured Obligations"), Lessor hereby assigns,
                               --------------------
conveys, mortgages, pledges, hypothecates, transfers and sets over to Collateral Agent, and grants to Collateral Agent, for the benefit of the Secured Parties, a first Lien on and security interest in the rights, title and interest of Lessor now held or hereafter acquired in and to the following, except for Excepted Payments and Excepted Rights with respect thereto (collectively, along with all other rights, titles and interest pledged by Lessor to Collateral Agent pursuant to any Security Supplements, the "Lessor Collateral"):
                                       ------------------

          (a)     the  Items  of  Equipment;

          (b)     all  Subleases  pertaining  to  the  Items  of  Equipment;

          (c) any Bill of Sale and all warranties (including, without limitation, warranties of title, merchantability, fitness for a particular purpose, quality and freedom from defects) and rights of recourse against manufacturers, assemblers, sellers and others in connection with the Items of Equipment;

          (d) the Security Documents, all Accrued Interest Premium, all Tranche A Premium and all Lease Payments and Supplemental Payments payable under this Agreement and the Lease Agreement and all other sums payable thereunder;

          (e) all accounts, contract rights, general intangibles and all other property rights of any nature whatsoever arising out of or in connection with this Agreement, the Lease Agreement or the Items of Equipment, including, without limitation, Lease Payments, Supplemental

     Payments and Lessee Collateral and any other payments due and to become due under this Agreement, the Lease Agreement and the Subleases whether as repayments, reimbursements, contractual obligations, indemnities, damages or otherwise;

          (f) all moneys now or hereafter paid or required to be paid to Indenture Trustee or any Secured Party pursuant to any Operative Document;

          (g) all proceeds of Lessor Collateral including, without limitation, all rentals, income and profits in respect of the Items of Equipment, whether under the Lease Agreement or otherwise, all credits granted by any manufacturer or vendor with respect to the return of any Item of Equipment and the proceeds of any insurance payable with respect to the Items of Equipment;

          (h) all claims, rights, powers, or privileges and remedies of Lessor under this Agreement and the Lease Agreement;

          (i) all rights of Lessor under this Agreement and the Lease Agreement to make determinations to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing or any property which is the subject of this Agreement or the Lease Agreement, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action which (in the opinion of Collateral
     Agent) may be necessary or advisable in connection with any of the foregoing; and

          (j)     all  moneys  and  investments held by Lessor as security under
Section  28.4.4  of  the  Lease  Agreement.

provided,  however,  Collateral  Agent  agrees for the benefit of Lessor that so
--------   -------
long as no Loan Event of Default has occurred and is continuing, it will not exercise any of the rights assigned to it under clauses (h) and (i) of this
Section 7, other than the right to receive amounts due under the Lease Agreement and Section 9 of this Agreement, without the prior written consent of Lessor and Administrative Agent.

          7.2.     Further Assurances.  For each Item of Equipment, Lessor will,
                   ------------------
at Lessee's expense, make, execute, endorse, acknowledge, file and/or deliver to Collateral Agent from time to time such confirmatory assignments, conveyances, financing and continuation statements, transfer endorsements and other assurances or instruments other than estoppel certificates or other agreements, certificates and other documents to be delivered by any Sublessee or other
Person (other than an Affiliate of Lessee) which Administrative Agent may reasonably request to perfect, preserve or protect Collateral Agent's security interest granted hereunder. To the extent permitted by Applicable Law, Lessor authorizes Collateral Agent to file any such financing and continuation statements without the signature of Lessor and Lessor will pay all applicable filing fees and related expenses. Lessor will, at Lessee's expense and upon the request of Administrative Agent, qualify with the Texas Secretary of State to do business in the State of Texas as a foreign limited partnership.

          7.3.     Termination.  Upon  the  full  and  final  discharge  and
                   -----------
satisfaction of Lessor's obligations with respect to (i) all amounts owed under the Operative Documents, (ii) all amounts owed under Sections 2.5.1 and 2.5.2 of the Tranche B Loan Agreement and Article 3 or Sections 4.13, 4.14 or 7.01 of the Indenture in relation to the purchase by Lessee of any Item of Equipment and
(iii) any Item of Equipment replaced in accordance with Section 13 of the Lease Agreement, unless in the case of clause (ii) or (iii) a Lease Event of Default shall have occurred and be continuing, the provisions of this Section 7 and each Security Supplement shall terminate with respect to all Lessor Collateral or such Items of Equipment (as applicable) and all right, title and interest of Collateral Agent in and to all Lessor Collateral or such Items of Equipment (as applicable) and the proceeds thereof shall revert to Lessor. Following payment or substitution in accordance with the foregoing sentence, Lessor's obligations to Indenture Trustee, Secured Parties, Administrative Agent and Collateral Agent in and to all Items of Equipment or such Items of Equipment (as applicable) shall terminate. Upon the occurrence and during the continuation of a Lease Event of Default, the fore-going discharge shall be made only following satisfaction of all of Lessee's obligations to purchase the Items of Equipment under Section 24(d) of the Lease Agreement. Collateral Agent shall, at Lessor's expense, execute and deliver any evidence of such release as Lessor may reasonably require and furnish to Collateral Agent.

          7.4.     Other Security.  To the extent that the obligations of Lessor
                   --------------
under any Operative Document are now or hereafter secured by property other than Lessor Collateral or by the guarantee, endorsement or property of any other Person, then at the written request of Administrative Agent, and in accordance with its written instructions, Collateral Agent shall have the right to pursue, relinquish, subordinate, modify or take any other action with respect thereto, without in any way modifying or affecting any of Collateral Agent's rights and remedies hereunder.

          7.5.     Power  of Attorney.  Lessor irrevocably authorizes Collateral
                   ------------------
Agent and does hereby make, constitute and appoint Collateral Agent and any officer of Collateral Agent, with full power of substitution, as Lessor's true and lawful attorney-in-fact, with power, in its own name or in the name of Lessor, to endorse any notes, checks, drafts, money orders, or other instruments of payment (including payments payable under or in respect of any policy of insurance) in respect of Lessor Collateral that may come into possession of Collateral Agent; to sign and endorse any invoice, freight or express bill, bill of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with accounts, and other documents relating to Lessor Collateral; to pay or discharge Taxes, Liens, security interests or other encumbrances at any time levied or placed on or threatened against Lessor Collateral; to demand, collect, receipt for, compromise, settle and sue for monies due in respect of Lessor Collateral; and generally, to do, at Collateral Agent's option and at Lessor's expense, at any time, or from time to time, all acts and things which Collateral Agent deems necessary to protect, preserve and realize upon Lessor Collateral and Collateral Agent's security interests therein and in order to effect the intent of the Operative Documents all as fully and effectually as Lessor might or could do; and Lessor hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney shall be coupled with an interest and irrevocable for the term of this Agreement and thereafter as long as any of the obligations of Lessor under any Operative Document shall be outstanding. The powers conferred on Collateral Agent hereunder are solely to protect the security interest in Lessor Collateral and shall not impose any duty upon

Collateral Agent to exercise any such powers. Collateral Agent shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and neither it nor any of its officers, directors or employees shall be responsible to Lessor for any act or failure to act, except for its own gross negligence or willful misconduct.

          7.6.     Assignment  of  Rights.  Lessor  agrees  that the assignments
                   ----------------------
herein are irrevocable and it will not, while said assignments are in effect or thereafter until Lessor has received from Administrative Agent notice of the termination thereof, take any action as Lessor under the Lease Agreement or otherwise which is inconsistent with this Agreement or make any other assignment, designation or direction inconsistent herewith and that any assignment, designation or direction inconsistent herewith shall be void. Lessor and Collateral Agent agree that the following are, without limitation, rights, powers, privileges, options, and benefits exclusively assigned by Lessor to Collateral Agent (to the exclusion of Lessor) hereunder: (i) all of Lessor's right to make claim for, receive, collect and receipt for (and to apply the same to the payment of the principal of, Premium, Makewhole or Breakage Costs, if any, and interest on the Tranche A Notes and Tranche B Loans) all rents, income, revenues, issues, profits, insurance proceeds, condemnation awards, sales proceeds and other sums payable or receivable under this Agreement and the Lease Agreement or pursuant hereto or thereto, (ii) all of Lessor's right to make waivers and agreements, to give and receive all notices and other instruments in its capacity as Lessor under the Operative Documents, (iii) all of Lessor's right to take action upon the happening of Lease Event of Default, including the commencement, conduct and consummation of proceedings at law or in equity as shall be permitted under any provision of the Lease Agreement or by law, and
(iv) all of Lessor's right to do all other things which Lessor is or may become entitled to do under the Lease Agreement.

          7.7.     Transfer  of  the Collateral by Collateral Agent.  Collateral
                   ------------------------------------------------
Agent, Indenture Trustee or any Secured Party may be a transferee of Lessor Collateral or of any part thereof or of any interest therein at any sale thereof, whether pursuant to foreclosure or power of sale or otherwise here-under, and may apply upon the transfer price the indebtedness secured hereby owing to such transfer, to the extent of such transferee's distributive share of the transfer price to the extent permitted by Applicable Law. Any such transferee shall, upon any such transfer, acquire title to the properties so transferred, free of the Lien of this Agreement.

          7.8.     No Segregation of Monies; No Interest.  Any monies paid to or
                   -------------------------------------
retained by Collateral Agent pursuant to any provision hereof and not then required to be distributed to any party as provided in this Section 7 need not be segregated in any manner except to the extent required by law, and may be deposited under such general conditions as may be prescribed by law, without interest.

          7.9.     Distribution  of Moneys.  Except as may be otherwise provided
                   -----------------------
in this Section 7 and for so long as no Loan Event of Default or Loan Default resulting from any failure to make a payment under the Indenture or Tranche B Loan has occurred and is continuing, all moneys received by Collateral Agent shall be applied in accordance with this Section 7.9:

          (a)     Scheduled  and  End  of Term Purchase Option Payments.  Moneys
                  -----------------------------------------------------
received by Collateral Agent constituting Lease Payments other than any payment due under Section 29.1 or 29.2 of the Lease Agreement (including the payment of interest on any such overdue amount), shall be applied without duplication (as determined by Administrative Agent) on the date received by Collateral Agent:

          First,  to  Indenture Trustee for the benefit of Tranche A Noteholders
          -----
     and to each Tranche B Lender for all principal, interest, Premium, Makewhole and Breakage, if any, due each such Person, in each case on a pari passu basis;
     ----  -----

          Second,  to  each Lessor Indemnified Person on a pari passu basis, all
          ------                                           ---- -----
     other  amounts  then  due  such  Person  under  the  Operative  Documents;

          Third,  to  Lessor  all  amounts  then  due  Lessor  under Section 10;
          -----

          Fourth,  for  the benefit of Lessor, to each Limited Partner on a pari
          ------                                                            ----
     passu  basis,  for all amounts then due Limited Partners, under the Limited
     -----  ----
     Partnership  Agreement  and  the  Lessor  Indemnity  Agreement;  and

          Fifth, the balance, if any, of such payment remaining thereafter shall
          -----
     be distributed to Lessor to be distributed in accordance with the Lease Agreement and Limited Partnership Agreement.

          (b)     Prepayments.  Moneys received by Collateral Agent constituting
                  -----------
payment  of  Acquisition  Cost  with  respect to any Early Purchase Option under
Section 28.4.1, 28.4.2 or 28.4.3 of the Lease Agreement shall be applied without duplication (as determined by Administrative Agent) on the date received by Collateral Agent:

          First,  to  Indenture Trustee for the benefit of Tranche A Noteholders
          -----
     and to each Tranche B Lender for all principal, interest, Premium, Makewhole and Breakage Costs, if any, then due such Person in each case on a pari passu basis, provided however, if the amount received under Section
        ---- -----
     28.4.3 of the Lease Agreement is less than the Equity Redemption Target or the Net Proceeds Redemption Target, as the case may be, then the amounts to be paid to Tranche B Lenders hereunder shall be reduced by the amount of such shortfall.;

          Second,  for  the benefit of Lessor, to each Limited Partner on a pari
          ------                                                            ----
     passu  basis  for  all  amounts  then  due  under  the  Limited Partnership
     -----
     Agreement and its pro rata share (based upon the aggregate Equity Contributions of all Limited Partners) of the Equity Component of each Item of Equipment so purchased; and

          Third,  to  each other party hereto in accordance with clauses Second,
          -----                                                          -------
     Third  and  Fifth  of  Section  7.9(a).
      ----       -----

          (c)     Payments after an End of Term Sale or Redelivery of Equipment.
                  -------------------------------------------------------------
All moneys received by Collateral Agent in accordance with Sections 28.3, 29.1 and 29.2 of the Lease Agreement shall be applied without duplication (as determined by Administrative Agent) on the date received by Collateral Agent:

          First,  to  Indenture Trustee for the benefit of Tranche A Noteholders
          -----
     for  principal  and  interest  due  on  the  Tranche  A  Notes;

          Second,  to  Tranche B Lenders on a pari passu basis for principal and
          ------
     interest  due  on  the  Tranche  B  Loans;  and

          Third,  to  each  other party hereto in accordance with clauses Second
          -----                                                           ------
     through  Fifth  of  Section  7.9(a).
              -----

          (d)     Excepted  Payments.  Moneys  received  by  Collateral  Agent
                  ------------------
constituting Excepted Payments shall be paid promptly after receipt thereof to the Persons entitled thereto in accordance with the Operative Documents.

          7.10.     Payments  after  a  Loan  Event  of  Default.  All  payments
                    --------------------------------------------
received and all amounts held or realized by Collateral Agent (including any amounts realized by Collateral Agent from the exercise of any remedies) after the occurrence and during the continuance of a Loan Event of Default or Loan Default resulting from any failure to make a payment under the Indenture or Tranche B Loan, and all payments or amounts then held or thereafter received by Collateral Agent hereunder or under the Operative Documents other than Excepted Payments, shall, so long as such Loan Event of Default continues and shall not have been waived in writing by (i) Indenture Trustee, acting on behalf of the Tranche A Noteholders, in the event of a Tranche A Event of Default that is not also a Tranche B Event of Default, (ii) Majority Tranche B Lenders in the event of a Tranche B Event of Default that is not also a Tranche A Event of Default or
(iii) Indenture Trustee, acting on behalf of the Tranche A Noteholders, and Majority Tranche B Lenders for any Loan Event of Default that is both a Tranche A Event of Default and a Tranche B Event of Default, be applied on the date received:

          First,  so  much  of  such  payments  or  amounts  held or realized by
          -----
     Collateral Agent as shall be required to reimburse Collateral Agent, Administrative Agent and Indenture Trustee for any expenses not reimbursed by Lessor in connection with the collection or distribution of such amounts held or realized by Collateral Agent or in connection with the expenses incurred in enforcing its remedies hereunder and preserving Lessor Collateral including, without limitation, those expenses contemplated under
     Section 12.1 of this Agreement, shall be retained by Collateral Agent or paid to Administrative Agent or Indenture Trustee, as the case may be; and

          Second,  to  each  other party hereto in accordance with clauses First
          ------                                                           -----
     through  Third  of  Section 7.9(a) with any amounts remaining to be held as
              -----
     security  for  Lessor's  and  Lessee's  obligations  under  the  Operative
     Documents for so long as any Event of Default has occurred and is continuing and thereafter clauses Fourth and Fifth of Section 7.9(a).
                                           ------       -----

          7.11.     Application  of  Certain  Other  Payments.  Any  payments
                    -----------------------------------------
received by Indenture Trustee or any Secured Party for which provision as to the application thereof is made in this Agreement or any other Operative Document shall be applied forthwith to the purpose for which such payment was made in accordance with the terms of this Agreement, or such other Operative Document.

          7.12.     Other  Payments.  Except  as  otherwise provided in Sections
                    ---------------
7.9 and 7.10, (i) any payments received by Collateral Agent for which no provision as to the application thereof is made in the Operative Documents, or elsewhere in this Section 7, and (ii) all payments received and amounts realized by Collateral Agent with respect to Lessor Collateral (including, without limitation, all amounts realized upon the sale, release or other disposition of Lessor Collateral upon foreclosure of this Agreement), to the extent received or realized at any time after payment in full of the amounts then due the parties hereto shall be paid to Lessor or its designee.

          7.13.     Retention of Amounts by Collateral Agent.  If at the time of
                    ----------------------------------------
receipt by Collateral Agent of any payment or amount which would otherwise be distributable to Lessor, there shall have occurred and be continuing a Loan Default or a Loan Event of Default, Collateral Agent shall not distribute any such amount to Lessor or its designee and shall hold it as security for Lessor's obligations to Secured Parties under the Operative Documents until such time as there shall not be continuing such Loan Default or Loan Event of Default.

          7.14.     Exercise  of  Remedies.
                    ----------------------

               7.14.1.     Rights  in  Collateral.  If  a  Loan Event of Default
                           ----------------------
shall have occurred and be continuing, then and in every such case Collateral Agent shall, upon written request by Administrative Agent or Indenture Trustee, acting on behalf of the Tranche A Noteholders after a Tranche A Event of Default, subject to Lessee's right of quiet enjoyment pursuant to Section 2 of the Lease Agreement, exercise any or all of the rights and powers and pursue any and all of the remedies pursuant to this Section 7.14, any and all remedies under the other Security Documents, and any and all remedies available to a secured party under the UCC or any other provision or law and, in the event such Loan Event of Default is related to a Lease Event of Default, subject to Lessee's rights to purchase the Items of Equipment pursuant to Section 24 of the Lease Agreement, may take possession of all or any part of Lessor Collateral and may exclude Lessor, and, subject to the terms of the Lease Agreement, Lessee, any sublessee and all Persons claiming under any of them wholly or partly therefrom; provided, however, Collateral Agent shall not sell or re-lease the
            --------   -------
Equipment for a period of thirty (30) days after such Event of Default during which time Lessor, Administrative Agent, Collateral Agent and any Tranche B Lender may remarket the Equipment.

               7.14.2.     Delivery  of  Documents;  Taking  Possession  of
                           ------------------------------------------------
Collateral.  Upon  the  occurrence of a Loan Event of Default, at the request of
----------
Administrative Agent, Lessor shall promptly execute and deliver to Collateral Agent such instruments of title and other documents as Administrative Agent may deem necessary or advisable to enable Collateral Agent or a representative designated by Collateral Agent, at such time or times and place or places as Collateral Agent may specify, to obtain possession of all or any part of Lessor Collateral to whose possession Collateral Agent shall at the time be entitled hereunder. If Lessor shall for any reason fail to execute and deliver such instruments and documents after the request by Collateral Agent, Collateral Agent may (i) obtain a judgment conferring on Collateral Agent the right to immediate possession and requiring Lessor to execute and deliver such instruments and documents to Collateral Agent, to the entry of which judgment Lessor hereby specifically consents, and (ii) pursue all or part of such Lessor Collateral wherever it may be found and may enter any of the premises of Lessee or Lessor wherever such Lessor Collateral may be or is purported to be and search for such Lessor Collateral and take possession of and remove such Lessor Collateral. All expenses of obtaining such judgment or of pursuing, searching for and taking such property shall, until paid, be secured by the Lien of this Agreement.

               7.14.4.     Possession  of Collateral.  Subject to the proviso in
                           -------------------------
Section 7.14.1, upon taking of possession pursuant hereto and at the written request of Administrative Agent, Collateral Agent or a representative designated by Collateral Agent may, from time to time, at the expense of Lessee, make all such expenditures for maintenance, insurance, repairs, replacements and alterations to any of Lessor Collateral, as it may deem appropriate and commercially reasonable. In such case, Collateral Agent or a representative of Collateral Agent shall have the right (but not the obligation) to maintain, use, operate, store, lease, control or manage Lessor Collateral and to carry on the business and to exercise all rights and powers of Lessor relating to Lessor Collateral, as Administrative Agent shall deem best, including the right to enter into any and all such agreements with respect to the maintenance, use, operation, storage, leasing, control, management or disposition of Lessor Collateral or any part thereof as Administrative Agent may determine; and Collateral Agent shall be entitled to collect and receive directly all tolls, rents (including Lease Payments and Supplemental Payments), revenues, issues, income, products and profits of Lessor Collateral and every part thereof, without prejudice, however, to the right of Secured Parties or Collateral Agent under any provision of this Agreement to collect and receive all cash held by, or required to be deposited with, Lessor hereunder. Such tolls, rents (including Lease Payments and Supplemental Payments), revenues, issues, income, products and profits shall be applied to pay the expenses of the use, operation, storage, leasing, control, management or disposition of Lessor Collateral and of conducting the business thereof, and of all maintenance, repairs, replacements, alterations, additions and improvements, and to make all payments which Collateral Agent may be required or may elect to make, if any, for Taxes, assessments, insurance or other proper charges upon Lessor Collateral or any part thereof (including the employment of engineers and accountants to examine, inspect and make reports upon the properties and books and records of Lessor or Lessee), and all other payments which Collateral Agent may be required or authorized to make under any provision of this Agreement, as well as just and reasonable compensation for the services of Collateral Agent, and of all Persons properly engaged and employed by Collateral Agent.

               7.14.5.     Sale  of  Collateral.  Subject  to  the  proviso  in
                           --------------------
Section 7.14.1, in addition, Collateral Agent may, in accordance with the written instructions of Administrative Agent and, if any such transaction or related series of transactions relates to Equipment with value in excess of $30,000,000, the Indenture Trustee, sell, assign, transfer and deliver the whole, or from time to time to the extent permitted by law, any part of Lessor Collateral or any interest therein, at any private sale or public auction with or without demand, advertisement or notice (except as herein required or as may be required by law) of the date, time and place of sale and any adjustment thereof for cash or credit or other property for immediate or future delivery and for such price or prices and on such terms as Administrative Agent may determine, or as may be required by law. It is agreed that ten (10) Business Days' notice to Lessor of the date, time and place (and terms, in the case of a private sale) of any proposed sale by Collateral Agent of Lessor Collateral or any part thereof or interest therein is reasonable. Each of Administrative Agent, Collateral Agent and any Secured Party may be a purchaser of Lessor Collateral or any part thereof or any interest therein at any sale thereof, whether pursuant to foreclosure or power of sale or otherwise. In accordance with the written instructions of Administrative Agent, Collateral Agent may apply against the purchase price therefor all or part of the amount then due under the Secured Obligations. Collateral Agent shall, upon any such purchase, acquire good title to the property so purchased, to the extent permitted by Applicable Law, free of all rights of redemption.

               7.14.6.     Discharge.  Upon any sale of Lessor Collateral or any
                           ---------
part thereof or interest therein, whether pursuant to foreclosure or power of sale or otherwise, the receipt of the purchase money by the official making the sale by judicial proceeding or by Collateral Agent shall be sufficient discharge to the purchaser for the purchase money and neither such official nor such purchaser shall be obliged to see to the application thereof.

               7.14.7.     Appointment  of Receiver.  If a Loan Event of Default
                           ------------------------
shall have occurred and be continuing, Collateral Agent shall, as a matter of right, be entitled to appoint a receiver or trustee or representative (who may be Collateral Agent or any successor or nominee thereof, or any Tranche B Lender appointed by Collateral Agent) for all or any part of Lessor Collateral, whether such receivership or agency or representation be incidental to a proposed sale of Lessor Collateral or the taking of possession thereof, the exercise of remedies under this Agreement or the Lease Agreement or otherwise, and Lessor hereby consents to the appointment of such a receiver, trustee or representative. Any receiver, trustee or representative appointed for all or any part of Lessor Collateral shall be entitled to exercise all rights of Collateral Agent under this Agreement and the other Operative Documents to the extent provided in such appointment and shall be entitled to exercise all the powers and pursue all the remedies of Collateral Agent hereunder with respect to Lessor Collateral.

               7.14.8.     Redemption.  Any  sale  of  Lessor  Collateral or any
                           ----------
part thereof or any interest therein, whether pursuant to foreclosure or power of sale or otherwise hereunder, shall forever be a perpetual bar against Lessor, after the expiration of the period, if any, during which Lessor shall have the benefit of redemption laws which may not be waived pursuant to Section 7.14.5 and this Section 7.14.8. Subject to the provisions of this Agreement, Lessor covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any appraisement, valuation, stay or extension law wherever enacted, nor at any time hereafter in force, in order to prevent or hinder the enforcement of this Agreement or the execution of any power granted herein to Secured Parties or Collateral Agent, or the absolute sale of Lessor Collateral, or any part thereof, or the possession thereof by any transfer at any sale under this Section 7.14; and Lessor for itself and all who may claim under it, so far as it or any of them now or thereafter lawfully do so, waives all right to have Lessor Collateral marshaled upon any foreclosure hereof, and agrees that any court having jurisdiction to foreclose this Agreement may order the sale of Lessor Collateral as an entirety.

               7.14.9.     Rights  Cumulative; No Waiver.  Each and every right,
                           -----------------------------
power and remedy herein given to Secured Parties, Administrative Agent and Collateral Agent specifically or otherwise in this Agreement shall be cumulative and shall be in addition to every other right, power and remedy herein specifically given or now or hereafter existing at law, in equity or by statute, and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by Administrative Agent or Collateral Agent, and the exercise or the beginning of the exercise of any power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy. No delay or omission by Indenture Trustee, any Secured Party, Administrative Agent or Collateral Agent in the exercise of any right, remedy or power or in the pursuance of any remedy shall impair any such right, power or remedy or be construed to be a waiver of any default on the part of Lessor, Lessee or Guarantor or to be an acquiescence therein.

               7.14.10.     Termination  of  Proceedings.  If  Administrative
                            ----------------------------
Agent, Indenture Trustee, Secured Parties or Collateral Agent shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely to Administrative Agent, Indenture Trustee, Secured Parties or Collateral Agent, then and in every such case Lessor, Administrative Agent, Indenture Trustee, Secured Parties, Collateral Agent, Lessee and Guarantor shall, subject to any binding determination in such proceeding, be restored to their former positions and rights hereunder with respect to Lessor Collateral, and all rights, remedies and powers of Administrative Agent, Indenture Trustee, Secured Parties and Collateral Agent shall continue as if no such proceedings had been instituted.

          7.15.     No  Commingling  of  Funds.  If  at  any  time during a Loan
                    --------------------------
Default or Loan Event of Default Lessor should receive any amounts payable by Lessee under the Lease Agreement or by Guarantor under the Participation Agreement other than Excepted Payments, or any other proceeds for or with respect to Lessor Collateral, it will hold such amounts in trust for Collateral Agent and not commingle such amounts with any other amounts belonging to or held by Borrower, advise Collateral Agent of such receipt and promptly forward such amounts directly to Collateral Agent.

          7.16.     Lessor  Collateral.  Upon  the occurrence and continuance of
                    ------------------
any Loan Event of Default, Lessor will immediately upon receipt of all checks, drafts, cash or other remittances in payment of any of its accounts, contract rights or general intangible constituting part of Lessor Collateral, or in payment for any Lessor Collateral sold, transferred, leased or otherwise disposed of, or in payment or on account of its accounts, contracts, contract rights, notes, drafts, acceptances, general intangibles, choses in action and all other forms of obligation relating to any of Lessor Collateral so sold, transferred or otherwise disposed of, deliver any such items to Collateral Agent accompanied by a remittance report in form supplied or approved by Collateral Agent, such items to be delivered to Collateral Agent in the same form received, endorsed or otherwise assigned by Lessor where necessary to permit collection of items and, regardless of the form of such endorsement, Lessor hereby waives presentment, demand, notice of dishonor, protest and notice of protest.

          7.17.     Conflicts.  If  any  provision  of  this Section 7 conflicts
                    ---------
with any provision contained in any other Operative Document, such provision contained in this Section 7 shall prevail.

          8.     Guaranty.
                 --------

          For the benefit of each Person to whom the Lessee owes any payment or other obligation under the Operative Documents (each a "Guaranty Party"),
                                                               --------------
Guarantor irrevocably and unconditionally guarantees the full and prompt payment when due (whether by acceleration or otherwise) of Lease Payments, Supplemental Payments and any interest due thereon and of all obligations and liabilities (including, without limitation, indemnities, fees and interest thereon) of Lessee now existing or hereafter incurred under, arising out of or in connection with this Agreement or any other Operative Document and the due performance and compliance by Lessee with the terms of the Lease Agreement and the Operative Documents binding on Lessee (all such payments, interest, obligations and liabilities, collectively, the "Guaranteed Obligations"). All payments by
                                   -----------------------
Guarantor under this guaranty shall be made on the same basis as payments by Lessee under the Operative Documents. Guarantor hereby waives notice of acceptance of this guaranty and notice of any liability to which it may apply, and waives presentment, demand of payment, protest, notice of dishonor or nonpayment of any such liability, suit or taking of other action by an Guaranty Party against, and any other notice to, any party liable thereon (including such Guarantor or any other guarantor). Any Guaranty Party may at any time and from time to time unless otherwise prohibited under the Operative Documents without the consent of, or notice to Guarantor, without incurring responsibility to Guarantor and without impairing or releasing the obligations of Guarantor hereunder, upon or without any terms or conditions and in whole or in part:

          (a) change the manner, place or terms of payment of, and/or change or extend the time of payment of, renew or alter, any of the Guaranteed Obligations, any security therefor, or any liability incurred directly or indirectly in respect therof, and the guaranty herein made shall apply to the Guaranteed Obligations as so changed, extended, renewed or altered;

          (b) sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Guaranteed
Obligations or any liability is (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset there against;

          (c) exercise or refrain from exercising any rights against Lessee or others or otherwise act or refrain from acting;

          (d) settle or compromise any of the Guaranteed Obligations, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof;

          (e) apply any sums by whomsoever paid or howsoever realized to any liability or liabilities of Lessee to any Guaranty Party regardless of what liabilities or liabilities of Lessee remain unpaid; and/or

          (f) consent to or waive any breach of, or any act, omission or default under, any of the Operative Documents or otherwise amend, modify or supplement any of the Operative Documents or any of such other instruments or agreements.

          The obligations of Guarantor under this Section 8 are absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or ocurrence whatsoever, including,without limitation (i) any action or inaction by any Guaranty Party; or (ii) any invalidity, irregularity or unenforceability of all or part of the Guaranteed Obligations or of any security therefor. The obligations under this Section 8 are primary obligations of Guarantor. If and to the extent that Guarantor makes any payment to any Guaranty Party or to any other Person pursuant to or in respect of this
Section 8, any claim which Guarantor may have against Lessee by reason thereof shall be subject and subordinate to the prior payment in full of the Guaranteed Obligations.

          The obligations under this Section 8 are continuing and all liabilities to which they apply or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon. No failure or delay on the part of any Guaranty Party in exercising any right, power or privilege hereunder and no course of dealing between Guarantor, any Guaranty Party or the holder of any Tranche A Note or Tranche B Note shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights, powers and remedies herein expressly provided are cumulative and not exclusive of any rights, powers and remedies which any Guaranty Party would otherwise have. No notice to or demand on Guarantor in any case shall entitle Guarantor to any other further notice or demand in similar or other circumstances or constitute a waiver of the rights of any Guaranty Party to any other or further action in any circumstances without notice or demand.

          This guaranty shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, or of any of the Guaranteed Obligations is rescinded or must otherwise be restored or returned by the Guaranty Parties upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of Lessee or Guarantor, or upon or as a result of the appointment of a receiver, intervenor, or conservator of, or trustee or similar officer for, Lessee or Guarantor or any substantial part of its property, all as though such payment had not been made and any statute of limitations in favor of Guarantor against any Guaranty Party relating to any such amount to be restored or returned shall be tolled, or deemed to have been tolled, to the extent permitted by law, during the period from the date such payment was made to such Guaranty Party until the date such Guaranty Party so restores or returns such amount.

          9.     Covenants.
                 ---------

          9.1.     Lessor  and Lessor General Partner Covenants.  Each of Lessor
                   --------------------------------------------
and Lessor General Partner covenants for the benefit of each other party hereto (unless each shall have otherwise waived in writing compliance herewith) during the term of this Agreement as follows:

          (a) It shall take all actions as are required to keep the representations and warranties made by it in Section 2.4 (with respect to Lessor) and in Section 2.5 (with respect to Lessor General Partner) (except, in the case of clause (b) of Section 2.4 (with respect to Lessor), if the location of such office shall change, it shall provide each other party hereto with not less than ten (10) days' prior written notice of such change), true and correct in all material respects (but without regard to the date when such representations and warranties were made or are expressed to be effective) until such time as all of the obligations secured hereby have been paid in full.

          (b) The proceeds of each Tranche A Note and Tranche B Loan shall be used solely to finance Lessor's acquisitions of Items of Equipment in accordance with the terms of this Agreement and for costs related to such transactions. No part of the proceeds of any Tranche A Note or Tranche B Loan will be used to purchase or carry any Margin Stock or to extend credit for the purpose of purchasing or carrying any Margin Stock. Neither the issuing of any Tranche A Note, the making of any Tranche B Loan nor the use of the proceeds thereof will violate or be inconsistent with the provisions of Regulation T, U or X of the Board of Governors of the Federal Reserve System.

          (c) It shall comply in all material respects with all Applicable Laws, rules, regulations and orders of any jurisdiction, such compliance to include paying when due all Taxes imposed upon it or upon its property by any Governmental Entity except to the extent contested in good faith and for which adequate reserves have been segregated.

          (d) It shall promptly take, and maintain the effectiveness of, all action of the type referred to in clause (b) of Section 2.3 or otherwise that may, from time to time, be necessary or appropriate under Applicable Law in connection with the performance by Lessor of its obligations under the Operative Documents, or the taking of any action hereby or thereby contemplated, or necessary for the legality, validity, binding effect or enforceability of the Operative Documents, or for the making of any payment or the transfer or remittance of any funds by Lessor under the Operative Documents.

          (e) It shall duly pay and discharge (i) immediately upon the attachment thereof (A) in the case of Lessor General Partner, all Liens attributable to Lessor General Partner (other than Permitted Liens) on any Lessor Collateral, and (B) in the case of Lessor, all Liens other than Permitted Liens on any Lessor Collateral, (ii) as and when due, all of its indebtedness and other obligations before the time that any Lien attaches unless and only to the extent that any such amounts are not yet due and payable or the validity thereof is being contested in good faith by appropriate proceedings so long as such proceedings do not involve any material danger of the sale, forfeiture or loss of the Items of Equipment or any interest therein and Lessor maintains appropriate reserves with respect thereto or has made adequate provision for the payment thereof, in accordance with generally accepted accounting principles and approved by Administrative Agent and (iii) all Taxes imposed upon or against it or its property or assets, or upon any property leased by it, prior to the date on which penalties attach thereto.

          (f) It shall keep at all times books of record and account in which full, true and correct entries will be made of all dealings or transactions in relation to its business and affairs, and provide or cause to be provided adequate protection against loss or damage to such books of record and account.

          (g) It shall not operate in a manner that would result in an actual, constructive or substantive consolidation with Limited Partners or any other Person other than Lessee or Lessor General Partner in the case of Lessor or other than Lessee or Lessor in the case of Lessor General Partner, and in such connection Lessor shall observe all limited partnership formalities, maintain records separately and independently from those of Limited Partners or other Person and enter into any transactions with Limited Partners only on an arm's-length contractual basis.

          (h) It shall not, and shall cause Co-Obligor not to, without the consent of Indenture Trustee acting on behalf of Majority Tranche A Noteholders, the consent of all Tranche B Lenders and the consent of Administrative Agent (i) enter into any business other than its acquisition, leasing, financing and sale of the Equipment, (ii) create, incur, assume or permit to exist any Indebtedness, except as expressly permitted by this Agreement, (iii) enter into, or be a party to, any transaction with any Person, except the transactions set forth in the Operative Documents and as expressly permitted thereby, (iv) acquire any assets other than the Equipment and the rights of Lessor set forth under the Operative Documents, or (v) make any investment in, guarantee the obligations of, or make or advance money to any Person (other than capital contributions to Co-Obligor for the sole purpose of maintaining Co-Obligor's corporate existence), through the direct or indirect lending of money, holding of securities or otherwise except the transactions set forth in the Operative
Documents  and  as  expressly  permitted  thereby.

          (i) It shall not wind up, liquidate or dissolve its affairs or enter into any transaction of merger or consolidation, or convey, sell, lease (substantially as a whole), or otherwise dispose of (whether in one or in a series of transactions) its assets except as expressly permitted by this Agreement.

          (j) It shall notify Lessee of any Loan Event of Default except any such Loan Event of Default caused by or related to a Lease Event of Default.

          (k) It shall not claim ownership of any Item of Equipment on any federal, state, local or foreign tax return or filing.

          9.2.     Lessee  Covenants  for  the  Benefit of Indenture Trustee and
                   -------------------------------------------------------------
Tranche  A  Noteholders.  Lessee  covenants and agrees solely for the benefit of
-----------------------
Lessor, Co-Obligor, Indenture Trustee and each Tranche A Noteholder (unless Indenture Trustee or Majority Tranche A Noteholders shall otherwise waive in writing compliance herewith or the Tranche A Notes shall have been defeased pursuant to and in accordance with the terms of Article 7 of the Indenture) that on the Closing Date and thereafter during the remaining term of this Agreement as follows:

          (a)     Limitation  on Incurrence of Additional Indebtedness.   Lessee
                  ----------------------------------------------------
will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, create, incur, assume, guarantee, become liable, contingently or otherwise, with respect to, or otherwise become responsible for payment of (collectively, "incur") any Indebtedness (other than Permitted Indebtedness); provided, however, that if no Tranche A Event of Default shall have occurred and be continuing at the time of or as a consequence of the incurrence of any such Indebtedness, Lessee and its Restricted Subsidiaries may incur Indebtedness (including, without limitation, Acquired Indebtedness) if on the date of the incurrence of such Indebtedness, after giving effect to the incurrence thereof, the Consolidated Fixed Charge Coverage Ratio of Lessee is greater than 2.25 to 1.0.

          For purposes of determining compliance with this covenant, (i) in the event that an item of Indebtedness meets the criteria of more than one of the types of Indebtedness permitted by this covenant, Lessee in its sole discretion will classify such item of Indebtedness and will only be required to include the amount and type of each class of Indebtedness in the test specified in the first paragraph of this covenant or in one of the clauses of the definition of the term "Permitted In-debtedness", (ii) the amount of Indebtedness (other than Indebtedness consisting of an Operating Lease Facility) issued at a price which is less than the principal amount thereof shall be equal to the amount of liability in respect thereof determined in accordance with GAAP, (iii) Indebtedness incurred in connection with, or in contemplation of, any transaction described in the definition of the term "Acquired Indebtedness" shall be deemed to have been incurred by Lessee or one of its Restricted Subsidiaries, as the case may be, at the time an acquired Person becomes such a Restricted Subsidiary (or is merged into Lessee or such a Restricted Subsidiary) or at the time of the acquisition of assets, as the case may be, (iv) the maximum amount of Indebtedness that Lessee and its Restricted Subsidiaries may incur pursuant to this covenant shall not be deemed to be exceeded, with respect to any outstanding Indebtedness, due solely to the result of fluctuations in the exchange rates of currencies, and (v) guarantees or Liens supporting Indebtedness permitted to be incurred under this covenant may be issued or granted if otherwise issued or granted in accordance with the terms of this
Section  9.2.

          (b)     Limitation on Restricted Payments.   Lessee will not, and will
                  ---------------------------------
not cause or permit any of its Restricted Subsidiaries to, directly or indirectly, (i) declare or pay any dividend or make any distribution (other than dividends or distributions payable in Qualified Capital Stock of Lessee or in options, warrants, or other rights to purchase such Qualified Capital Stock (but excluding any debt security or Disqualified Capital Stock convertible into, or exchangeable for, such Qualified Capital Stock)) on or in respect of shares of Lessee's Capital Stock to holders of such Capital Stock, (ii) purchase, redeem or otherwise acquire or retire for value any Capital Stock of Lessee or any warrants, rights or options to purchase or acquire shares of any class of such Capital Stock (in each case, other than in exchange for Qualified Capital Stock of Lessee or options, warrants or other rights to purchase such Qualified Capital Stock (but excluding any debt security, or Disqualified Capital Stock convertible into, or exchangeable for, such Qualified Capital Stock)), (iii) make any principal payment on, purchase, defease, redeem, prepay, decrease or otherwise acquire or retire for value, prior to any scheduled final maturity, scheduled repayment or scheduled sinking fund payment, any Indebtedness of Lessee that is subordinate or junior in right of payment to Lessee's rental payment obligations under the Lease Agreement or (iv) make any Investment (other than Permitted Investments) (each of the foregoing actions set forth in clauses
(i), (ii), (iii) and (iv) being referred to as a "Restricted Payment"), if at the time of such Restricted Payment or immediately after giving effect thereto,
(A) a Tranche A Default or a Tranche A Event of Default shall have occurred and be continuing or (B) Lessee is not able to incur at least $1.00 of additional Indebtedness (other than Permitted Indebtedness) in compliance with Section 9.2(a) or (C) the aggregate amount of Restricted Payments (including such proposed Restricted Payment) made subsequent to the Issue Date (the amount expended for such purposes, if other than in cash, being the fair market value of such property as determined reasonably and in good faith by the Board of Directors of Lessee) shall exceed the sum of: (1) 50% of the cumulative Consolidated Net Income (or if cumulative Consolidated Net Income shall be a loss, minus 100% of such loss) of Lessee earned subsequent to the Issue Date and on or prior to the date the Restricted Payment occurs (the "Reference Date") (treating such period as a single accounting period); plus (2) 100% of (x) the aggregate net cash proceeds and (y) the aggregate fair market value (as determined in good faith by the Board of Directors of Lessee as evidenced by a Board Resolution), of property other than cash, received by Lessee from any Person (other than a Subsidiary of Lessee) from the issuance and sale subsequent to the Issue Date and on or prior to the Reference Date of Qualified Capital Stock of Lessee or options, warrants or other rights to purchase such Qualified Capital Stock (but excluding any debt security or Disqualified Capital Stock convertible into, or exchangeable for, such Qualified Capital Stock); plus (3) without duplication of any amounts included in clause (C)(2) above, 100% of the aggregate net cash proceeds of any equity contribution received by Lessee from a holder of Lessee's Capital Stock (excluding, in the case of clauses (C)(3) and (4), any net cash proceeds from an Equity Offering to the extent used to purchase Equipment in accordance with Section 28.4.1 of the Lease Agreement and in compliance with Section 3.03(b) of the Indenture; plus (4) 100% of the aggregate net cash proceeds received by Lessee from any Person (other than a Subsidiary of Lessee) from the issuance and sale (subsequent to the Issue Date) of debt securities or shares of Disqualified Capital Stock that have been converted into or exchanged for Qualified Capital Stock of Lessee, together with the aggregate cash received by Lessee at the time of such conversion or exchange; plus (5) without duplication, the sum of (a) the aggregate amount returned in cash to Lessee or a Restricted Subsidiary of Lessee on or with respect to Investments (other than Permitted Investments) made subsequent to the Issue Date whether through interest payments, principal payments, dividends or other distributions or payments, (b) the net cash proceeds received by Lessee or any of its Restricted Subsidiaries from the disposition of all or any portion of such Investments (other than to a Subsidiary of Lessee) and (c) upon redesignation of an Unrestricted Subsidiary as a Restricted Subsidiary, the fair market value of such Subsidiary; provided, however, that the sum of clauses (a),
(b) and (c) above shall not exceed the aggregate amount of all such Investments made subsequent to the Issue Date; plus (6) $15,000,000.

          Notwithstanding the foregoing, the provisions set forth in the immediately preceding paragraph do not prohibit: (i) the payment of any dividend within sixty (60) days after the date of declaration of such dividend if the dividend would have been permitted on the date of declaration; (ii) the acquisition of any shares of Capital Stock of Lessee, either (A) solely in exchange for shares of Qualified Capital Stock of Lessee or options, warrants, or other rights to purchase such Qualified Capital Stock (other than any debt security or Disqualified Capital Stock convertible into, or exchangeable for, such Qualified Capital Stock) or (B) through the application of net proceeds of a substantially concurrent sale for cash (other than to a Subsidiary of Lessee) of shares of Qualified Capital Stock of Lessee or options, warrants, or other rights to purchase such Qualified Capital Stock (other than any debt security or Disqualified Capital Stock convertible into, or exchangeable for, such Qualified Capital Stock); (iii) the acquisition of any Indebtedness of Lessee that is subordinate or junior in right of payment to Lessee's rental payment obligations under the Lease Agreement either (A) solely in exchange for shares of Qualified

Capital Stock of Lessee, or options, warrants, or other rights to purchase such qualified Capital Stock or (B) through the application of net proceeds of a substantially concurrent sale for cash (other than to a Subsidiary of Lessee) of
(1) shares of Qualified Capital Stock of Lessee or (2) Refinancing Indebtedness;
(iv) dividends or payments to Guarantor of cash to be immediately applied to repurchases by Guarantor of Qualified Capital Stock of Guarantor or options to purchase such Qualified Capital Stock from directors or employees or former directors or former employees of Guarantor or any of its Subsidiaries or their authorized representatives upon the death, disability or termination of employment of such persons or pursuant to the terms of any customary agreement under which such Qualified Capital Stock or options were issued, in an aggregate amount not to exceed $1,000,000 plus any life insurance proceeds in any calendar year; (v) the repurchase of any Indebtedness which is subordinated to Lessee's rental payment obligations under the Lease Agreement at a purchase price not greater than 101% of the principal amount of such Indebtedness in the event of a change of control in accordance with provisions similar to Section 9.2(i) hereof; provided that, prior to or simultaneously with the purchase, the Lessor has made the Change of Control Offer as provided in the Indenture with respect to the Tranche A Notes and has repurchased all Tranche A Notes validly tendered for payment in connection with such Change of Control Offer; (vi) payments or distributions to dissenting stockholders pursuant to applicable law, pursuant to or in connection with a consolidation, merger or transfer of assets that complies with the provisions of Section 9.2 hereof applicable to mergers, consolidating and transfers of all or substantially all of the property and assets of Lessee, (vii) any dividends or payments to Guarantor in respect of overhead expenses, legal, accounting, commissions reporting and other professional fees and expenses of Guarantor that are directly attributable to the operations of Lessee and its restricted subsidiaries; (viii) payments to holders of Qualified Capital Stock of Lessee or Guarantor (A) in lieu of the issuance of fractional shares of Qualified Capital Stock of Lessee or Guarantor or (B) to redeem or repurchase stock purchase of similar rights issued as a shareholder rights device; provided that the payments made pursuant to this clause (viii) from the Issue Date through the final stated maturity of the Tranche A Notes may not exceed $2,000,000; and (ix) repurchases, acquisitions or retirements of shares of Qualified Capital Stock of Lessee or Guarantor deemed to occur upon the exercise of stock options or similar rights issued under employee benefits plans of Lessee or Guarantor if such shares represent all or a portion of the exercise price or are surrendered in connection with satisfying any income tax obligation; provided that, except in the case of clauses (i) and
(ii), no Tranche A Default or Tranche A Event of Default shall have occurred and be continuing or occur as a consequence of the actions or payments set forth therein. In determining the aggregate amount of Restricted Payments made subsequent to the Issue Date in accordance with clause (C) of the immediately preceding paragraph, amounts expended, without duplication, pursuant to clauses
(i), (ii)(B), (iv) through (vi) and (viii) shall be included in such calculation.

          Not later than ten (10) days after the date of making any Restricted Payment (but not including any transaction described in the preceding paragraph), Lessee shall deliver to Indenture Trustee an officers' certificate stating that such Restricted Payment complies with Section 9.2 and setting forth in reasonable detail the basis upon which the required calculations were computed, which calculations may be based upon Lessee's latest available internal quarterly financial statements.

          (c)     Limitation  on  Asset  Sales.   Lessee  will not, and will not
                  ----------------------------
permit  any  of  its Restricted Subsidiaries to, consummate an Asset Sale unless
(i) Lessee or the applicable Restricted Subsidiary, as the case may be, receives consideration at the time of such Asset Sale at least equal to the fair market value of the assets sold or otherwise disposed of (as determined in good faith by Lessee's Board of Directors) and (ii) at least 75% of the consideration received by Lessee or the Restricted Subsidiary, as the case may be, from such Asset Sale shall be in the form of cash or Cash Equivalents; provided that (A) the amount of any liabilities of Lessee or any such Restricted Subsidiary (other than liabilities that are by their terms subordinated to Lessee's rental payment obligations under the Lease Agreement) that are assumed by the transferee of any such assets and (B) the fair market value of any marketable securities received by Lessee or any such Restricted Subsidiary in exchange for any such assets that are promptly converted into cash shall be deemed to be cash for purposes of this provision; and provided, further, that in no event shall the aggregate fair market value at the time of receipt of consideration received by Lessee in a form other than cash or Cash Equivalents exceed 15% of Lessee's Consolidated Total Assets. In the event of an Asset Sale, Lessee shall apply, or cause such Restricted Subsidiary to apply, the Net Cash Proceeds relating to such Asset Sale within 720 days of receipt thereof either (A) to repay or prepay any indebtedness under the Credit Agreement, and effect a permanent reduction thereof, (B) to make an investment in either (x) properties and assets that replace the properties and assets that were the subject of such Asset Sale or
(y) properties or assets that will be used in the business of Lessee and its Restricted Subsidiaries as existing on the Issue Date or in businesses similar or reasonably related thereto or in the capital stock of any entity a majority of whose assets consists of the properties or assets described under (x) or (y) ("Replacement Assets"), or (C) to a combination of prepayment and investment permitted by the immediately foregoing clauses (A) and (B). After the day on which the aggregate amount of Net Cash Proceeds which have not been applied as permitted in the immediately foregoing clauses (A), (B) and (C) of the next preceding sentence (a "Net Proceeds Offer Amount") exceeds $15,000,000 (the "Net Proceeds Offer Trigger Date"), Lessee shall make an offer to apply such Net Cash Proceeds to purchase Equipment from Lessor at the Acquisition Cost thereof; provided, Lessee shall have the option of applying a portion of the Net Proceeds Offer Amount to the repurchase of any Indebtedness not subordinated to its rental payment obligations under the Lease Agreement, pro rata based on the amount of Tranche A Notes, the Tranche B Loans and the Equity Contributions outstanding on the one hand, and the amount of such other Indebtedness outstanding on the other hand. The purchase price for such other Indebtedness will not exceed 100% of the principal amount thereof, plus accrued and unpaid interest thereon. If Lessee elects to so repay such other Indebtedness, the amount of Equipment purchased by it will be reduced by the amount of such other Indebtedness so repurchased.

          If at any time any non-cash consideration received by Lessee or any Restricted Subsidiary of Lessee, as the case may be, in connection with any Asset Sale is converted into or sold or otherwise disposed of for cash (other than interest received with respect to any such non-cash consideration), then such conversion or disposition shall be deemed to constitute an Asset Sale and the Net Cash Proceeds thereof shall be applied in accordance with this covenant. To the extent that the aggregate principal amount of the Tranche A Notes, the Tranche B Loans and the Equity Contributions repurchased is less than the Net

Proceeds Offer Amount, Lessee and its Restricted Subsidiaries may use such deficiency for general corporate purposes. Upon completion of such Net Proceeds Offer, the Net Proceeds Offer Amount will be reset to zero.

          Notwithstanding the two (2) immediately preceding paragraphs, Lessee and its Restricted Subsidiaries will be permitted to consummate an Asset Sale without complying with the foregoing paragraphs to the extent (i) at least 80% of the consideration for such Asset Sale constitutes Replacement Assets and (ii) such Asset Sale is for fair market value; provided that any consideration not constituting Replacement Assets received by Lessee or any of its Restricted Subsidiaries in connection with any Asset Sale permitted to be consummated under this paragraph shall constitute Net Cash Proceeds subject to the provisions of the preceding paragraph.

          If at any time any non-cash consideration received by Lessee or any Restricted Subsidiary of Lessee, as the case may be, in connection with any Asset Sale is converted into or sold or otherwise disposed of for cash (other than interest received with respect to any such non-cash consideration), then such conversion or disposition shall be deemed to constitute an Asset Sale and the Net Cash Proceeds thereof shall be applied in accordance with this covenant. To the extent that the aggregate principal amount of Tranche A Notes, tendered pursuant to such Net Proceeds Offer is less than the net Proceeds Offer Amount allocable to the Tranche A Notes, Lessee and its Restricted Subsidiaries may use such deficiency for general corporate purposes.

          (d)     Limitation  on  Dividend  and  Other  Payment  Restrictions
                  -----------------------------------------------------------
Affecting  Subsidiaries.   Lessee  will not, and will not cause or permit any of
-----------------------
its Restricted Subsidiaries to, directly or indirectly, create or otherwise cause or permit to exist or become effective any encumbrance or restriction on the ability of any Restricted Subsidiary of Lessee to (i) pay dividends or make any other distributions on or in respect of its Capital Stock; (ii) make loans or advances or to pay any Indebtedness or other obligation owed to Lessee or any other Restricted Subsidiary of Lessee; or (iii) transfer any of its property or assets to Lessee or any other Restricted Subsidiary of Lessee, except for such encumbrances or restrictions existing under or by reason of: (A) applicable law; (B) a Securitized Operating Lease Facility; (C) the Credit Agreement; (D) any agreement or instrument governing Acquired Indebtedness, which encumbrance or restriction is not applicable to any Person, or the properties or assets of any Person, other than the Person or the properties or assets of the Person so acquired; (E) agreements existing on the Issue Date to the extent and in the manner such encumbrances and restrictions are contemplated by such agreements;
(F) in the case of clause (iii) above: (1) agreements or instruments arising or agreed to in the ordinary course of business that restrict in a customary manner the subletting, assignment or transfer of any property or asset subject to a lease, license, conveyance or other contract and (2) any transfer of, agreement to transfer, option or right with respect to, or Lien on, any property or assets of Lessee or any Restricted Subsidiary entered into in compliance with Section
9.2 hereof; (G) an agreement that has been entered into for the sale or disposition of all or substantially all of the Capital Stock of, or property and assets of, any Restricted Subsidiary of Lessee; (H) provisions in agreements or instruments which prohibit the payment of dividends or the making of other distributions with respect to any Capital Stock of a Person other than on a pro rata basis; or (I) an agreement governing Indebtedness incurred to Refinance the Indebtedness issued, assumed or incurred pursuant to an agreement referred to in clause (B), (C), (D) or (E) above; provided, however, that the provisions relating to such encumbrance or restriction contained in any such Indebtedness are no less favorable to Lessee or the relevant Restricted Subsidiary of Lessee in any material respect as determined by the Board of Directors of Lessee in its reasonable and good faith judgment than the provisions relating to such encumbrance or restriction contained in agreements referred to in such clause
(B), (C), (D) or (E). Nothing contained in clause (iii) of this Section 9.2(d) shall prevent Lessee or any of its Restricted Subsidiaries from creating, incurring, assuming or suffering to exist any Lien created, incurred, assumed or suffered to exist in accordance with the other terms of this Agreement.

          (e)     Limitation  on  Preferred  Stock  of  Restricted Subsidiaries.
                  -------------------------------------------------------------
Lessee will not and will not permit any of its Restricted Subsidiaries to issue any Preferred Stock (other than to Lessee or to a Wholly Owned Restricted Subsidiary of Lessee) or permit any Person (other than Lessee or a Wholly Owned Restricted Subsidiary of Lessee) to own any Preferred Stock of any Restricted Subsidiary of Lessee; provided that the foregoing shall not prohibit (i) the creation of a Lien in any such Preferred Stock under the Credit Agreement and otherwise created in accordance with this Agreement or (ii) issuances of sales to directors of directors' qualifying shares or issuances or sales to foreign nationals of such Preferred Stock, in each case to the extent required by applicable law.

          (f)     Limitation  on Liens.   Lessee will not, and will not cause or
                  --------------------
permit any of its Restricted Subsidiaries to, directly or indirectly, create, incur, assume or permit or suffer to exist any Liens of any kind against or upon any property or assets of Lessee or any of its Restricted Subsidiaries whether owned on the Issue Date or acquired after the Issue Date, or any proceeds therefrom, or assign or otherwise convey any right to receive income or profits therefrom except for (i) Liens existing as of the Issue Date (other than Liens securing Indebtedness under the Credit Agreement) to the extent and in the manner such Liens are in effect on the Issue Date and Liens to the extent contemplated by the Operative Documents; (ii) Liens securing Indebtedness under the Credit Agreement incurred pursuant to Section 9.2(a); (iii) Liens securing an Operating Lease Facility, including Liens securing or relating to any obligations with respect to such Operating Lease Facility or with respect to guarantees provided to such Operating Lease Facilities; (iv) Liens of Lessee or a Wholly Owned Restricted Subsidiary of Lessee on assets of any Restricted Subsidiary of Lessee; (v) Liens securing Refinancing Indebtedness which is incurred to Refinance any Indebtedness which has been secured by a Lien permitted under this Agreement and which has been incurred in accordance with the provisions of this Agreement; provided, however, that such Liens (1) are no less favorable to the Tranche A Noteholders and are not more favorable to the lienholders with respect to such Liens than the Liens in respect of the Indebtedness being Refinanced and (2) do not extend to or cover any property or assets of Lessee or any of its Restricted Subsidiaries not securing the Indebtedness so Refinanced; and (vi) Tranche A Permitted Liens.

          (g)     Merger,  Consolidation  and Sale of Assets.   Lessee will not,
                  ------------------------------------------
in a single transaction or series of related transactions, consolidate or merge with or into any Person, or sell, assign, transfer, lease, convey or otherwise dispose of (or cause or permit any Restricted Subsidiary of Lessee to sell, assign, transfer, lease, convey or otherwise dispose of) all or substantially all of Lessee's assets (determined on a consolidated basis for Lessee and Lessee's Restricted Subsidiaries) whether as an entirety or substantially as an entirety to any Person unless: (i) either (A) Lessee shall be the surviving or continuing corporation or (B) the Person (if other than Lessee) formed by such consolidation or into which Lessee is merged or the Person which acquires by sale, assignment, transfer, lease, conveyance or other disposition the properties and assets of Lessee and of Lessee's Restricted Subsidiaries substantially as an entirety (the "Surviving Entity") (1) shall be a corporation
                                   ----------------
organized and validly existing under the laws of the United States or any State thereof or the District of Columbia and (2) shall expressly assume all obligations of Lessee under the Lease Agreement on the part of Lessee to be performed or observed by Lessee; (ii) immediately after giving effect to such transaction and the assumption contemplated by clause (i)(B)(2) above (including giving effect to any Indebtedness and Acquired Indebtedness incurred in connection with or in respect of such transaction), Lessee or such Surviving Entity, as the case may be, (a) shall have a Consolidated Net Worth equal to or greater than the Consolidated Net Worth of Lessee immediately prior to such transaction, and (b) shall be able to incur at least $1.00 of additional Indebtedness (other than Permitted Indebtedness) pursuant to Section 9.2(a);
(iii) immediately after giving effect to such transaction and the assumption contemplated by clause (i)(B)(2) above (including, without limitation, giving effect to any Indebtedness and Acquired Indebtedness incurred or anticipated to be incurred and any Lien granted in connection with or in respect of the transaction), no Tranche A Default or Tranche A Event of Default shall have occurred or be continuing; and (iv) Lessee or the Surviving Entity shall have delivered to Indenture Trustee an officers' certificate and an opinion of counsel, each stating that such consolidation, merger, sale, assignment, transfer, lease, conveyance or other disposition and that all conditions precedent in this Agreement relating to such transaction have been satisfied.

          (h)     Limitations  on  Transactions  with  Affiliates.
                  -----------------------------------------------

               (i) Lessee will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, enter into or permit to exist any transaction or series of related transactions (including, without limitation, the purchase, sale, lease or exchange of any property or the rendering of any service) with, or for the benefit of, any of its Affiliates (each an "Affiliate Transaction"), other than (A) Affiliate
                             ----------------------
     Transactions  permitted  under  paragraph  (ii)  below  and  (B)  Affiliate
     Transactions on terms that are no less favorable than those that might reasonably have been obtained in a comparable transaction at such time on an arm's-length basis from a Person that is not an Affiliate of Lessee or such Restricted Subsidiary. All Affiliate Transactions (and each series of related Affiliate Transactions which are similar or part of a common plan) involving aggregate payments or other property with a fair market value in excess of $5,000,000 shall be approved by the unaffiliated members of the Board of Directors of Lessee or such Restricted Subsidiary, as the case may be, such approval to be evidenced by a Board Resolution stating that such unaffiliated members of the Board of Directors has determined that such transaction complies with the foregoing provisions. If Lessee or any Restricted Subsidiary of Lessee enters into an Affiliate Transaction (or a series of related Affiliate Transactions related to a common plan) that involves an aggregate fair market value of more than $10,000,000, Lessee or such Restricted Subsidiary, as the case may be, shall, prior to the consummation thereof, obtain a favorable opinion as to the fairness of such transaction or series of related transactions to Lessee or the relevant Restricted Subsidiary, as the case may be, from a financial point of view, from a nationally recognized firm qualified to do the business for which it is engaged and file the same with Indenture Trustee.

               (ii) The restrictions set forth in clause (i) above shall not apply to (A) reasonable fees and compensation paid to and indemnity provided on behalf of, officers, directors, employees or consultants of Lessee or any Restricted Subsidiary of Lessee as determined in good faith by Lessee's Board of Directors or senior management; (B) transactions exclusively between or among Lessee and any of its Wholly Owned Restricted Subsidiaries or exclusively between or among such Wholly Owned Restricted Subsidiaries, provided such transactions are not otherwise prohibited by this Agreement; (C) any agreement as in effect as of the Issue Date
     (including, but not limited to, the Weatherford Transition Services Agreement) or any amendment thereto or any transaction contemplated thereby (including, but not limited to, pursuant to any amendment thereto) in any replacement agreement thereto so long as any such amendment or replacement agreement is not more disadvantageous to the Tranche A Noteholders in any material respect than the original agreement as in effect on the Issue Date; (D) Restricted Payments permitted by Section 9.2(b); (E) the Tax Sharing Agreement; (F) employment agreements with officers and employees of Lessee and its Restricted Subsidiaries, in the ordinary course of business;
     (G) loans and advances to employees not to exceed $5,000,000 outstanding at any one time, in the ordinary course of business; (H) arrangements with directors of Lessee existing on the Issue Date as disclosed in the Offering Memorandum; (I) the Acquisition of Gas Services International Ltd. and related entities including International Pumps & Compressions Pty. Ltd. for consideration of approximately $21 million, if consummated within six (6) months of the Issue Date, and documents related thereto; and (J) the provision of compression or related services to Weatherford or any other
     Affiliate in the ordinary course of business on market terms; provided, however, that if aggregate payments or property involved in any such transaction or series of related transactions exceeds $5,000,000, such transaction or transactions shall be approved by the unaffiliated members of the Board of Directors of Lessee.

          (i)     Change  of  Control.  Upon  a  Change of Control, Lessee shall
                  -------------------
comply  with  Section  28.4.3  of  the  Lease  Agreement.

          (j)     Conduct  of  Business.  Lessee and its Restricted Subsidiaries
                  ---------------------
will not engage in any businesses which are not the same, similar or reasonably related to the businesses in which Lessee and its Restricted Subsidiaries are engaged on the Issue Date.

          (k)     Reports  to  Indenture  Trustee.  Lessee  will  deliver  to
                  -------------------------------
Indenture Trustee within fifteen (15) days after the filing of the same with the Commission, copies of the quarterly and annual reports and of the information, documents and other reports, if any, which Lessee is required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act. Further, notwithstanding that Lessee may not be subject to the reporting requirements of
Section 13 or 15(d) of the Exchange Act, Lessee will provide Indenture Trustee and Tranche A Noteholders with such annual reports and such information, documents and other reports specified in Sections 13 and 15(d) of the Exchange Act.

          (l)     Lessee  and  Guarantor deliveries to Indenture Trustee. Lessee
                  ------------------------------------------------------
and Guarantor will promptly deliver to Indenture Trustee the following:

               (l)     Lessee  and  Guarantor  deliveries  to Indenture Trustee.
                       --------------------------------------------------------
     Lessee and Guarantor will promptly deliver to Indenture Trustee the following:

               (i) Any Opinions of Counsel, Board Resolutions or other documents required to be delivered to Indenture Trustee pursuant to Sections 9.2(a)-(k).

               (ii) Notice to Indenture Trustee if either Lessee or Guarantor become the beneficial owners of any Tranche A Notes.

               (iii) An annual compliance certificate stating that there is no Lease Default or Lease Event of Default.

               (iv) Copies of all appraisals and Opinions of Counsel required under the TIA, including without limitation those required under Sections 9.02, 9.03, 9.04 and 9.05 of the Indenture.

               (v) Prompt notice by Lessee to Indenture Trustee of a Lease Default or Lease Event of Default.

               (vi) Prompt notice by Lessee to Indenture Trustee of the resignation or inability to act of Collateral Agent.

          9.3.     Lessee  Covenants  for  the  Benefit  of Lessor and Tranche B
                   -------------------------------------------------------------
Lenders.  Lessee  covenants and agrees for the benefit of Lessor, Co-Obligor and
-------
each Tranche B Lender that on the Closing Date therefore and thereafter during the remaining term of this Agreement as follows:

          (a)     Reporting  Requirements.  Lessee shall deliver, or shall cause
                  -----------------------
to be delivered, to Lessor, Administrative Agent with sufficient copies of each for each Tranche B Lender:

               (i)     Annual Financial Statements.  As soon as available and in
                       ---------------------------
     any event within 120 days after the end of each fiscal year of Guarantor, the audited consolidated and unaudited consolidating statements of income, stockholders' equity, changes in financial position and cash flow of Guarantor and its consolidated subsidiaries for such fiscal year, and the related consolidated and consolidating balance sheets of Guarantor and its consolidated subsidiaries as at the end of such fiscal year, and setting forth in each case in comparative form the corresponding figures for the preceding fiscal year, and accompanied by the related opinion of independent public accountants of recognized national standing acceptable to Administrative Agent which opinion shall state that said financial statements fairly present the consolidated and consolidating financial condition and results of operations of Guarantor and its consolidated subsidiaries as at the end of, and for, such fiscal year and that such financial statements have been prepared in accordance with GAAP, except for such changes in such principles with which the independent public accountants shall have concurred and such opinion shall not contain a "going concern" or like qualification or exception, and a certificate of such accountants stating that, in making the examination necessary for their opinion, they obtained no knowledge, except as specifically stated, of any Lease Default.

               (ii)     Quarterly  Financial  Statements.  As  soon as available
                        --------------------------------
     and in any event within 60 days after the end of each of the first three fiscal quarterly periods of each fiscal year of Guarantor, consolidated and consolidating statements of income, stockholders' equity, changes in financial position and cash flow of Guarantor and its consolidated subsidiaries for such period and for the period from the beginning of the respective fiscal year to the end of such period, and the related consolidated and consolidating balance sheets as at the end of such period, and setting forth in each case in comparative form the corresponding figures for the corresponding period in the preceding fiscal year, accompanied by the certificate of a Responsible Officer, which certificate shall state that said financial statements fairly present the consolidated and consolidating financial condition and results of operations of Guarantor and its consolidated subsidiaries in accordance with GAAP, as at the end of, and for, such period (subject to normal yearend audit adjustments).

               (iii)     Notice  of  Default,  Etc.  Promptly after Lessee knows
                         --------------------------
     that any Lease Default or any Material Adverse Effect (Tranche B) has occurred, a notice of such Lease Default or Material Adverse Effect (Tranche B), describing the same in reasonable detail and the action Lessee proposes to take with respect thereto and at Lessor's or any Tranche B Lender's option, a copy of notice of such Lease Default.

               (iv)     Management  Letters.  Promptly  after  Lessee's  or  any
                        -------------------
     Subsidiaries' receipt thereof, a copy of any "management letter" addressed to the Board of Directors of Lessee or such Subsidiary from its certified public accountants and any internal control memoranda relating thereto.

               (v)     SEC  Filings, Etc.  Promptly upon its becoming available,
                       ------------------
     each financial statement, report, notice or proxy statement sent by Lessee to stockholders generally and each regular or periodic report and any registration statement, prospectus or written communication (other than transmittal letters) in respect thereof filed by Lessee with or received by Lessee in connection therewith from any securities exchange or the SEC or any successor agency.

               (vi)     Other Matters.  From time to time such other information
                        -------------
     regarding the business, affairs or financial condition of Lessee or any Subsidiary (including, without limitation, any Plan or Multi-employer Plan and any reports or other information required to be filed under ERISA) as any Tranche B Lender or Administrative Agent may reasonably request.

               (vii)     Hedging  Agreements.  As  soon  as available and in any
                         -------------------
     event within ten (10) Business Days after each Quarterly Date, a report, in form and substance satisfactory to Administrative Agent, setting forth as of the last Business Day of such Quarterly Date a true and complete list of all Hedging Agreements (including commodity price swap agreements, forward agreements or contracts of sale which provide for prepayment for deferred shipment or delivery of oil, gas or other commodities) of Lessee and each Subsidiary, the material terms thereof (including the type, term, effective date, termination date and notional amounts or volumes), the net mark to market value therefor, any new credit support agreements relating thereto not listed on Schedule 9, any margin required or supplied under any credit support document, and the counter party to each such agreement.

               (viii)     Labor  Disputes.  Promptly  upon becoming aware of any
                          ---------------
     labor dispute which could reasonably be expected to have a Material Adverse Effect (Tranche B), a notice of such dispute describing same in detail and the action of Lessee proposes to take with respect thereto.


Lessee will furnish to Administrative Agent, at the time it furnishes each set of financial statements pursuant to paragraph (i) or (ii) above, a certificate substantially in the form of Exhibit D executed by a Responsible Officer (i) certifying as to the matters set forth therein and stating that no Lease Default has occurred and is continuing (or, if any Lease Default has occurred and is continuing, describing the same in reasonable detail), and (ii) setting forth in reasonable detail the computations necessary to determine whether Lessee is in compliance with Section 9.3(o)(i), (ii) and (iii) as of the end of the respective fiscal quarter or fiscal year.

          (b)     Litigation.  Lessee  shall  promptly  give  to  Administrative
                  ----------
Agent notice of any litigation or governmental investigation or proceeding pending against Lessee or any of its Subsidiaries which could reasonably be expected to materially and adversely affect the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of Lessee or any its Subsidiaries.

          (c)     Maintenance,  Etc.
                  ------------------

               (i)     Generally.  Lessee  shall and shall cause each Subsidiary
                       ---------
     to (A) preserve and maintain its legal entity existence and all of its material rights, privileges, franchises, patents, trademarks, copyrights and licenses, (B) keep books of record and account in which full, true and correct entries will be made of all dealings or transactions in relation to its business and activities, (C) comply with all Governmental Requirements if failure to comply with such requirements will have a Material Adverse Effect (Tranche B), (D) pay and discharge all taxes, assessments and governmental charges or levies imposed on it or on its income or profits or on any of its Property prior to the date on which penalties attach thereto, except for any such tax, assessment, charge or levy the payment of which is being contested in good faith and by proper proceedings and against which adequate reserves are being maintained, and (E) upon reasonable notice, permit representatives of Administrative Agent or any Tranche B Lender, during normal business hours, to examine, copy and make extracts from its books and records, to inspect its Properties, and to discuss its business and affairs with its officers, all to the extent reasonably requested by such Tranche B Lender or Administrative Agent (as the case may be).

               (ii)     Proof of Insurance.  Contemporaneously with the delivery
                        ------------------
     of the financial statements required by Section 9.3(a)(i) to be delivered for each year, Lessee will furnish or cause to be furnished to Administrative Agent and the Tranche B Lenders a certificate of insurance coverage from the insurer in form and substance satisfactory to Administrative Agent and, if requested, will furnish Administrative Agent and the Tranche B Lenders copies of the applicable policies.

               (iii)     Operation  of  Properties.  Lessee  will and will cause
                         -------------------------
     each Subsidiary to operate its Properties or cause such Properties to be operated in a careful and efficient manner in accordance with the practices of the industry and in compliance with all applicable contracts and agreements and in compliance in all material respects with all Governmental Requirements.


          (d)     Environmental  Matters.
                  ----------------------

               (i)     Establishment  of Procedures.  Lessee will and will cause
                       ----------------------------
     each Subsidiary to establish and implement such procedures as may be reasonably necessary to continuously determine and assure that any failure of the following does not have a Material Adverse Effect (Tranche B): (A) all Property of Lessee and its Subsidiaries and the operations conducted thereon and other activities of Lessee and its Subsidiaries are in compliance with and do not violate the requirements of any Environmental Laws, (B) no oil, hazardous substances or solid wastes are disposed of or otherwise released on or to any Property owned by any such party except in compliance with Environmental Laws, (C) no hazardous substance will be released on or to any such Property in a quantity equal to or exceeding that quantity which requires reporting pursuant to Section 103 of CERCLA, and (D) no oil, oil and gas exploration and production wastes or hazardous substance is released on or to any such Property so as to pose an imminent and substantial endangerment to public health or welfare or the environment.

               (ii)     Notice  of  Action.  Lessee  will  promptly  notify
                        ------------------
     Administrative Agent and the Tranche B Lenders in writing of any threatened action, investigation or inquiry by any Governmental Entity of which Lessee has knowledge in connection with any Environmental Law, excluding routine testing and corrective action.

          (e)     ERISA  Information  and  Compliance.  Lessee  will  promptly
                  -----------------------------------
furnish and will cause the Subsidiaries and any ERISA Affiliate to promptly furnish to Administrative Agent with sufficient copies to the Tranche B Lenders
(i) promptly after the filing thereof with the United States Secretary of Labor, the Internal Revenue Service or the PBGC, copies of each annual and other report with respect to each Plan or any trust created thereunder, (ii) immediately upon becoming aware of the occurrence of any ERISA Event or of any "prohibited transaction," as described in section 406 of ERISA or in section 4975 of the Code, in connection with any Plan or any trust created thereunder, a written notice signed by a Responsible Officer specifying the nature thereof, what action Lessee, the Subsidiary or the ERISA Affiliate is taking or proposes to take with respect thereto, and, when known, any action taken or proposed by the Internal Revenue Service, the Department of Labor or the PBGC with respect thereto, and (iii) immediately upon receipt thereof, copies of any notice of the PBGC's intention to terminate or to have a trustee appointed to administer any

Plan. With respect to each Plan (other than a Multiemployer Plan), Lessee will, and will cause each Subsidiary and ERISA Affiliate to, (A) satisfy in full and in a timely manner, without incurring any late payment or underpayment charge or penalty and without giving rise to any lien, all of the contribution and funding requirements of section 412 of the Code (determined without regard to subsections (d), (e), (f) and (k) thereof) and of section 302 of ERISA (determined without regard to sections 303, 304 and 306 of ERISA), and (B) pay, or cause to be paid, to the PBGC in a timely manner, without incurring any late payment or underpayment charge or penalty, all premiums required pursuant to sections 4006 and 4007 of ERISA.

          (f)     Debt.  Without  the  prior  consent  of the Majority Tranche B
                  ----
Lenders, neither Lessee, Guarantor nor any Subsidiary will incur, create, assume or permit to exist any Debt, except:

               (i) Debt (including unfunded commitments) of Lessee or Guarantor existing on the Closing Date which is reflected in the Financial Statements or is disclosed in Schedule 11, and any renewals, extensions, refinancings and modifications (but not increases) thereof;

               (ii) accounts payable (for the deferred purchase price of Property or services) from time to time incurred in the ordinary course of business which, if greater than 90 days past the invoice or billing date, are being contested in good faith by appropriate proceedings if reserves adequate under GAAP shall have been established therefor;

               (iii) Debt of Lessee under Hedging Agreements which are for bona fide business purposes and are not speculative; and

               (iv)     Operating  Equipment  Lease  Obligations;

               (v) other Debt of Lessee and its Domestic Subsidiaries, incurred or assumed, not to exceed $35,000,000 in the aggregate;

               (vi) Debt evidenced by Capital Lease Obligations and Purchase Money Debt, provided that in no event shall the aggregate principal amount of Capital Lease Obligations and Purchase Money Debt permitted by this clause (vi) exceed $30,000,000 at any time outstanding;

               (vii) Debt with respect to surety bonds, appeal bonds or custom bonds required in the ordinary course of business or in connection with the enforcement of rights or claims of the Lessee or any of its Subsidiaries or in connection with judgments that do not result in a Lease Default or a Lease Event of Default, provided that the aggregate outstanding amount of all cash surety bonds, appeal bonds and custom bonds permitted by this clause (vii) shall not at any time exceed $5,000,000; and

               (viii) Debt of any Foreign Subsidiary of Lessee or Guarantor the proceeds of which Debt are used for such Foreign Subsidiary's and/or their Foreign Subsidiaries' working capital and general corporate purposes ("Foreign Subsidiary Indebtedness")
       --------------------------------

               (ix) Debt for borrowed money assumed by Lessee or one of its Subsidiaries, or of a Subsidiary of Lessee acquired, pursuant to an acquisition or merger permitted pursuant to the terms of this Agreement, provided that such Debt shall not exceed $65,000,000 in the aggregate at any time and such Debt was not incurred in connection with, or in anticipation or contemplation of such permitted acquisition or merger; and provided further that the aggregate amount of Debt permitted pursuant to this clause (ix) that has a scheduled maturity date that is earlier than the Revolver shall not exceed $30,000,000.

          (g)     Liens.  Without  the  prior  written  consent  of the Majority
                  -----
Tranche B Lenders, neither Lessee nor any Subsidiary will create, incur, assume or permit to exist any Lien on any of its Properties (now owned or hereafter acquired), except:

               (i)     Liens securing the payment of any Revolver Indebtedness;

               (ii)     Excepted  Liens;

               (iii) Liens securing Capital Lease Obligations and Purchase Money Debt allowed under Section 9.3(f)(vi), but only on the Property under lease or purchased;

               (iv) Liens on assets created in connection with the ABS Operating Lease Facility, Liens on assets of any bankruptcy remote subsidiaries created for the purpose and as a condition to an Operating Equipment Lease Facility and its Liens securing Operating Equipment Lease Obligations with respect to any Operating Equipment Lease Facility and any guaranties thereof, provided that such Liens do not extend to or cover any Property or assets of Lessee or any of its Subsidiaries other than the Property subject to or pledged to such Operating Equipment Leases, any Property or rights (including rights under subleases) relating to such leased property and the equity interests of the lessee in any such Operating Equipment Lease, provided, however, that at the time of entering into (and immediately after giving effect to) any such lease, no Lease
     Default  shall  have  occurred  or  be  continuing  under  this  Agreement;

               (v)     Liens  disclosed  on  Schedule  12;

               (vi) Liens arising out of Hedging Agreements with lenders under the Revolver or Affiliates (Tranche B) thereof;

               (vii) Liens relating to Debt permitted under Section 9.3(f)(v) provided that the aggregate amount of Debt by such Liens shall not exceed $20,000,000;

               (viii) Liens on assets of Foreign Subsidiaries under Foreign Credit Facilities (Tranche B); and

               (ix) Liens securing acquired Debt permitted under Section 9.3(f)(ix); provided, however, such Liens do not extend to or cover any property other than the property or assets that secured such Debt prior to the time it was acquired or assumed.


          (h)     Investments,  Loans  and  Advances.  Without the prior written
                  ----------------------------------
consent of the Majority Tranche B Lenders, neither Lessee nor any Subsidiary will make or permit to remain outstanding any loans or advances to or Investments (Tranche B) in any Person, except that, so long as no Lease Event of Default has occurred and is continuing, the foregoing restriction shall not apply to:

               (i) Investments (Tranche B), loans or advances reflected in the Financial Statements or which are disclosed to the Lenders in Schedule 13;

               (ii) accounts receivable arising in the ordinary course of business;

               (iii) direct obligations of the United States or any agency thereof, or obligations guaranteed by the United States or any agency thereof, in each case maturing within one year from the date of creation thereof;

               (iv) commercial paper maturing within one year from the date of creation thereof rated in the highest grade by S&P or Moody's;

               (v) deposits maturing within one year from the date of creation thereof with, including certificates of deposit issued by, any Tranche B Lender or any office located in the United States of any other bank or trust company which is organized under the laws of the United States or any state thereof, has capital, surplus and undivided profits aggregating at least $100,000,000.00 (as of the date of such Tranche B Lender's or bank or trust company's most recent financial reports) and has a short term deposit rating of no lower than A2 or P2, as such rating is set forth from time to time, by S&P or Moody's, respectively;

               (vi) deposits in money market funds investing exclusively in Investments (Tranche B) described in clause (iii), (iv) or (v) above;

               (vii) other Investments (Tranche B), loans or advances not to exceed $100,000,000 in any single fiscal year or $250,000,000 in the aggregate at any time outstanding, provided however, for the purposes of this clause (vii), Investments (Tranche B), loans or advances of approximately $98,700,000 with respect to Lessee's acquisition of KCI, Inc., of approximately $25,000,000 with respect to Lessee's acquisition of Louisiana Compressor Maintenance Co., and of approximately $30,000,000 with respect to Lessee's acquisition of Compressor Systems, Inc. shall not be included in calculating Investments (Tranche B), loans or advances; and

               (viii)    payroll  advances and employee loans up to $5,000,000.

          (i)     Dividends,  Distributions  and Redemptions.  Without the prior
                  ------------------------------------------
written consent of the Majority Tranche B Lenders, Lessee will not declare or pay any dividend, purchase, redeem or other-wise acquire for value any of its stock now or hereafter outstanding, return any capital to its stock-holders or make any distribution of its assets to its stockholders; except that so long as there shall exist no Lease Default or Lease Event of Default (both before and after giving effect to the payment thereof) (i) Lessee may pay cash dividends to Guarantor so long as the proceeds thereof are immediately used by Guarantor to purchase shares of common stock or options to purchase shares of common stock of Guarantor held by former employees of Lessee following the termination of their employment by Lessee or any of its Subsidiaries provided that the aggregate amount of cash dividends paid pursuant to this Section 9.3(i)(i), not during any fiscal year of Lessee exceed $7,500,000; or (ii) Lessee may make other distributions provided that the aggregate amount of such distributions shall not exceed $5,000,000 during any fiscal year.

          (j)     Nature  of Business.  Without the prior written consent of the
                  -------------------
Majority Tranche B Lenders, neither Lessee nor any Subsidiary will allow any material change to be made in the character of its business.

          (k)     Mergers,  Etc.  Without  the  prior  written  consent  of  the
                  --------------
Majority Tranche B Lenders, neither Lessee nor any Subsidiary will merge into or with or consolidate with any other Person, or sell, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its Property or assets to any other Person except that (i) any Subsidiary of Lessee may be merged into or consolidated with or sell, lease or otherwise dispose of - all or substantially all of its Property or assets to
(A) Lessee, so long as Lessee is the surviving business entity, or (B) another Subsidiary of Lessee and (ii) Lessee may merge into or consolidate with any Person provided, in each case (A) immediately thereafter and giving effect thereto, no event shall occur and be continuing which constitutes a Lease Default or Lease Event of Default and (B) Lessee is the surviving business entity.

          (l)     Sales  Proceeds.  Without  the  prior  written  consent of the
                  ---------------
Majority Tranche B Lenders, neither Lessee nor any Person acting on behalf of Lessee has taken or will take any action which might cause any of the Operative Documents to violate Regulation T, U or X or any other regulation of the Board of Governors of the Federal Reserve System or to violate Section 7 of the Exchange Act or any rule or regulation thereunder, in each case as now in effect or as the same may hereinafter be in effect.

          (m)     ERISA  Compliance.  Without  the  prior written consent of the
                  -----------------
Majority  Tranche  B  Lenders,  Lessee  will  not  at  any  time:

               (i) Engage in, or permit any Subsidiary or ERISA Affiliate to engage in, any transaction in connection with which Lessee, any Subsidiary or any ERISA Affiliate could be subjected to either a civil penalty assessed pursuant to section 502(c), (i) or (l) of ERISA or a tax imposed by Chapter 43 of Subtitle D of the Code;

               (ii) Terminate, or permit any Subsidiary or ERISA Affiliate to terminate, any Plan in a manner, or take any other action with respect to any Plan, which could result in any liability to Lessee, any Subsidiary or any ERISA Affiliate to the PBGC;

               (iii) Fail to make, or permit any Subsidiary or ERISA Affiliate to fail to make, full payment when due of all amounts which, under the provisions of any Plan, agreement relating thereto or applicable law, Lessee, a Subsidiary or any ERISA Affiliate is required to pay as contributions thereto;

               (iv) Permit to exist, or allow any Subsidiary or ERISA Affiliate to permit to exist, any accumulated funding deficiency within the meaning of Section 302 of ERISA or section 412 of the Code, whether or not waived, with respect to any Plan;

               (v) Permit, or allow any Subsidiary or ERISA Affiliate to permit, the actuarial present value of the benefit liabilities under any Plan maintained by Lessee, any Subsidiary or any ERISA Affiliate which is regulated under Title IV of ERISA to exceed the current value of the assets (computed on a plan termination basis in accordance with Title IV of ERISA) of such Plan allocable to such benefit liabilities. The term "actuarial present value of the benefit liabilities" shall have the meaning specified in section 4041 of ERISA;

               (vi) Contribute to or assume an obligation to contribute to, or permit any Subsidiary or ERISA Affiliate to con-tribute to or assume an obligation to contribute to, any Multiemployer Plan;

               (vii) Acquire, or permit any Subsidiary or ERISA Affiliate to acquire, an interest in any Person that causes such Person to become an ERISA Affiliate with respect to Lessee, any Subsidiary or any ERISA Affiliate if such Person sponsors, maintains or con-tributes to, or at any time in the six-year period preceding such acquisition has sponsored, maintained, or contributed to, (A) any Multiemployer Plan, or (B) any other Plan that is subject to Title IV of ERISA under which the actuarial present value of the benefit liabilities under such Plan exceeds the current value of the assets (computed on a plan termination basis in accordance with Title IV of ERISA) of such Plan allocable to such benefit liabilities;

               (viii) Incur, or permit any Subsidiary or ERISA Affiliate to incur, a liability to or on account of a Plan under sections 515, 4062, 4063, 4064, 4201 or 4204 of ERISA;

               (ix) Contribute to or assume an obligation to contribute to, or permit any Subsidiary or ERISA Affiliate to contribute to or assume an obligation to contribute to, any employee welfare benefit plan, as defined in section 3(1) of ERISA, including, without limitation, any such plan maintained to provide benefits to former employees of such entities, that may not be terminated by such entities in their sole discretion at any time without any material liability; or

               (x) Amend or permit any Subsidiary or ERISA Affiliate to amend, a Plan resulting in an increase in current liability such that Lessee, any Subsidiary or any ERISA Affiliate is required to provide security to such Plan under section 401(a)(29) of the Code.

          (n)     Sale  or  Discount  of Receivables.  Without the prior written
                  ----------------------------------
consent of the Majority Tranche B Lenders, neither Lessee nor any Subsidiary will discount or sell (with or without recourse) any of its notes receivable or accounts receivable, except in the ordinary course of business.

          (o)     Certain  Financial  Covenants.  Without  the  prior  written
                  -----------------------------
consent  of  the  Majority  Tranche  B  Lenders:

               (i)     Current  Ratio.  Lessee  will not permit its ratio of (A)
                       --------------
     Consolidated Current Assets to (B) Consolidated Current Liabilities to be less than 1.0 to 1.0 at any time.

               (ii)     Total Debt to EBITDAR.  Lessee will not permit its Total
                        ---------------------
     Leverage Ratio as of the end of any Testing Period to be greater than the ratios and for the periods indicated below:

                            Period                             Ratio
                            ------                             -----

              Closing  Date  through  3/31/02              4.75  to  1.00

              4/01/02  and  at  all  times  thereafter     4.50  to  1.00


               (iii)     Interest  Coverage  Ratio.  Lessee  will not permit its
                         -------------------------
     Interest Coverage Ratio as of the end of any Testing Period to be less than the ratios and for the periods indicated below:

                            Period                             Ratio
                            ------                             -----

              Closing  Date  through  3/31/02               2.00  to  1.00

              4/01/02  through  3/31/04                     2.25  to  1.00

              4/01/04  and  at  all  times  thereafter      2.50  to  1.00


               (iv)     Test  and  Calculations  of Financial Ratios.  Until the
                        --------------------------------------------
     fiscal quarter beginning April 1, 2002, the financial ratios set forth in clauses (i), (ii) and (iii) above will be tested on a quarterly basis beginning March 31, 2001. Said financial ratios will be calculated utilizing annualized results for the period from and including the Closing Date through the applicable quarterly determination date. From and including April 1, 2002 and at all times thereafter, said financial ratios will be determined on a rolling four-quarter basis.

          (p)     Sale  of Properties.  Without the prior written consent of the
                  -------------------
Majority Tranche B Lenders, Lessee will not, and will not permit any Subsidiary to, sell, assign, convey or otherwise transfer any Property; except that Lessee and any Subsidiary:

               (i) may sell or otherwise dispose of any Property which, in the reasonable judgment of such Person, is obsolete, worn out or otherwise no longer useful in the conduct of such Person's business;

               (ii) may sell or lease inventory or equipment to their respective customers in the ordinary course of business; and

               (iii) may dispose of Property necessary to effectuate Operating Equipment Lease Facilities otherwise permitted hereby; provided,
                                                                       --------
     however,  the net proceeds received in connection with any such disposition
     -------
     of property shall be used first to prepay the outstanding principal balance, if any, of the amounts borrowed under the Revolver pursuant to an Equipment Loan (as defined in the Revolver) on a dollar for dollar basis.

          (q)     Environmental  Matters.  Without  the prior written consent of
                  ----------------------
the Majority Tranche B Lenders, neither Lessee nor any Subsidiary will cause or permit any of its Property to be in violation of, or do anything or permit anything to be done which will subject any such Property to any remedial obligations under any Environmental Law, assuming disclosure to the applicable Governmental Entity of all relevant facts, conditions and circumstances, if any, pertaining to such Property where such violations or remedial obligations would have a Material Adverse Effect (Tranche B).

          (r)     Transactions  with  Affiliates.  Without  the  prior  written
                  ------------------------------
consent of the Majority Tranche B Lenders, except for certain transition service agreements entered into in conjunction with the Merger on or prior to the Closing Date and disclosed to Administrative Agent and the Tranche B Lenders on
Schedule 14, neither Lessee nor any Subsidiary will enter into any transaction, including, without limitation, any purchase, sale, lease or exchange of Property or the rendering of any ser-vice, with any Affiliate (Tranche B) unless such transactions are otherwise permitted under this Agreement, are in the ordinary course of its business and are upon fair and reasonable terms no less favorable to it than it would obtain in a comparable arm's length transaction with a Person not an Affiliate (Tranche B).

          (s)     Subsidiaries.  Without  the  prior  written  consent  of  the
                  ------------
Majority Tranche B Lenders, Lessee shall not, and shall not permit any Subsidiary to, create any additional Subsidiaries except for (i) Subsidiaries formed in connection with Operating Equipment Lease Facilities permitted hereunder, (ii) Subsidiaries resulting from the Merger or from future mergers or acquisitions permitted hereunder, and (iii) new Subsidiaries created by Lessee in compliance with Section 9.3(h). Lessee shall not and shall not permit any Subsidiary to sell or to issue any stock or ownership interest of a Subsidiary, except to Lessee and except in compliance with Section 9.3(h).

          (t)     [Reserved].

          (u)     Use  of  ERISA Assets.  At no time shall Lessee use or attempt
                  ---------------------
to use any assets which would be deemed to be "plan assets" under the "plan asset regulations" promulgated pursuant to ERISA to satisfy any or all obligations under the Operative Documents.

          9.4.     Covenant  of  Tranche B Lenders, Lessor, Administrative Agent
                   -------------------------------------------------------------
and  Collateral  Agent  and  Limited Partners.  If Lessor, any Tranche B Lender,
---------------------------------------------
Administrative Agent or Collateral Agent is not a U.S. Person, it shall provide, to Lessee and to any other party making payments to it under the Operative
Documents, on the Closing Date (or, if later at the time it becomes Lessor, a Tranche B Lender, Administrative Agent or Collateral Agent, as the case may be) and at such times as may be necessary thereafter under Applicable Law as in effect on the Closing Date (including Section 1441 of the Code) and at such other times as shall be reasonably requested by Lessee or any other party making payments to it under the Operative Documents, a fully completed Internal Revenue Service Form W-8 or successor form (including an appropriate Internal Revenue
Service Form W-8 completed as specified in Treasury Regulations section 1.1441-4(a)), along with any other forms or documents required to be attached to such forms upon which Lessee or such other party can rely establishing that all payments to each such Person under the Operative Documents can be made free and clear of any requirement to withhold any United States federal income tax therefrom; provided, however, that each such Person shall not be required to
            --------   -------
provide such forms if, solely as a result of a change after the Closing Date in Applicable Law as in effect on the Closing Date (or such later date) such Person is not legally entitled to deliver such form. In the event of a failure to provide any form as required under this Section 9.4 by any Tranche B Lender, Lessor, Administrative Agent or Collateral Agent, the relevant party shall be entitled to withhold from any payment made pursuant to the Operative Documents to such Person the appropriate amount of federal income tax, notwithstanding the provisions of the Operative Documents to the contrary and provided further, that
                                                          ----------------
Lessee  shall  not  have  any  indemnity  obligation  to such Person pursuant to
Section  10.3.5  hereof  to  the  extent  related  to  such  failure.

          9.5.     Covenant  of  Lessee  and  Lessor.  Each of Lessor and Lessee
                   ---------------------------------
agrees for the benefit of each Tranche B Lender that no item of equipment shall be leased under the Lease Agreement (other than by way of a substitution of equipment in accordance with Section 13 of the Lease Agreement) on a Funding Date without satisfaction of the condition precedent set forth in Section 3.1(o) with respect to such item, notwithstanding any waiver of such condition by any other Tranche B Lenders.

          10.     Indemnities.
                  -----------

          10.1.     Lessee  General  Indemnification.  Lessee  hereby  assumes
                    --------------------------------
liability for, and does hereby agree to indemnify, protect, save, defend, and hold harmless each Lessee Indemnified Person (and, with respect to clause (ix) below, Arrangers) on an After-Tax Basis, from and against any and all obligations, fees, expenses, costs, liabilities, losses, damages, penalties, claims, demands, actions, suits, judgments and related costs and expenses, including reasonable legal fees and expenses, of every kind and nature whatsoever, imposed on, incurred by, or asserted against such Lessee Indemnified Person (collectively, "Losses"), which relate in any way relate to or arise in
                         ------
any way out of (i) the manufacture, construction, ordering, transfer, acceptance or rejection, ownership, transfer of ownership, titling or retitling, registration or re-registration, delivery, leasing, subleasing, possession, use, operation, maintenance, storage, removal, redelivery, repossession, mortgaging, granting of any interest in, transfer of title to, acquisition, sale or other application or disposition, disposition of licensing, documentation, of any Item of Equipment, or any part thereof, including, without limitation, any of such as may arise from (A) loss or damage to any property or death or injury to any Persons, (B) patent or latent defects in any Items of Equipment (whether or not discoverable by Lessee or any Lessee Indemnified Person, (C) any claims based on strict liability in tort or negligence, (D) any claims related to the release of any substance into the environment and (E) any claims based on patent, trademark, trade name or copyright infringement, or (ii) the Operative Documents or the transactions contemplated hereby or thereby, or (iii) any failure on the part of Lessee or Guarantor to perform or comply with any Applicable Law, any of the terms of any Operative Document to which it is a party or any instrument referred to or contemplated hereby or thereby or the non-conformity of any Equipment with Applicable Law, or (iv) reliance on any representation or warranty made or deemed made by Lessee or Guarantor or any of their respective officers under or in connection with any Operative Document which shall have been false or incorrect in any material respect when made or deemed made or delivered, or (v) any repayment to Lessee by Lessor of any amount previously distributed hereunder which amount such Person is required to repay, or (vi) any investigation, litigation or proceeding related to any Operative Document or the use of proceeds of Tranche A Notes, Tranche B Loans or Equity Contributions or the ownership of the Tranche A Notes, Tranche B Notes or Equity Certificates or in respect of the Lease Agreement, or (vii) the failure to vest or maintain vested in Lessor and Collateral Agent or to transfer to Lessor or Collateral Agent an undivided security interest in the Lessee Collateral or the Lessor Collateral, respectively, including collections free and clear of Liens to the extent required by the Operative Documents, or (viii) any agreement by Lessor to pay any amounts under Section 6.5 of the Limited Partnership Agreement or to indemnify any Person under the Lessor Indemnity Agreement, or (ix) the engagement of the Appraiser with respect to the delivery of any Appraisal to be delivered in accordance with the Operative Documents. Lessee shall be subrogated to a Lessee Indemnified Person's rights in any matter with respect to which Lessee has actually reimbursed such Lessee Indemnified Person for amounts expended by it or has actually paid such amounts directly pursuant to this
Section 10.1. In case any claim, action, suit or proceeding is made or brought against any Lessee Indemnified Person in connection with any claim indemnified against hereunder, such Lessee Indemnified Person will, promptly after receipt of notice of such claim or the commencement of such action, suit or proceeding, notify Lessee thereof, enclosing a copy of all papers served upon such Lessee Indemnified Person, but failure to give such notice or to enclose such papers shall not relieve Lessee from any liability hereunder unless such failure materially and adversely affects Lessee's defense of such claim resulting in a material increase in liability of Lessee in respect of such claim or preventing it from reducing liability therefor, in which case Lessee shall not be required to indemnify such Lessee Indemnified Person for the amount by which such liability was increased or not reduced for failure to give such notice. Provided no Lease Event of Default has occurred, Lessee will be entitled to participate in, and assume the defense of, such claim, action, suit or proceeding, or cause the same to be resisted or defended by counsel selected by Lessee and reasonably acceptable to the Lessee Indemnified Person; provided, however, if such claim, action, suit or proceeding involves any material risk of loss or forfeiture of title to the Equipment (unless Lessee shall have posted a bond or other security reasonably satisfactory to Administrative Agent in respect of such risk) or any material risk of criminal penalty being assessed against any Lessee Indemnified Person, upon such Lessee Indemnified Person's request, Lessee will at its expense, cause such claim, action, suit or proceeding to be resisted or defended by counsel selected by such Lessee Indemnified Person and reasonably acceptable to Lessee. After notice from Lessee to such Lessee Indemnified Person of

Lessee's election to so assume the defense of such claim, action, suit or proceeding, Lessee will not be liable to such Lessee Indemnified Person for any costs and expenses of any settlement of such claim, action, suit or proceeding effected by such Lessee Indemnified Person without the prior written consent of Lessee (which consent will not be unreasonably withheld). Such Lessee Indemnified Person may participate at its own expense in any such claim, action, suit or proceeding controlled by Lessee pursuant hereto; provided such participation does not, in the opinion of independent counsel appointed by Lessee, interfere with such control) and such participation will not constitute a waiver of the indemnification provided in this Section 10. In the event of any failure by Lessee to satisfy its obligations under this Section 10.1, Lessee shall pay all reasonable costs and expenses (including, without limitation, attorney's fees and expenses) incurred by such Lessee Indemnified Person in connection with such action, suit or proceeding. Additionally, if outside counsel to such Lessee Indemnified Person determines that a conflict of interest exists between such Person and Lessee regarding any Loss indemnified hereunder, Lessee agrees to pay the reasonable fees and expenses of separate counsel for and as selected by such Lessee Indemnified Person. The provisions of this
Section 10.1, and the obligations of Lessee under this Section 10.1, shall apply from the date of this Agreement notwithstanding that the Term may not have commenced, and shall survive and continue in full force and effect notwithstanding the expiration or earlier termination of this Agreement, the Lease Agreement or any other Operative Document in whole or in part, including the expiration of termination of the Term with respect to any Item of Equipment, and are expressly made for the benefit of, and shall be enforceable by Lessor.

          10.2.     Exceptions  to  Lessee's  General  Indemnification.
                    --------------------------------------------------
Notwithstanding the terms of Section 10.1, Lessee shall not be required to indemnify any Lessee Indemnified Person under Section 10.1 for any of the following: (i) any Loss to the extent resulting from the willful misconduct or gross negligence of such Lessee Indemnified Person (it being understood that Lessee shall be required to indemnify any Lessee Indemnified Person even if the ordinary (but not gross) negligence of such Lessee Indemnified Person caused or contributed to such Loss), (ii) any Loss resulting from Lessor Liens attributable to such Lessee Indemnified Person, (iii) any Loss to the extent attributable to acts or events occurring after the end of the Term, if any, so long as no Lease Event of Default shall have occurred and be continuing and the Equipment has either been purchased or redelivered in accordance with the terms of Section 6.1, 28.2, 28.3 or 28.4 of the Lease Agreement, (iv) any Loss (other than a Loss attributable to a Lease Event of Default) arising from a breach by such Lessee Indemnified Person of any agreement entered into in connection with the assignment or participation of any interest of such Lessee Indemnified Person under the Lease Agreement or the other Operative Documents, (v) any Loss to the extent arising or resulting from the failure of such Lessee Indemnified Person to comply with laws applicable to financial institutions or their affiliates generally or the failure of such Lessee Indemnified Person to file any material notice, report, filing or other document required by any Governmental Entity regulating banks or their affiliates in connection with such Lessee Indemnified Person's execution of, and participation in the transactions contemplated by, the Operative Documents except to the extent resulting from the acts or omissions of Lessee or Guarantor, (vi) any other expense or Loss to the extent expressly provided under any of the Operative Documents to be paid or borne by such Lessee Indemnified Person at its own expense, (vii) any Loss to the extent resulting from the offer, sale, disposition or transfer by such Lessee Indemnified Person of all or part of its interest in the Operative Documents, other than a Loss arising as a result of the occurrence of a Lease Event of Default, (viii) any Loss that is a Tax or based on a Tax, (ix) any Loss to the extent resulting from any business, transaction or other activity in which such Lessee Indemnified Person is engaged, which has no relation to the transactions contemplated hereby or by any of the Operative Documents, (x) any Loss resulting from a Tranche A Event of Default or Tranche B Event of Default not attributable to a Lease Event of Default, (xi) any Loss which is an ordinary and usual operating or overhead expense of such Lessee Indemnified Person except expenses incurred relating to an Lease Event of Default, (xii) any Loss in connection with any dispute between or among Lessee Indemnified Persons other than Losses caused by a Lease Event of Default and (xiii) any Loss arising under
Section 406(a) of ERISA or Section 4975 of the Code (a) as a result of Loans or funds advanced by Tranche B Lenders or Lessor being deemed to be "plan assets" under the "plan asset regulations" promulgated pursuant to ERISA or (b) as a result of a violation of Section 406(b) of ERISA or Section 4975(c)(1) (E) or
(F) of the Code by Tranche B Lenders or Lessor. Section 10.1 shall be construed as an indemnity only and not a guaranty of residual value of the Items of Equipment.

          10.3.     Tax  Indemnity.
                    --------------

               10.3.1.     General  Indemnity.  Subject  to the other provisions
                           ------------------
of this Section 10.3, Lessee agrees to pay, defend and indemnify and hold Lessor, Indenture Trustee, Administrative Agent and Collateral Agent and their respective Affiliates, successors and assigns (including any consolidated or combined group of which any such Person is a member) (each a "Tax Indemnitee")
                                                                --------------
harmless on an After-Tax Basis from any and all federal, state, local and foreign taxes, excise taxes, fees, withholdings, levies, documentary stamps, imposts, duties, assessments, penalties and charges of any kind and nature whatsoever, together with any penalties, fines or interest thereon (herein called "Taxes") howsoever imposed, whether levied or imposed upon or asserted
         -----
against a Tax Indemnitee, Lessee, any Item of Equipment, or any part thereof, by any federal, state or local government or taxing authority in the United States, or by any taxing authority of a foreign country or subdivision thereof, upon or with respect to (i) the Items of Equipment, any Item of Equipment or any part thereof, (ii) the manufacture, construction, ordering, transfer, ownership, transfer of ownership, titling or retitling, registration or re-registration, delivery, leasing, subleasing, possession, use, operation, maintenance, storage, removal, return, mortgaging, granting of any interest in, transfers of title to, acquisition, sale or other disposition of licensing, documentation, repossession, sale or other acquisition or disposition of the Items of Equipment, any Item of Equipment or any part thereof, (iii) the revenues, rent, receipts or earnings arising from any Item of Equipment or any part thereof,
(iv) any Operative Document, (v) any Lease Payment or Supplemental Payment or any payment made to Lessor, Indenture Trustee or any Tranche A Noteholder, any Tranche B Lender, by Lessor or Lessee pursuant to the Operative Documents, or
(vi) otherwise in respect of the Operative Documents or any thereof or any transaction or transactions contemplated hereby or thereby. Lessee further agrees to defend and indemnify and hold Lessor harmless on an After-Tax Basis from any and all Taxes howsoever imposed, whether levied or imposed upon or asserted against any Person by any federal, state or local government or taxing authority in the United States, or by any taxing authority of a foreign country or subdivision thereof against which Lessor has agreed to indemnify such Person under the Lessor Indemnity Agreement.

               10.3.2.     Exceptions  to  Tax  Indemnity.  Notwithstanding
                           ------------------------------
anything to the contrary in Section 10.3.1, the following shall be excluded from the indemnity provided under Section 10.3.1: (i) Taxes (other than Taxes that are, or are in the nature of, sales, use, rental, value added, transfer or property taxes) that are imposed on a Tax Indemnitee by the United States federal government that are based on or measured by the gross or net income or gross or net receipts, taxes based on capital gains and minimum taxes and any and all withholding Taxes (which, for the avoidance of doubt, are dealt with in
Section 10.3.5 hereof) of such Person; provided, that this clause (i) shall not be interpreted to prevent a payment from being made hereunder on an After-Tax Basis if such payment is otherwise required to be so made; (ii) Taxes (other than Taxes that are, or are in the nature of, sales, use, rental, value added, transfer or property taxes) that are imposed on any Tax Indemnitee (other than Lessor) by any state, local or foreign jurisdiction or taxing authority within any state or local or foreign jurisdiction and that are net income taxes, or are franchise taxes, any gross income or gross receipts taxes imposed in lieu of a net income tax, taxes based on capital gains and minimum taxes and any and all withholding Taxes (which, for the avoidance of doubt, are dealt with in Section
10.3.5  hereof)  of  such Person; provided that such Taxes shall not be excluded
                                  --------
under this clause (ii) to the extent such Taxes would have been imposed had the location, possession or use of any Equipment in, the location or the operation of Lessee, Lessor or Guarantor in, or Lessor's, Lessee's or Guarantor's making payments under the Operative Documents from, the jurisdiction imposing such Taxes been the sole connection between such Tax Indemnitee and the jurisdiction imposing such Taxes, unless, however, such Tax Indemnitee would have been subject to tax in such jurisdiction absent the transactions contemplated by the Operative Documents; provided further, that Lessor is indemnified for all Taxes
                      ----------------
excluded  by this subsection (ii); provided further, that this clause (ii) shall
                                   ----------------
not be interpreted to prevent a payment from being made on an After-Tax Basis if such payment is otherwise required to be so made; (iii) provided that all amounts due from Lessee under the Operative Documents have been paid, any Tax to the extent it relates to any act, event or omission that occurs after the termination of the Lease Agreement and, if required, redelivery or sale of an Item of Equipment in accordance with the terms of the Lease Agreement (but not any Tax that is otherwise excluded herein or is imposed with respect to such termination, redelivery or sale or to any period prior to such termination, redelivery or sale); (iv) any Taxes which are imposed on a Tax Indemnitee as a result of the gross negligence or willful misconduct of such Tax Indemnitee itself, as determined by a court of competent jurisdiction (as opposed to gross negligence or willful misconduct imputed to such Tax Indemnitee), but not Taxes imposed as a result of ordinary negligence of such Tax Indemnitee; (v) Taxes imposed on, or increased (under Applicable Law in effect on the date of the transfer) as a result of a voluntary transfer by the Tax Indemnitee or any transfer as a result of the bankruptcy of such Tax Indemnitee not caused by a an Event of Default under Section 23(a) of the Lease Agreement of any Item of Equipment or interest therein or any interest in or arising under any Operative Document or any transactions contemplated thereby other than any such transfer required by law or by the Operative Document, occurring pursuant to the exercise of remedies during the continuance of a Lease Event of Default or requested by Lessee; (vi) with respect to Lessor, any Tax that results from or would not have been imposed but for the breach or inaccuracy of any representation set forth in
Section 2.3 or 2.4 hereof, as the case may be; (vii) any Tax to the extent resulting in whole or in part from the failure of any Tax Indemnitee to file a return that is proper and timely unless such failure results from the failure of

Lessee to perform its obligations under Section 10.3.4 hereof; and (viii) any Tax that results from or would not have imposed but for the failure of any Tax Indemnitee, at Lessee's sole cost, to pro-vide any form, certificate or other document reasonably requested by, prepared by and timely pro-vided to such Tax Indemnitee by Lessee, legally able to be provided by such Tax Indemnitee and necessary to avoid the imposition of such Tax provided that such Tax Indemnitee reasonably deter-mines that to so provide such form, certificate or other document would have no adverse effect on it.

               10.3.3.     Payment  of  Taxes.  Subject  to the terms of Section
                           ------------------
10.3.6, Lessee agrees to pay or cause to be paid all Taxes indemnified pursuant to Section 10.3.1 directly to the taxing authorities where feasible and otherwise to the Tax Indemnitee, as appropriate, and Lessee shall at its own expense, upon such Tax Indemnitee's reasonable request, furnish to such Tax Indemnitee copies of official receipts or other reasonably satisfactory evidence of such payment. In the case of Taxes for which no contest is conducted pursuant to Section 10.3.6 and which Lessee pays directly to the taxing authorities, Lessee shall pay such Taxes prior to the latest time permitted by the relevant taxing authority for timely payment. In the case of Taxes for which a Lessee reimburses a Tax Indemnitee, Lessee shall do so within thirty
(30) days after receipt by Lessee of demand by such Tax Indemnitee describing in reasonable detail the nature of the Tax and the basis for the demand (including without limitation the computation of the amount pay-able), accompanied by receipts or other reasonable evidence of payment of the Tax in respect of such demand. In the case of Taxes for which a contest is conducted pursuant to
Section 10.3.6 Lessee agrees to pay such Taxes or reimburse such Tax Indemnitee for such Taxes, to the extent not previously paid or reimbursed pursuant to
Section 10.3.1, prior to the latest time permitted by the relevant taxing authority for timely payment after conclusion of all contests hereunder.

               At Lessee's written request, the amount of any indemnification payment by Lessee pursuant to Section 10.3.1 shall be verified and certified by the independent public accounting firm regularly engaged by such Tax Indemnitee. The fees and expenses of such independent public accounting firm shall be paid by Lessee unless such verification shall result in an adjustment in Lessee's favor of five percent (5%) or more of the payment as computed by the Tax
Indemnitee,  in  which  case  such  fee  shall  be  paid  by the Tax Indemnitee.

               10.3.4.     Tax  Filings.  Lessee  shall  be  responsible  for
                           ------------
preparing and filing any real and personal property or ad valorem tax returns in
                                                       -- -------
respect of the Equipment. In the case of any other report, statement or tax return that shall be required to be made with respect to any Taxes which are indemnified by Lessee pursuant to Section 10.3.1, Lessee, at its sole cost and expense, shall notify the relevant Tax Indemnitee of such requirement and (except if such Tax Indemnitee notifies Lessee that such Tax Indemnitee intends to prepare and file such report or return) (i) to the extent required or permitted by and consistent with filing requirements in the applicable jurisdiction, make and file in Lessee's name such return, statement or report and (ii) in the case of any other such return, statement or report required to be made in the name of such Tax Indemnitee, advise such Tax Indemnitee of such fact and prepare such return, statement or report for filing by such Tax Indemnitee or, where such return, statement or report shall be required to reflect items in addition to any obligations of Lessee under or arising out of
Section 10.3.1, provide such Tax Indemnitee at Lessee's expense with information sufficient to permit such return, statement or report to be properly made with respect to any obligations of Lessee under or arising out of Section 10.3.1. Such Tax Indemnitee shall, upon Lessee's request and at Lessee's expense, provide any data not deemed confidential by such Tax Indemnitee maintained by such Tax Indemnitee (and not otherwise available to or within the control of Lessee) with respect to the Equipment which Lessee may reasonably require to prepare any required Tax returns or reports.

               10.3.5.     Withholdings.  As  between  Lessee  on  one hand, and
                           ------------
Lessor,  Administrative  Agent and Collateral Agent (each a "Withholding Party")
                                                             -----------------
on the other hand, Lessee shall be responsible for, and Lessee shall indemnify and hold harmless each Withholding Party on an After Tax Basis against, any obligation for United States or foreign withholding taxes or similar levies, imposts, charges, fees, deductions or withholdings (collectively, "Withholdings") imposed in respect of any part of the Lease Payments, interest or other amounts payable by Lessee or Lessor to any Withholding Party, or with respect to any other payments under the Operative Documents (all such payments being referred to herein as "Exempt Payments" to be made without deduction,
                                  ---------------
withholding or set off) (and, if any With-holding Party receives a demand for such payment from any taxing authority or a With-holding is otherwise required with respect to any Exempt Payment, Lessee shall discharge such demand on behalf of such Withholding Party); provided, however, that the obligation of Lessee
                                --------  -------
under this Section 10.3.5 shall not apply to any Withholdings that would not have been imposed but for such Withholding Party's failure to comply with
Section  9.4.

               If a Tax Indemnitee or a Withholding Party or any Affiliate with whom such Tax Indemnitee or a Withholding Party files a consolidated tax return (or equivalent) subsequently receives the benefit in any country of a tax credit, deduction or other allowance or reduction resulting from Taxes or Losses with respect to which it or an Affiliate has received a payment of an indemnity amount from Lessee under Section 10.1 or 10.3, such Person will pay to Lessee such part of that benefit as in the sole discretion of such Person will leave it (after such payment) in a position no more and no less favorable than it would have been in if no additional payment had been required to be paid, provided always that (i) such Person will determine in its sole discretion, exercised in good faith, the amount and allocation of any such benefit and of the date on which it is received and of any After-Tax Basis calculation required with respect to payments to or from it, (ii) such Person will have the absolute discretion as to the order and manner in which it employs or claims tax credits and allowances available to it and (iii) such Person will not be obliged to disclose to Lessee any information regarding its tax affairs or tax computations.

               10.3.6.     Tax  Contests.  If a claim is made in writing against
                           -------------
any Tax Indemnitee for any Taxes which Lessee is required to pay or indemnify against pursuant to Section 10.3.1, such Tax Indemnitee shall promptly notify Lessee in writing, provided that, without prejudice to any rights or claims for damages Lessee may have as a result of such failure, the failure to so notify Lessee will not reduce Lessee's obligation under Section 10.3 except if such failure precludes the contest of such claim. Subject to the next sentence, if requested by Lessee in writing within thirty (30) days after receipt by Lessee of a notice described in the preceding sentence, such Tax Indemnitee and, if required or appropriate to prosecute such contest, any other Tax Indemnitee, shall permit such Lessee, to contest in the name of Lessee, and if such contest by such Lessee in the name of such Lessee is not permissible or allowed, shall, at the request of Lessee, permit such Lessee to contest in the name of the Tax

Indemnitee and, if such contest by Lessee in the name of the Tax Indemnitee is not permissible or allowed, shall, at the request of Lessee diligently contest in good faith (including pursuing all administrative and judicial appeals) the validity, applicability or amount of such Taxes in appropriate administrative or judicial proceedings; provided that (i) prior to taking such action Lessee shall
                      --------
have agreed to pay and shall have provided an undertaking reasonably acceptable to such Tax Indemnitee with respect thereto or shall have paid each Tax Indemnitee that is engaged in such contest in a satisfactory manner for all out-of-pocket costs and expenses which such Tax Indemnitee may incur in connection with contesting such claim, including, without limitation, all reasonable legal and accountant's fees and disbursements and costs of administrative and judicial proceedings, and the amount of any interest or penalties which may be payable as a result of contesting such claim, (ii) if such contest is to be initiated by the payment of, and the claiming of a refund for, such Taxes (such election to be within the sole discretion of Lessee), Lessee shall have advanced such Tax Indemnitee sufficient funds (on an interest-free basis and on an After-Tax Basis) to make such payment, (iii) any action to be taken will not result in a material risk of sale, forfeiture or loss of Lessor's title to, or Lessor's or Collateral Agent's interest in, any Item of Equipment unless Lessee shall have made provision against such risk in a manner acceptable to such Tax Indemnitee in its sole discretion, (iv) such Tax Indemnitee shall not have determined, based on an opinion of such Tax Indemnitee's counsel, that such action is reasonably likely to result in adverse consequences to the future tax liability of such Tax Indemnitee not indemnified to such Tax Indemnitee's satisfaction and (v) Lessee shall have delivered to such Tax Indemnitee a written acknowledgment of its liability hereunder for such Taxes, provided that such acknowledgment shall not be binding on such Lessee if the contest of such Taxes is resolved through a written opinion of an adjudicator stating a basis for such resolution that demonstrates Lessee has no liability to such Tax Indemnitee hereunder for such Taxes and provided further,
                                                               ----------------
that such Lessee shall have no right to contest in the name of a Tax Indemnitee, and such Tax Indemnitee shall itself contest, if the contest involves issues with respect to which Lessee would not be required to indemnify such Tax Indemnitee hereunder and which cannot be severed by reasonable efforts of such Tax Indemnitee from all issues with respect to which Lessee would be liable hereunder or the severance of which would adversely affect the position of such Tax Indemnitee, and in any such contest such Tax Indemnitee may in its sole discretion select the forum for such contest and determine in good faith the manner in which such contest shall be conducted, including, without limitation, the pursuit of appeals, but shall consult with Lessee and its counsel in good faith with respect to such Lessee's interests with respect to contest. If a claim for Taxes is made in writing against any Tax Indemnitee and such Tax Indemnitee complies with its obligations under this Section 10.3.6, Lessee and such Tax Indemnitee shall, for purposes of determining the amount, if any, payable to such Tax Indemnitee under Section 10.3, be bound by the results of any contest under this Section 10.3.6 (or by the final written assessment by the relevant taxing authority, if Lessee elect not to contest under this Section 10.3.6) as to the amount of Tax due to the relevant taxing jurisdiction, the validity and applicability of such Tax, and any stated reason as to the basis for the imposition of such Tax contained in the final determination with respect to such contest. If any Tax Indemnitee shall determine in its sole discretion that it has either obtained a refund of or been granted a credit, deduction or other allowance or reduction against Taxes for which Lessee is not obligated to indemnify such Tax Indemnitee hereunder for amounts corresponding to all or any part of any Taxes which Lessee shall have paid to any Tax Indemnitee or for which Lessee shall have reimbursed any Tax Indemnitee hereunder, such Tax

Indemnitee shall, provided that no Lease Event of Default shall have occurred and be continuing, pay to Lessee an amount which is equal to the sum of the amount of such refund or credit, deduction or other allowance or reduction, plus any interest received (or credited against Taxes for which Lessee is not obligated to indemnify such Tax Indemnitee hereunder) on such refund fairly attributable to any Taxes paid by such Lessee or with funds provided by Lessee prior to the receipt of such refund, reduced by any Taxes incurred by such Tax Indemnitee by reason of the receipt or accrual of such refund and interest, and increased by any tax benefit realized by Tax Indemnitee as a result of any payment by such Tax Indemnitee made pursuant to this sentence so as to return such Tax Indemnitee to the same net after-tax position it would have been in if the Taxes so refunded or credited had not been imposed; provided further, that a
                                                        ----------------
Tax Indemnitee shall not be obligated to pay any Lessee an amount in excess of all amounts of Taxes (and additional amounts described in Section 10.3) previously paid by Lessee pursuant to Section 10.3 to such Tax Indemnitee, provided further, however, that such Tax Indemnitee shall pay any amounts that
     ------------   -------
it is not required to pay to Lessee solely by reason of the foregoing proviso at such time as Lessee shall have made any additional payments to such Indemnitee pursuant to Section 10.3 hereof equal to such amounts, and if a Lease Event of Default shall have occurred and be continuing, such Tax Indemnitee shall have the option of applying the amount otherwise due any Lessee pursuant to this sentence against Lessee obligations under any Operative Document or of holding such amount as security for Lessee full performance of such obligations until the earlier of (x) the date all obligations owed to such Tax Indemnitee under the Operative Documents have been paid in full and (y) the curing of such Lease Event of Default, after which such Tax Indemnitee shall pay such amount to Lessee. Any Tax Indemnitee shall be entitled to settle any claim that is the subject of a contest hereunder without the consent of Lessee provided that, in so doing, such Tax Indemnitee shall waive any rights to indemnification by Lessee with respect to such settled claim and any other claim the contest of which would be precluded as a result of such settlement hereunder and shall repay to Lessee any amounts advanced to pay such contested Taxes with interest actually received in respect thereof and release any undertaking required hereunder.

               10.3.7.     Special  Tax  Indemnity.  Lessee shall pay and assume
                           -----------------------
all liability for, and does hereby agree to indemnify each Tax Indemnitee on an After Tax Basis for any tax, addition to tax, penalty, or other cost as a result of the breach, inaccuracy or incorrectness of the representation found in
Section 2.1(j). Notwithstanding anything to the contrary in this Section 10.3.7, Lessee shall not be obligated to indemnify any Tax Indemnitee pursuant to this Section 10.3.7 in respect of any tax, penalty, or other cost that results from or would not have occurred but for any failure by such Tax Indemnitee to provide the information requested by Lessee in accordance with
Section 2.1(j). Any claim under this Section 10.3.7 shall be subject to the contest provisions of Section 10.3.6 (applied as if such claim were in respect of a Tax indemnified by Lessee under Section 10.3.1) and the verification provisions of Section 10.3.3 (applied as if the amount to be paid under this Section 10.3.7 was a payment required under Section 10.3.1 hereof).

          10.4.     Increased  Costs,  Illegality,  etc.  Lessee  hereby assumes
                    ------------------------------------
liability for, and does hereby agree to indemnify, protect, save, defend and hold harmless Lessor on an After-Tax Basis, from and against any and all amounts that Lessor is obligated to pay any Tranche B Lender under Section 2.7 of the

Tranche B Loan Agreement or any Limited Partner under Section 6.5 of the Limited Partnership Agreement.

          Lessor shall promptly, or Administrative Agent may, give notice (by telephone promptly confirmed in writing) to Lessee of each claim under this
Section 10.4 which written notice shall show in reasonable detail the basis for the calculation thereof and shall, absent manifest error, be final and conclusive and binding on all the parties hereto)Lessee shall pay to Lessor, or at Administrative Agent's direction, the Person to whom Lessor has obligation to pay such amount, within fifteen (15) days of the earlier of Lessor's and Administrative Agent's written request therefor, such amounts owed by Lessor to such Person.

          10.5.     Lessee  Indemnity.  Lessee hereby assumes liability for, and
                    -----------------
does hereby agree to indemnify, protect, save, defend, and hold harmless Lessor on an After-Tax Basis from and against any and all Losses and each Tax Indemnitee against any and all amounts owed by Lessor under the Loan Agreement to the extent that there is a Lease Payment corresponding to the Loan payment for which the indemnity is claimed under Section 10.2 hereof.

          10.6.     Survival.  All  obligations  provided for in this Section 10
                    --------
shall survive the resignation or removal of Administrative Agent or Collateral Agent under Section 11.7, the sale of any Item of Equipment, any termination of the Lease Agreement, the termination of this Agreement, and the payment in full of the Tranche A Notes, the Tranche B Loans, the Equity Certificates and all amounts arising under the Lease Agreement, Tranche A Notes, Tranche B Loans and Limited Partnership Agreement.

          11.      Administrative  Agent  and  Collateral  Agent.
                   ---------------------------------------------

          11.1.    Authorization  and  Action  of  Administrative  Agent.
                   -----------------------------------------------------

          (a) (i) Indenture Trustee for itself and on behalf of Tranche A Noteholders and (ii) each Tranche B Lender hereby appoints and authorizes Administrative Agent to take such action as agent on their behalf and to exercise such powers under this Agreement and the other Operative Documents as are delegated to Administrative Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto. Except as otherwise provided in the Limited Partnership Agreement, Administrative Agent shall act solely as agents for Indenture Trustee and Tranche B Lenders and does not assume nor shall be deemed to assume any obligation or relationship of trust or agency with any of Lessee, Lessor, or Guarantor. As to any matters not expressly provided for by a Operative Document (including enforcement or collection of the Tranche A Notes or Tranche B Loans), Administrative Agent shall not be required nor authorized to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of (i) Indenture Trustee acting on behalf of Majority Tranche A Noteholders, and (ii) Majority Tranche B Lenders, and such instructions shall be binding, in the case of instructions under clause (i), upon Indenture Trustee and each Tranche A Noteholder and, in the case of instructions under clause (ii), upon each Tranche B Lender; provided, however, Administrative Agent shall not be required to take any action
--------  -------
which exposes it to personal liability or which is contrary to any Operative Document or Applicable Law. Administrative Agent agrees to give to Indenture

Trustee, and Tranche B Lenders prompt notice of each notice given to it by Lessor or Lessee pursuant to the terms of this Agreement; provided, however,
                                                              --------  -------
Administrative Agent shall not be deemed to have any notice of a Loan Default or Loan Event of Default unless it has received notice of such from another party hereto. Administrative Agent may, with the prior consent of Indenture Trustee acting on behalf of Majority Tranche A Noteholders, or Majority Tranche B Lenders, as the case may be, agree to any waiver or amendment of the Operative Documents on behalf of all Tranche A Noteholders, or all Tranche B Lenders, as the case may be; provided, however, Administrative Agent will not, without the
                   --------  -------
prior consent of (i) Indenture Trustee acting on behalf of all Tranche A Noteholders, and (ii) all Tranche B Lenders, agree to any waiver or amendment that would (A) postpone the time or times for payment of any amount payable under this Agreement or the Lease Agreement or (B) reduce any Lease Payment payable under this Agreement or the Lease Agreement. Administrative Agent will not, without the prior consent of (i) Indenture Trustee on behalf of all Tranche A Noteholders and (ii) all Tranche B Lenders, agree to any waiver or amendment that would, prior to the payment in full of the Secured Obligations, release all or substantially all of the Lessor Collateral from the Lien created by the Security Documents, other than in accordance with the terms of the Operative Documents. Administrative Agent shall pursue the remedies under the Operative Documents following a Loan Event of Default in good faith and in a commercially reasonable manner and in accordance with the instructions of Majority Tranche B Lenders provided, however, Administrative Agent shall be under no obligation to
         --------  -------
pursue such remedies unless such Majority Tranche B Lenders have offered to Administrative Agent security or indemnity satisfactory to it as to the terms, coverage, duration, amount or otherwise with respect to the costs, expenses and liabilities that may be incurred by it in compliance with such written instructions, requests or directions; provided further Administrative Agent
                                          --------  -------
shall not, without the consent of (i) Indenture Trustee in accordance with the terms of the Indenture and (ii) Majority Tranche B Lenders (A) approve any plan of reorganization or liquidation arising out of a Lease Event of Default of the type described in Section 23(h) of the Lease Agreement, a Tranche A Event of Default of the type described in Sections 5.01(h) and (i) of the Indenture or a Tranche B Event of Default of the type described in Section 5.1.4 of the Tranche B Loan Agreement (B) approve, sell or cause the sale of Equipment in a single transaction or a series of related transactions of Equipment with value in excess of $30,000,000 (other than a sale in accordance with the terms of the Lease Agreement provided no Lease Event of Default has occurred and is continuing). The appointment and authority of Administrative Agent hereunder shall terminate upon the indefeasible payment in full of all amounts owed Indenture Trustee, each Secured Party, Administrative Agent and Collateral Agent under the Operative Documents.

          (b) (i) Indenture Trustee, for itself and on behalf of Tranche A Noteholders, and (ii) each Tranche B Lender hereby appoints and authorizes Collateral Agent to take such action as agent on their behalf and to exercise such powers under this Agreement and the other Operative Documents as are delegated to Collateral Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto. Collateral Agent shall act solely as agent for Indenture Trustee and Tranche B Lenders and does not assume nor shall be deemed to assume any obligation or relationship of trust or agency with any of Lessee, Lessor, Limited Partners, Lessor General Partner or Guarantor. As to any matters not expressly provided for by a Operative Document (including enforcement or collection of the Tranche A Notes or the Tranche B

Loans), Collateral Agent shall not be required nor authorized to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of Administrative Agent acting on behalf of Secured Parties, and such instructions shall be binding upon Indenture Trustee and all Secured Parties; provided, however, Collateral Agent shall not be required to
                   --------   -------
take any action which exposes it to personal liability or which is contrary to any Operative Document or Applicable Law. Collateral Agent agrees to give to Indenture Trustee and Tranche B Lenders prompt notice of each notice given to it by Lessor or Lessee pursuant to the terms of this Agreement; provided, however,
                                                              --------  -------
Collateral Agent shall not be deemed to have any notice of a Loan Default or Loan Event of Default unless it has received notice of such from another party hereto. Collateral Agent shall pursue the remedies of Secured Parties under the Operative Documents following a Loan Event of Default in accordance with the instructions of Administrative Agent; provided, however, Collateral Agent shall
                                       --------  -------
be under no obligation to pursue such remedies unless one or more Tranche B Lenders have offered to Collateral Agent security or indemnity satisfactory to it as to the terms, coverage, duration, amount or otherwise with respect to the costs, expenses and liabilities that may be incurred by it in compliance with such written instructions, requests or directions. The appointment and authority of Collateral Agent here-under shall terminate upon the indefeasible payment in full of all amounts owed Indenture Trustee, each Secured Party, Administrative Agent and Collateral Agent under the Operative Documents.

          (c) Lessor and Tranche B Lenders hereby designate Administrative Agent, and Administrative Agent hereby agrees, to calculate the interest due on the Tranche B Loans, the Equity Yield and the Floating Lease Payments on each Floating Payment Date and give notice of such amounts to Lessee, Lessor, and each Tranche B Lender at least two (2) Business Days before such Floating Payment Date.

          11.2.     Delegation  of  Duties.  Administrative Agent and Collateral
                    ----------------------
Agent may execute any of their duties under these Operative Documents through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. Neither Administrative Agent nor Collateral Agent shall be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

          11.3.     Agent's  Reliance,  etc.  Neither  Administrative  Agent nor
                    ------------------------
Collateral Agent nor any of their respective directors, officers, agents or employees shall be liable for any action taken or omitted by it or them under or in connection with any Operative Document, except for its or their own gross negligence or willful misconduct. Without limitation of the generality of the foregoing, each of Administrative Agent and Collateral Agent (i) may consult with legal counsel (including counsel for Lessee), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted in good faith by it in accordance with the advice of such counsel, accountants or experts, (ii) makes no warranty or representation to Indenture Trustee or Secured Parties and shall not be responsible to Indenture Trustee or Secured Parties for any statements, warranties or representations made in or in connection with any Operative Document, (iii) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of any Operative Document on the part of Lessee or Lessor or to inspect the property (including the books and records) of Lessee or Lessor, (iv) shall not be responsible to Indenture Trustee or Secured Parties for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of any Operative Document or any other instrument or document furnished pursuant thereto, and (v) shall incur no liability under or in respect of any Operative Document by acting upon any notice, consent, certificate or other instrument or writing (which may be by fax, telegram, cable or telex) believed by it to be genuine and signed or sent by the proper party or parties (including, but not limited to any notice, consent, certification, other instrument or writing from Indenture Trustee purportedly on behalf of Tranche A Noteholders or from Administrative Agent purportedly on behalf of any Tranche A Noteholders or from Administrative Agent purportedly on behalf of any Secured Parties. The permissive right of Administrative Agent and Collateral Agent to take the actions permitted by this Agreement shall not be construed as an obligation or duty to do so.

          11.4.     Administrative Agent, Collateral Agent and Affiliates.  With
                    -----------------------------------------------------
respect to any Tranche B Loans or Equity Contributions made by it, any Tranche A Note purchased by it or any Equity Certificate held by it, each of Administrative Agent and Collateral Agent shall have the same rights and powers under each Operative Document as any other Tranche B Lender or Limited Partner as the case may be and may exercise the same as though it were not an agent hereunder. Administrative Agent and Collateral Agent and their respective
Affiliates may accept deposits from, lend money to, act as trustee under indentures of, and generally engage in any kind of business with, Lessor, Lessee or Guarantor, any of their Affiliates and any Person who may do business with or own securities of Lessor, Lessee or Guarantor or any such Affiliate, all as if Administrative Agent and Collateral Agent were not an agent hereunder and without any duty to account therefor to any other party hereto.

          11.5.     Credit  Decisions.  Each  Tranche B Lender acknowledges that
                    -----------------
it has, independently and without reliance upon Administrative Agent or Collateral Agent, and based on the financial statements of Lessee and Guarantor and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and the other
Operative Documents. Each Tranche B Lender also acknowledges that it will, independently and without reliance upon Administrative Agent or Collateral Agent, as the case may be and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Operative Documents.

          11.6.     Indemnification.  Each  Tranche B Lender agrees to indemnify
                    ---------------
Administrative Agent and Collateral Agent, (to the extent not reimbursed by Lessor or Lessee) ratably according to its pro rata share on the aggregate outstanding balances of the Tranche B Loans ("Indemnity Pro Rata Share"), from
                                                ------------------------
and against any and all liabilities, obligations, losses, dam-ages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against Administrative Agent or Collateral Agent in any way relating or arising out of any Operative Document or any action taken or omitted by Administrative Agent or Collateral Agent under any Operative Document in their capacities as agents for such Person; provided that no Tranche B Lender shall be liable to Administrative Agent or Collateral Agent hereunder for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from such Administrative Agent's or such Collateral Agent's gross negligence or willful misconduct. Without limitation of the foregoing, each Tranche B Lender agrees to reimburse Administrative Agent and Collateral Agent ratably according to its Indemnity Pro Rata Share promptly upon demand for out-of-pocket expenses (including counsel fees) incurred by Administrative Agent or Collateral Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, Operative Document in their capacities as agents for such Person, to the extent that Administrative
Agent or Collateral Agent is not reimbursed for such expenses by Lessor or Lessee. Neither Lessee's nor Lessor's indemnity obligations shall be reduced by this Section 11.6.

          11.7.     Successor  Administrative  Agent  and  Collateral  Agent;
                    ---------------------------------------------------------
Termination  of Agency.  Administrative Agent and Collateral Agent may resign at
----------------------
any time by giving at least fifteen (15) days written notice thereof to Indenture Trustee, each Tranche B Lender, Lessor and Lessee, and each of Administrative Agent and Collateral Agent may be removed at any time with or without cause by Indenture Trustee acting on behalf of Majority Tranche A Noteholders together with Majority Tranche B Lenders. Upon any resignation or removal of Administrative Agent or Collateral Agent, Majority Tranche B Lenders shall have the right with, provided no Lease Event of Default shall have occurred and be continuing, the consent of Lessee (such consent not to be unreasonably withheld or delayed) to appoint a successor Administrative Agent who shall be reasonably acceptable to Lessee (it being understood and agreed that any non-defaulting Tranche B Lender is deemed to be acceptable to Lessee) and not objected to by Indenture Trustee on behalf of Majority Tranche A Noteholders. If no successor Administrative Agent or Collateral Agent shall have been so appointed by Majority Tranche B Lenders within thirty (30) days after any such resignation of removal, the retiring Administrative Agent or Collateral Agent may, appoint a successor Administrative Agent or Collateral Agent which shall be a commercial bank organized under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $100,000,000. Upon the acceptance of any appointment as Administrative Agent or Collateral Agent hereunder by a successor Administrative Agent or Collateral Agent, such successor Administrative Agent or Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent or Collateral Agent, and the obligations under each Operative Document. Any Administrative Agent or Collateral Agent resigning in accordance with this Section 11.7 shall retain the benefits of Section 11 as to any actions taken or omitted to be taken by it while it was Administrative Agent or Collateral Agent.

          11.8.     Registration.
                    ------------

          (a)     Tranche  A  Notes.  The Tranche A Notes shall be registered in
                  -----------------
accordance  with  the  terms  of  the  Indenture.

          (b)     Tranche  B  Notes.  Administrative  Agent  shall  preserve
                  -----------------
registration books identifying each Tranche B Lender's interest in the Tranche B Notes and a list of the names and addresses of the holders of the Tranche B Notes, which register and list shall be available to each Party hereto or their respective representatives for inspection (the "Register"). Ownership of the
                                                   --------
Tranche B Notes shall be proved by the Register.  No transfer by any holder of a

Tranche B Note or any portion thereof shall be effective unless and until such transfer is made upon the registration books maintained by Administrative Agent. Prior to due presentment for registration of transfer of any Tranche B Note, Administrative Agent, Collateral Agent, Lessee and Lessor shall deem and treat the Person in whose name any Tranche B Note is registered as the absolute owner of such Tranche B Note for the purpose of receiving payment of principal of, and Breakage Costs, if any, and interest on such Tranche B Note and for all other purposes whatsoever, whether or not such Tranche B Note is overdue, and neither Administrative Agent, Collateral Agent, Lessor, nor Lessee shall be affected by any notice to the contrary.

          (c)     Lease  Agreement.  Administrative  Agent  shall  preserve
                  ----------------
registration books identifying each Person holding any interest of Lessor in the Lease Agreement and registering any assignment of such interest effected in compliance with Section 12.7. Except for the interests of Collateral Agent pursuant to the Operative Documents, no transfer by Lessor of any holder of Lessor's interest in the Lease Agreement shall be effective unless and until such transfer is made upon the registration books maintained by Administrative Agent.

          12.     Miscellaneous.
                  -------------

          12.1.     Expenses.  Lessor  agrees  to pay, to the extent that it has
                    --------
Tranche A Premium or Accrued Interest Premium available to it for the payment of such, within ten (10) Business Days of written notice thereof (or such earlier time as may be agreed by Lessor or Lessee) (i) the reasonable fees and expenses (initial and ongoing) of Indenture Trustee for serving as Indenture Trustee to Tranche A Noteholders, of Lessor General Partner for serving as such and of Indenture Trustee, Lessor, Lessor General Partner, Bankers Trust Company as a Tranche B Lender, Deutsche Bank AG, New York Branch as Limited Partner, Administrative Agent and Collateral Agent (including, without limitation, reasonable counsel fees and disbursements other than Excluded Expenses) in connection with the negotiation, preparation, execution and delivery of the Operative Documents and the issuance of the Tranche A Notes, Tranche B Notes and Equity Certificates and the consummation of the transactions contemplated thereby including the expenses of Lessor and Co-Obligor for auditing, legal, filing fees and related expenses associated with the registration of the Tranche A Notes, compliance with its obligations under the Indenture and Registration Rights Agreement and compliance with TIA, the Securities Exchange Act and the Securities Act and (ii) any fees payable to Arranger or any other Person as agreed in writing by either Lessor or Lessee in connection with the issuance of Tranche A Notes or the making of Tranche B Loans. Lessor agrees to pay Lessee on each Funding Day an inspection and overhaul fee equal to the aggregate amount of Tranche A Premium and Accrued Interest Premium received by Lessor on such day, if any, less the amount of any of the expenses and fees paid by Lessor on such date in accordance with the previous sentence. Lessee agrees to pay all of the fees and expenses described in clauses (i) and (ii) of the first sentence of this Section 12.1 (other than the payment of principal or interest on the Tranche A Notes or Tranche B Loans or other than as a result of a Loan Event of Default not caused by or arising out of a Lease Event of Default) to the extent such fees and expenses are not paid by Lessor on the due date therefor. Lessee agrees to pay the reasonable fees and disbursements of special counsel to each of Lessor, Lessor General Partner, Indenture Trustee, Administrative Agent and Collateral Agent (other than Excluded Expenses) in connection with any amendments, waivers or consents requested by Lessor, Lessee or Guarantor under any Operative Document. Upon the occurrence and during the continuance of any Lease Event of Default, Lessee agrees to pay or reimburse each of Indenture Trustee, each Tranche A Noteholder, each Tranche B Lender, Lessor, Lessor General Partner, Administrative Agent and Collateral Agent for reasonable costs and expenses of counsel and of financial advisors as shall have been selected by such Person to assist them in connection with such Lease Event of Default.

          12.2.     Amendments,  Consents  and  Waivers.
                    -----------------------------------

          (a) Except as otherwise expressly provided and subject to the rights assigned by Lessor to Collateral Agent hereunder, neither this Agreement nor any other Operative Document (other than the Limited Partnership Agreement) nor any terms hereof or thereof may be amended, supplemented, waived or modified without the written agreement and consent of the parties thereto and Lessee, provided that where the consent of Indenture Trustee, or Tranche B Lenders is required, such consent (except as provided below) may be given by (x) Indenture Trustee acting on behalf of Majority Tranche A Noteholders, or (y) Administrative Agent acting on behalf of Majority Tranche B Lenders, as the case may be, and any such consent shall be binding in the case of clause (x) on Indenture Trustee and all Tranche A Noteholders, and in the case of clause (y), on all Tranche B Lenders, provided further, that no such amendment,
                               --------  -------
modification, waiver or supplement shall, (i) without the consent of a Tranche A Noteholder (A), extend the final scheduled maturity of such Tranche A Note, or reduce the rate or extend the time of payment of interest thereon (except (x) in connection with the waiver of applicability of any post-default increase in interest rates and (y) that any amendment or modification that is agreed to by Indenture Trustee acting on behalf of Majority Tranche A Noteholders directly affected thereby to the financial definitions in the Operative Documents shall not constitute a reduction in the rate of interest or fees for purposes of this clause (A) notwithstanding the fact that such amendment or modification would otherwise actually result in such a reduction, so long as the primary purpose (as determined in good faith by Lessee and Administrative Agent) of the respective amendment or modification was not to decrease the pricing pursuant to this Agreement and the other Operative Documents), or reduce the principal amount thereof (except to the extent repaid in cash), (B) release all or substantially all of Collateral Agent's interest in the Lessor Collateral (except as expressly provided herein), (C) reduce the percentage specified in the definition of Majority Tranche A Noteholders or (D) amend this Section 12.2 (other than clauses (ii) through (vi) of this Section 12.2(a)), (ii) without the consent of a Tranche B Lender (A) extend the final scheduled maturity of its Tranche B Loan or extend the time of payment of interest thereon (except (x) in connection with the waiver of applicability of any post-default increase in interest rates and (y) that any amendment or modification that is agreed to by Administrative Agent acting on behalf of Majority Tranche B Lenders directly affected thereby to the financial definitions in the Operative Documents shall not constitute a reduction in the rate of interest or fees for purposes of this clause (A), notwithstanding the fact that such amendment or modification would otherwise actually result in such a reduction, so long as the primary purpose (as determined in good faith by Lessee and Administrative Agent) of the respective amendment or modification was not to decrease the pricing pursuant to this Agreement and the other Operative Documents), or reduce the principal amount thereof (except to the extent repaid in cash), (B) release all or substantially all of Collateral Agent's interest in the Lessor Collateral (except as expressly provided herein), (C) reduce the percentage specified in the definition of Majority Tranche B Lenders, (D) amend this Section 12.2 (other than clauses (i) through (vi) of this Section 12.2(a)) or (E) extend or increase the amount of its Tranche B Commitment, (iii) without the consent of Indenture Trustee, amend, modify or waive any provision relating to the rights of Indenture Trustee, (iv) without the consent of Administrative Agent, amend, modify or waive any provision relating to the rights or obligations of Administrative Agent, (v) without the consent of Collateral Agent, amend, modify or waive any provision relating to the rights or obligations of Collateral Agent or (vi) without the consent of Lessor General Partner, amend, modify or waive any provision relating to the rights or obligations of Lessor General Partner or Lessor.

          (b) Notwithstanding anything to the contrary in Section 12(a) above, (i) subject to clause (i) of Section 12.2(a), Lessee, Lessor and Indenture Trustee acting on behalf of Majority Tranche A Noteholders may amend, supplement, modify or waive any of the Lessee covenants set forth in Section 9.2 hereof and with the written consent of Lessor amend, supplement, modify or waive any of the terms of the Indenture or Tranche A Notes in accordance with the terms thereof and (ii) subject to clause (ii) of Section 12.2(a), Lessee, Lessor and Administrative Agent acting on behalf of Majority Tranche B Lenders may amend, supplement, modify or waive any of the Lessee covenants set forth in
Section 9.3 hereof, any of the terms of the Tranche B Loan Agreement and Tranche B Notes, any of the terms of Sections 6, 10(b), 11 (except where any such amendment, supplement, waiver or modification of maintenance obligations would impair the value of any Item of Equipment in any material respect), 17, 28.3,
29.3 and 29.4 of the Lease Agreement. Administrative Agent agrees to deliver to Indenture Trustee notice of any amendment of Section 11 of the Lease Agreement made in accordance with this Section 12.2.(b).

          (c) If, in connection with any proposed change, waiver, discharge or termination to any of the provisions of this Agreement or any other Operative Document, the consent of all Tranche B Lenders is required and the consent of Majority Tranche B Lenders (but not all Tranche B Lenders) is obtained, then Lessee shall have the right to replace each such non-consenting Tranche B Lender (so long as all non-consenting Tranche B Lenders are so replaced) with one or more Replacement Tranche B Lenders, pursuant to Section 12.7 so long as at the time of such replacement, each such Replacement Tranche B Lender consents to the pro-posed change, waiver, discharge or termination; provided however, no Tranche B Lender shall be obligated to assign its rights hereunder unless all of its interest or the interest of any Affiliate thereof in Lessor is assigned in accordance with the terms of the Limited Partnership Agreement.

          12.3.     GOVERNING  LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF
                    ------------------------------------------------------------
JURY  TRIAL.
-----------

          (a) THIS AGREEMENT AND THE OTHER OPERATIVE DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THERE-UNDER SHALL, BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER OPERATIVE DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF GUARANTOR AND LESSEE HEREBY IRREVOCABLY

ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. EACH OF GUARANTOR AND LESSEE HEREBY IRREVOCABLY DESIGNATES, APPOINTS AND EMPOWERS CT CORPORATION SYSTEM, WITH OFFICES ON THE DATE HEREOF AT 111 EIGHTH AVENUE, NEW YORK, NEW YORK 100011 AS ITS DESIGNEE, APPOINTEE AND AGENT TO RECEIVE, ACCEPT AND ACKNOWLEDGE FOR AND ON ITS BEHALF, AND IN RESPECT OF ITS PROPERTY, SERVICE OF ANY AND ALL LEGAL PROCESS, SUMMONS, NOTICES AND DOCUMENTS WHICH MAY BE SERVED IN ANY SUCH ACTION OR PROCEEDING. IF FOR ANY REASON SUCH DESIGNEE, APPOINTEE AND AGENT SHALL CEASE TO BE AVAILABLE TO ACT AS SUCH, EACH OF GUARANTOR AND LESSEE AGREES TO DESIGNATE A NEW DESIGNEE, APPOINTEE AND AGENT IN NEW YORK CITY ON THE TERMS AND FOR THE PURPOSES OF THIS PROVISION SATISFACTORY TO THE AGENT UNDER THIS AGREEMENT. EACH OF THE PARTIES HERETO FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO SUCH PARTY HERE-UNDER AT ITS ADDRESS SET FORTH OPPOSITE ITS SIGNATURE BELOW, SUCH SERVICE TO BECOME EFFECTIVE THIRTY (30) DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY PARTY TO THIS AGREEMENT, TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY OTHER PARTY IN ANY OTHER JURISDICTION.

          (b) EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER OPERATIVE DOCUMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (a) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

          (c) EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER OPERATIVE DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

          12.4.     Notices.  All  notifications, notices, demands, requests and
                    -------
other communications herein provided for or made pursuant hereto shall be in writing (including telegraphic, telex, telecopier or cable communication) and mailed, telegraphed, telexed, telecopied, cabled or delivered via courier to the addresses listed below. All such notices and communications shall, when mailed, telegraphed, telexed, telecopied, or cabled or sent by overnight courier, be effective when deposited in the mails, delivered to the telegraph company, cable company or overnight courier, as the case may be, or sent by telex or telecopier, except that notices and communications to Administrative Agent, Lessor and Lessee shall not be effective until received by Administrative Agent, Lessor or Lessee, as the case may be. A copy of all notices Lessee is required to deliver under the Operative Documents shall be delivered to Indenture Trustee, Administrative Agent and Collateral Agent. The initial address of the parties hereto are as follows:

to  Lessee:                      Universal  Compression,  Inc.
                                 4440  Brittmoore  Road
                                 Houston,  Texas  77041
                                 Attention:  Richard  W.  FitzGerald
                                 Senior Vice President & Chief Financial Officer
                                 Telephone:   (713) 335-7000
                                 Telefax:     (713) 466-6720

                          with  a  copy  to

                                 Mark  L.  Carlton
                                 Senior Vice President & General Counsel
                                 Universal Compression, Inc.
                                 4440  Brittmoore  Road
                                 Houston,  Texas  77041
                                 Telephone:   (713)  335-7000
                                 Telefax:     (713)  466-6720

to  Guarantor:                   Universal  Compression  Holdings,  Inc.
                                 4440  Brittmoore  Road
                                 Houston,  Texas  77041
                                 Attention:  Richard  W.  FitzGerald
                                 Senior Vice President & Chief Financial Officer
                                 Telephone:   (713) 335-7000
                                 Telefax:     (713) 466-6720

                          with  a  copy  to

                                 Mark  L.  Carlton
                                 Senior  Vice  President & General  Counsel
                                 Universal  Compression,  Inc.
                                 4440  Brittmoore  Road
                                 Houston,  Texas  77041
                                 Telephone:   (713) 335-7000
                                 Telefax:     (713) 466-6720
to  Lessor:                      BRL  Universal Equipment Management, Inc.
                                 c/o  BRL  Universal Equipment Management, Inc.
                                 2911  Turtle  Creek  Blvd.
                                 Suite  1240
                                 Dallas,  Texas  75219
                                 Attention:  Gregory  C.  Greene
                                 President
                                 Telephone:   (214) 522-7296
                                 Telefax:     (214) 520-2006

                          with  a  copy  to

                                 Universal  Compression,  Inc.
                                 4440  Brittmoore  Road
                                 Houston,  Texas  77041
                                 Attention:  Richard  W.  FitzGerald
                                 Senior Vice President & Chief Financial Officer
                                 Telephone:   (713)  335-7000
                                 Telefax:     (713)  466-6720

to Lessor General Partner:       BRL  Universal Equipment Management, Inc.
                                 2911  Turtle Creek Blvd., Dallas, Texas 75219
                                 Attention:  Gregory  C.  Greene,  President
                                 Telephone:   (214)  522-7296
                                 Telefax:     (214)  520-2006

to Indenture Trustee, on behalf  The  Bank  of  New  York
of Tranche A Noteholders         101  Barclay  Street,  Floor  21  West
                                 New  York,  NY  10286
                                 Attention:  Corporate Trust Trustee
                                             Administration
                                 Telephone:   (212)  815-3703
                                 Telefax:     (212)  815-5915

to Tranche B Lenders and         See  Schedule  2  hereto.
Limited  Partners:

Administrative  Agent:           Bankers  Trust  Company
                                 130  Liberty  Street,  M.S.  2344
                                 New  York,  New  York  10006
                                 Attention:  Marcus  Tarkington
                                 Internal  Mail  Code:  NYC  02-2802
                                 Telephone:   (212)  250-7684
                                 Telefax:     (212)  250-8693

With a copy of all notices and documents delivered in accordance with the Lease Agreement or Sections 3.1 hereof to:

                                 Deutsche  Banc  Alex.  Brown  Inc.
                                 31  West  52nd  Street,  Mail  Stop  1411
                                 New  York,  NY  10019
                                 Attention: Robert Martorano, Jr., Director Global Asset Finance and Leasing
                                 Telephone:  (212)  469-7393
                                 Telefax:    (212)  469-7398

Collateral  Agent:               Bankers  Trust  Company
                                 130  Liberty  Street,  M.S.  2344
                                 New  York,  New  York  10006
                                 Attention:  Marcus  Tarkington
                                 Internal  Mail  Code:  NYC  02-2802
                                 Telephone:   (212)  250-7684
                                 Telefax:     (212)  250-8693

          12.5.     Interests  in the Equipment.  The parties hereto intend that
                    ---------------------------
(i) for financial accounting purposes with respect to Lessee, Lessor will be treated as the owner and the lessor of each Item of Equipment and Lessee will be treated as the lessee of each Item of Equipment and (ii) for all federal, state and local income tax purposes, state sales, use and other transaction tax purposes, (A) the Operative Documents will be treated as a financing arrangement, (B) Lessor will be deemed a lender making loans to Lessee in an amount equal to the sum of the aggregate of the outstanding Equity Contributions and the outstanding principal amount of the Tranche A Notes and Tranche B Loans and (C) Lessee will be treated as the owner of each Item of Equipment and will be entitled to all tax benefits ordinarily available to an owner of equipment like the Equipment for such tax purposes. Lessor shall take no action inconsistent with the intention of the parties set forth in clause (ii)(C) of this Section 12.5. Notwithstanding the intentions of the parties expressed herein, each party hereto acknowledges and agrees that Lessor has not made, and no other party hereto nor Arranger, any Tranche A Noteholder or Limited Partner has made, any representations or warranties concerning the tax, accounting or legal characteristics of the Operative Documents and that such party has obtained and relied upon and agree that they will obtain and rely upon such tax, accounting and legal advice from their own accountants and counsel concerning the Operative Documents as they deems appropriate.

          12.6.     Descriptive Headings, etc.  The descriptive headings used in
                    --------------------------
this Agreement are for convenience only and shall not be deemed to affect the meaning or construction of any provision hereof.

          12.7.     Benefit  of  Agreement; Assignment.  This Agreement shall be
                    ----------------------------------
binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns and in particular any holder from time to time of any Tranche A Note or Tranche B Note. Subject to the following proviso, neither Lessor, Lessee, Indenture Trustee, nor any Tranche B Lender without the prior written consent of each other party hereto, may assign any or all of its rights or obligations hereunder or under any other Operative Document to which it is a party; provided, however,
                   --------   -------

               (i) Lessor General Partner may at any time transfer or assign any or all of its rights or obligations under the Operative Documents in accordance with the provisions of Article 9 of the Limited Partnership Agreement;

               (ii) Indenture Trustee may at any time transfer or assign any or all of its rights or obligations under the Operative Documents in accordance with the provisions of Section 6.8 or 6.9 of the Indenture;

               (iii) Any Tranche B Lender may transfer, assign or grant participations in its rights in the Operative Documents; provided, however,
                                                              -----------------
     such Tranche B Lender shall remain a "Tranche B Lender" for all purposes hereunder and the transferee, assignee or participant, as the case may be, shall not constitute a "Tranche B Lender" hereunder and, provided further,
                                                               -----------------
     that no Tranche B Lender shall transfer or grant any participation under which the participant shall have rights to approve any amendment to or waiver of this Agreement or any other Operative Document except to the extent such amendment or waiver would (A) extend the final scheduled maturity of any Tranche B Loan which such participant is participating, or reduce the rate or extend the time of payment of interest or fees thereon (except in connection with a waiver of applicability of any post-default increase in interest rates) or reduce the principal amount thereof, or increase the amount of the participant's participation over the amount thereof then in effect (it being understood that a waiver of any Loan Default or Loan Event of Default shall not constitute a change in the terms of such participation, and that an increase in any Tranche B Loan shall be permitted without the consent of any participant if the participant's participation is not increased as a result thereof), (B) consent to the assignment or transfer by Lessor or Lessee of any of its rights and obligations under the Operative Documents or (C) release all or substantially all of the Collateral under all of the Security Documents (except as expressly provided in the Operative Documents) securing the Tranche B Loans in which such participant is participating. In the case of any such participation, the participant shall not have any rights under any Operative Documents (the participant's rights against such Tranche B Lender in respect of such participation to be those set forth in the agreement executed by such Tranche B Lender in favor of the participant relating thereto) and all amounts payable by Lessor and Lessee under the Operative Documents shall be determined as if such Tranche B Lender had not sold such participation;

               (iv) Notwithstanding the foregoing, any Tranche B Lender (or any Tranche B Lender together with one or more other Tranche B Lenders) may
     (A) assign all or a portion of its rights and obligations under the Operative Documents to (x) its parent company and/or any affiliate of such Tranche B Lender which is at least 50% owned by such Tranche B Lender or its parent company or to one or more Tranche B Lenders or (y) in the case of any Tranche B Lender that is a fund that invests in loans, any other fund that invests in loans and is managed or advised by the same investment advisor of such Tranche B Lender or by an Affiliate of such investment advisor or (B) assign all, or if less than all, a portion of outstanding principal balance equal to at least $5,000,000 in the aggregate for the assigning Tranche B Lender or assigning Tranche B Lenders of such Tranche B Loan and related outstanding obligations hereunder or under the Tranche B Loan Agreement to one or more Eligible Transferees (treating any fund that invests in loans and any other fund that invests in loans and is managed or advised by the same investment advisor of such fund or by an Affiliate of such investment advisor as a single Eligible Transferee), each of which assignees shall become a party to this Agreement and the Tranche B Loan
     Agreement as a Tranche B Lender by execution of an Assignment and Assumption Agreement, provided that (w) new Tranche B Notes will be issued,
                           --------
     at Lessee's expense, to such new Tranche B Lender and to the assigning Tranche B Lender upon the request of such Person, such new Tranche B Notes to be in conformity with the requirements of Section 2.3 of the Tranche B Loan Agreement, (x) the consent of Administrative Agent, Lessee and Lessor shall be required in connection with any assignment to an Eligible Transferee pursuant to clause (B) above (which consents shall not be unreasonably withheld), provided that the consent of Lessor shall not be required at any time that a Loan Event of Default has occurred and is continuing and the consent of Lessee shall not be required at any time that a Lease Event of Default has occurred and is continuing, (y) Administrative Agent shall receive for its own account at the time of each such assignment, from the assigning or assignee Tranche B Lender, the payment of a non-refundable assignment fee of $3,500 and (z) promptly after such assignment, Lessor and Lessee shall have received from Administrative Agent notice of any such assignment, together with the copy of the Assignment and Assumption Agreement relating thereto. To the extent of any assignment pursuant to this Section 12.7, the assigning Tranche B Lender shall be relieved of its obligations hereunder. At the time of each assignment pursuant to this Section 12.7 to a Person which is not already a Tranche B Lender hereunder and which is not a U.S. Person (as such term is defined in Section 7701(a)(30) of the Code) for federal income tax purposes, the respective assignee Tranche B Lender shall, to the extent legally entitled to do so, provide to Lessor and Lessee, the forms described in such Section
     9.4 of the Participation Agreement. To the extent that an assignment of all or any portion of a Tranche B Lender's interests would, at the time of such assignment, result in additional increased costs under Section 2.7 of the Tranche B Loan Agreement from those that would have been incurred by the respective assigning Tranche B Lender prior to such assignment, then Lessee shall not be obligated to pay such incremental additional increased costs (although Lessee shall be obligated to pay any other increased costs of the type described above resulting from changes after the date of the respective assignment);

               (v) Each Tranche B Lender shall provide written notice to Administrative Agent of any assignment or participation by such Tranche B Lender of any interest it may have under any Operative Document. In the case of any participations, other than to which Lessee otherwise consents, the right of any such participant to indemnification or other amounts under
     Section 10 shall be limited to amounts which would have been due had no such participation been granted;

               (vi) Notwithstanding any other provision in the Operative Documents, any Tranche B Lender may at any time create a security interest in, or pledge, all or any portion of its rights under and interest in any of the Operative Documents in favor of any Federal Reserve Bank in accordance with Regulation A of the Federal Reserve Board or U.S. Treasury Regulation 31 CFR 203.14, and such Federal Reserve Bank may enforce such pledge or security interest in any manner permitted under Applicable Law; and

               (vii) Provided no Lease Event of Default has occurred and is continuing, on any Floating Payment Date after at least thirty (30) days, but no more than sixty (60) days advance written notice to each party hereto, Lessee may cause all, but not less than all Tranche B Lenders to sell with recourse, representation or warranties their rights and interests in the Tranche B Loans, to any financial institutions selected by Lessee for an amount equal to (A) the outstanding balance of such Person's Tranche B Loan plus (B) all interest accrued on such amount plus (C) any Breakage Costs suffered by such Person, plus (D) any other amount due such person under the Operative Documents (the "Tranche B Transfer Amount") provided
                                            -------------------------
     such financial institution purchases from such Tranche B Lender (or any Affiliate thereof) any interest it or such Affiliate may have in Lessor for an amount equal to (A) the outstanding balance of such Person's Equity Contribution, plus (B) all Equity Yield accrued on such amount plus (C) any Breakage Costs suffered by such Person (the "Equity Transfer Amount"). Such
                                             ---------------------------
     sale or sales shall become effective upon delivery of an Assignment and Assumption Agreement and payment to each Tranche B Lender and, if applicable, Limited Partner in immediately available funds its respective Tranche B Transfer Amount or Equity Transfer Amount. Lessor agrees to amend the Applicable Tranche B Rates as such replacement Tranche B Lenders may agree.

          12.8.     Execution and Effectiveness.  This Agreement may be executed
                    ---------------------------
(i) in multiple counterparts, each of which shall be regarded as an original and all of which shall constitute a single instrument and shall become effective on the Closing Date when each of the parties hereto shall have signed a copy hereof (whether the same or different copies) and (ii) by facsimile signature and each such signature shall be treated in all respects as having the same effect as an original signature.

          12.9.     Survival.  Each  of  the representations, warranties, terms,
                    --------
covenants, agreements and conditions contained in this Agreement shall specifically survive the execution and delivery of this Agreement and the other Operative Documents, the issuing of the Tranche A Notes and the making of the Tranche B Loans and Equity Contributions and shall, unless otherwise expressly provided therein, continue in full force and effect until the Tranche A Notes and Tranche B Loans, together with interest thereon, the Equity Contributions together with the Equity Yield and all other sums payable hereunder or thereunder have been indefeasibly paid in full.

          12.10.     Severability.  The  provisions  of  this  Agreement  are
                     ------------
severable, and if any section or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Agreement in any jurisdiction.

          12.11.     No  Broker.  Each  party  hereto  hereby  represents  and
                     ----------
warrants to the other parties that no broker other than Arranger (whose fees shall be paid solely by Lessee) brought about the transactions contemplated hereby and each party hereby agrees to indemnify (the "Indemnifying Party") and
                                                        ------------------
hold each other party harmless from, any and all other liabilities and costs (including, without limitation, costs of counsel) to any Person claiming brokerage commissions or finder's fees as a result of any agreement with the Indemnifying Party.

          12.12.     Limited  Recourse  Against  Limited  Partners  and  Lessor
                     ----------------------------------------------------------
General Partner.  Without impairing any of the other rights, powers, privileges,
---------------
liens or security interests of Indenture Trustee, any Secured Party, Administrative Agent or Collateral Agent pursuant to Operative Documents, except for such Limited Partner's or Lessor General Partner's gross negligence, willful misconduct, misrepresentations or fraud and as expressly provided in this Agreement or any other Operative Document, and subject to the proviso below,
Indenture Trustee and each Secured Party agrees that as between it and each Limited Partner or Lessor General Partner, no recourse shall be had with respect to this Agreement or such other Operative Documents against Limited Partners or Lessor General Partner, or any officer, director, employee, agent or Affiliate thereof for amounts owed by Lessor under the Operative Documents; and no Limited Partner or Lessor General Partner, or any officer, director, employee, agent or Affiliate thereof shall have any personal liability for any amounts owed by Lessor under the Operative Documents, notwithstanding any other provision of this Agreement or the other Operative Documents. The Indenture Trustee Tranche B Lenders, Administrative Agent and Collateral Agent each agree that the personal liability of Lessor shall be strictly and absolutely limited to the Lessor Collateral and no recourse for the payment of any amount due under this Agreement or any other agreement contemplated hereby, or for any claim based thereon or otherwise in respect thereof, shall be had against any other assets of Lessor, of Lessor General Partner or any Limited Partner or any incorporator, shareholder, partner, officer, director or Affiliate (past, present or future) or of any successor corporation to Lessor General Partner or any Affiliate of either, it being understood that the Borrower is a limited partnership formed for the purpose of the transactions involved in and relating to this Agreement on the express understanding aforesaid; provided, however, that nothing
                                             --------   -------
contained in this Section 12.12 or elsewhere shall be construed to (i) prevent recourse to and the enforcement against the Lessor Collateral of all liabilities, obligations and undertakings contained in the Operative Documents,
(ii) limit, restrict, or impair the right of Indenture Trustee or any Secured Party to accelerate the maturity of any Trance A Note or Tranche B Loan upon the occurrence of a Loan Event of Default, (iii) prevent the bringing of an action or obtaining a judgment against any Limited Partner or Lessor General Partner for fraud, any breach of any of its representations, warranties or covenants under any of the Operative Documents, or any negligent mishandling of funds or any failure to apply any amounts received from any party hereto in accordance with the terms of the Operative Documents, (iv) prevent the bringing of an action or obtaining a judgment over Lessor to obtain jurisdiction over the Lessor Collateral, Lessee or Guarantor; provided that no judgment or any such action shall seek a deficiency judgment against Lessor or hold Lessor General Partner, any Limited Partner or any incorporator, shareholder, partner, officer, director of Lessor General Partner or any Limited Partner personally liable therefor, or (v) prevent the bringing of an action or obtaining of a judgment to foreclose the lien of this Agreement or Security Documents or otherwise realize upon the Lessor Collateral or the sums due or to become due under the Lease Agreement or the other Operative Documents to which any such Person is a party.

          12.13.     Consent  and Agreement of Lessee and Guarantor.  Lessee and
                     ----------------------------------------------
Guarantor hereby consent to the assignment set forth in Section 7. Lessor and Collateral Agent hereby instruct, and Lessee and Guarantor agree, that until further notified by Collateral Agent, Lessee, Guarantor and Lessor shall pay all amounts payable by Lessee or Guarantor under the Operative Documents other than Excepted Payments to the account of Collateral Agent or as Collateral Agent may otherwise designate in a written notice to Lessee, Guarantor and Lessor. If there is any disagreement between Administrative Agent and Lessor as to whether any amount is an Excepted Payment, Lessor, Lessee and Guarantor shall abide by Administrative Agent's determination with respect to such amount.

          12.14.     Consent  to  Amendments.  By execution and delivery of this
                     -----------------------
Agreement, each of the parties hereto acknowledges receipt of and consents to the amendments to the Lease Agreement set forth in the First Amendment to Lease Agreement of even date herewith between Lessor and Lessee and the amendments to the Tranche B Loan Agreement set forth in the First Amendment to Tranche B Loan Agreement of even date herewith among Lessor, Tranche B Lenders, Administrative Agent and Collateral Agent.

                                  *     *     *

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective duly authorized officers as of the date first above written.


                                  UNIVERSAL  COMPRESSION,  INC.,
                                    as  Lessee

                                  By /s/ Richard W. FitzGerald
                                    --------------------------------------------
                                    Senior  Vice  President  and
                                    Chief  Financial  Officer


                                  UNIVERSAL  COMPRESSION  HOLDINGS,  INC.,
                                     as  Guarantor

                                  By  /s/  Richard  W.  FitzGerald
                                    --------------------------------------------
                                    Senior  Vice  President  and
                                    Chief  Financial  Officer

                                  BRL  UNIVERSAL  EQUIPMENT  2001  A,  L.P.,
                                     as  Lessor

                                  By BRL Universal Equipment Management, Inc.
                                  Its  General  Partner


                                  By  /s/  Gregory  C.  Greene
                                    --------------------------------------------
                                    President

                                 BRL UNIVERSAL  EQUIPMENT  MANAGEMENT,  INC.
                                    as  Lessor  General  Partner

                                 By  /s/  Gregory  C.  Greene
                                    --------------------------------------------
                                    President

                                 THE  BANK  OF  NEW  YORK,
                                    not individually but as Indenture Trustee for Tranche A Noteholders

                                  By  /s/  Remo  J.  Reale
                                    --------------------------------------------
                                    Vice  President


                                 FIRST  UNION  NATIONAL  BANK,
                                   as  Tranche  B  Lender
                                   [Percentage  of  Tranche  B  Notes
                                   immediately  prior  to  Amendment
                                   Date:  7.75887357%]


                                 By  /s/  David  E.  Humphreys
                                    --------------------------------------------
                                    Vice  President


                                 BANK  ONE,  NA
                                   (Main  Office  Chicago)
                                   as  Tranche  B  Lender
                                   [Percentage  of  Tranche  B  Notes
                                   immediately  prior  to  Amendment
                                   Date:  12.51588931%]


                                 By  /s/  Dianne  L.  Russell
                                    --------------------------------------------
                                    Vice  President


                                 THE  BANK  OF  NOVA  SCOTIA,
                                   as  Tranche  B  Lender
                                   [Percentage  of  Tranche  B  Notes
                                   immediately  prior  to  Amendment
                                   Date:  12.51588931%]


                                 By  /s/  F.C.H.  Ashby
                                    --------------------------------------------
                                    Senior  Manager,  Loan  Operations

                                 CITADEL  HILL  2000  LTD.,
                                   as  Tranche  B  Lender
                                   [Percentage  of  Tranche  B  Notes
                                   immediately  prior  to  Amendment
                                   Date:  7.82243082%]


                                 By  /s/  Stephen Lockhart
                                    --------------------------------------------
                                    Authorized Signatory


                                 NATEXIS  BANQUES  POPULAIRES,
                                   as  Tranche  B  Lender
                                   [Percentage  of  Tranche  B  Notes
                                   immediately  prior  to  Amendment
                                   Date:  12.51588931%]


                                 By
                                    --------------------------------------------
                                    Name
                                    Title

                                 LANDMARK  CDO  LIMITED,
                                   as  Tranche  B  Lender
                                   [Percentage  of  Tranche  B  Notes
                                   immediately  prior  to  Amendment
                                   Date:  12.51588931%]

                                 By:  Aladdin Asset Management
                                      LLC, as Manager

                                 By  /s/  Gilles  Marchand
                                    --------------------------------------------
                                    Authorized  Signatory


                                 CSAM  FUNDING  I,
                                   as  Tranche  B  Lender
                                   [Percentage  of  Tranche  B  Notes
                                   immediately  prior  to  Amendment
                                   Date:  10.8878459%]


                                 By
                                    --------------------------------------------
                                    Name
                                    Title

                                 FIRST  DOMINION  FUNDING  I,
                                   as  Tranche  B  Lender
                                   [Percentage  of  Tranche  B  Notes
                                   immediately  prior  to  Amendment
                                   Date:  14.08037548%]


                                 By
                                    --------------------------------------------
                                    Name
                                    Title

                                 FIRST  DOMINION  FUNDING  II,
                                   as  Tranche  B  Lender
                                   [Percentage  of  Tranche  B  Notes
                                   immediately  prior  to  Amendment
                                   Date:  9.386916984%]


                                 By
                                    --------------------------------------------
                                    Name
                                    Title

                                 BANKERS  TRUST  COMPANY,
                                   as  Administrative  Agent


                                 By /s/  Calli  S.  Hayes
                                    --------------------------------------------
                                    Managing  Director


                                 BANKERS  TRUST  COMPANY,
                                   as  Collateral  Agent


                                 By /s/  Calli  S.  Hayes
                                    --------------------------------------------
                                    Managing  Director

                                                                   APPENDIX A TO
                                                                   PARTICIPATION
                                                                   AGREEMENT


                           UNIVERSAL COMPRESSION, INC.
                            GAS COMPRESSION EQUIPMENT
                               FINANCING FACILITY

          The definitions stated herein shall equally apply to both the singular and plural forms of the terms defined. Any agreement defined or referred to below means such agreement as amended, supplemented or modified from time to time, and includes all exhibits, supplements and appendices thereto. Unless otherwise specified, any Person defined or referred to below includes its successors, permitted transferees and assigns. The word "including," when used below or in any Operative Document, is deemed to be followed by "without limitation," whether or not such words appear.

          "ABS Operating Lease Facility" means the Operating Lease Facility of
           ----------------------------
UCC Compression LLC, a wholly owned subsidiary of Lessee, dated the Issue Date, arranged by First Union Securities, Inc., which provides for funding of up to $200,000,000.

          "Accrued Interest Premium" means with respect to any Tranche A Note,
           ------------------------
that portion of the proceeds from the issuance of any Tranche A Note received by Lessor or BRL Universal Equipment Corp. representing interest that would have accrued on such Tranche A Note had it been issued on the Semi-Annual Payment Date immediately preceding its date of issuance.

          "Acquired Indebtedness" means Indebtedness (including any Operating
           ---------------------
Lease Facility) of a Person or any of its Subsidiaries existing at the time such Person becomes a Restricted Subsidiary of Lessee or at the time it merges or consolidates with Lessee or any of the Lessee's Subsidiaries or assumed in connection with the acquisition of assets from such Person and in each case not incurred by such Person in connection with, or in anticipation or contemplation of, such Person becoming a Restricted Subsidiary of Lessee or such acquisition, merger or consolidation.

          "Acquisition Cost" of each Item of Equipment means the amount set
           ----------------
forth therefor on the Lease Supplement or Notice of Substitution therefor.

          "Administrative Agent" means Bankers Trust Company.
           --------------------

          "Affiliate" means, as to any Person, any other Person which, directly
           ---------
or indirectly through one or more intermediaries, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, "control" of a Person means the possession, directly or indirectly, of the power, to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative of the foregoing.

          "Affiliate (Tranche B)" of any Person shall mean (i) any Person
           ---------------------
directly or indirectly controlled by, controlling or under common control with such first Person, (ii) any director or officer of such first Person or of any Person referred to in clause (i) above and (iii) if any Person in clause (i) above is an individual, any member of the immediate family (including parents, spouse and children) of such individual and any trust whose principal beneficiary is such individual or one or more members of such immediate family and any Person who is controlled by any such member or trust. For purposes of this definition, any Person which owns directly or indirectly 10% or more of the securities having ordinary voting power for the election of directors or other governing body of a corporation or 10% or more of the partnership or other ownership interests of any other Person (other than as a limited partner of such other Person) will be deemed to control (including, with its correlative meanings, controlled by and under common control with) such corporation or other Person.

          "After-Tax Basis" means in respect of an amount (the "base amount")
           ---------------
with respect to a Person, (i) the base amount supplemented by (ii) an additional payment, if necessary, to such Person such that, after reduction (but not below zero) for the net amount of all Taxes (taking into account credits, offsets, deductions or other benefits realized or to be realized by such Person or its Affiliates in respect of such base amount and such Taxes, calculated assuming that such credits reduce such taxes, and any deductions or other benefits reduce income that would otherwise be subject to such tax, at the then-maximum marginal rate generally applicable to such Person), if any, imposed on such Person (calculated at the then maximum marginal rates generally applicable to such Person) in respect of the sum of the base amount and such additional payment shall be equal to the base amount.

          "Alternate Rate" means a variable rate equal to the greater of (i) the
           --------------
sum of the Federal Funds Rate from time to time in effect and 0.5% and (ii) the rate of interest from time to time announced by Deutsche Bank AG, New York Branch at its principal office in New York, New York from time to time as its "prime commercial lending rate" (which rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer, and Deutsche Bank AG, New York Branch may make commercial loans or other loans at rates of interest at, above or below such reference rate), with any per diem determination based on a 365 or 366-day year, as the case may be.

          "Amendment Date" means the date of the First Amended and Restated
           --------------
Participation Agreement among Lessee, Guarantor, Tranche B Lenders, Indenture Trustee, Paying Agent, Registrar, Lessor General Partner, Administrative Agent and Collateral Agent.

          "Applicable Equity Rate" for any Floating Payment Period with respect
           ----------------------
to an Equity Contribution means, subject to Section 6.5 of the Limited Partnership Agreement, an interest rate per annum equal to (i) the one (1) month, two (2) month, three (3) month or six (6) month LIBOR Rate or Alternate Rate at the time in effect in accordance with Section 5.7 of the Limited Partnership Agreement, plus (ii) the Equity Margin.

          "Applicable Law" means, with respect to any Person or Item of
           --------------
Equipment, all existing and future laws, rules, guidelines, regulations (including proposed, temporary and final income tax regulations), statutes, treaties, codes, ordinances, permits, certificates, orders and licenses of and interpretations by any Governmental Entity and judgments, decrees, injunctions, writs, or orders of any court, arbitrator or other administrative, judicial, or quasi-judicial tribunal or agency of competent jurisdiction applicable to such Person of Item of Equipment.

          "Applicable Tranche B Rate" for any Floating Payment Period with
           -------------------------
respect to a Tranche B Loan, means, subject to Section 2.7 of the Tranche B Loan Agreement, an interest rate per annum equal to (i) the one (1) month, two
(2) month, three (3) month or six (6) month LIBOR Rate or Alternate Rate at the time in effect in accordance with Section 2.3.3 of the Tranche B Loan Agreement, plus (ii) the Tranche B Margin.

          "Appraisal" means, with respect to an Item of Equipment, an appraisal
           ---------
reasonably acceptable to Administrative Agent prepared by the Appraiser at Lessee's expense conducted by, or in the presence of, the Appraiser and based upon a physical inspection to the extent reasonably deemed necessary by the Appraiser, that states the fair market value of such Item as of the date of such Appraisal and estimates such Item's Residual Value.

          "Appraisal Date" has the meaning set forth in Section 14 of the Lease
           --------------
Agreement.

          "Appraiser" means American Appraisal Associates, Inc., or an
           ---------
independent expert selected by Lessee and acceptable to the Lessor and Administrative Agent.

          "Arranger" means Deutsche Banc Alex. Brown Inc.
           --------

          "Asset Acquisition" means (a) an Investment by Lessee or any
           -----------------
Restricted Subsidiary of Lessee in any other Person pursuant to which such Person shall become a Restricted Subsidiary of Lessee or any Restricted Subsidiary of Lessee, or shall be merged with or into Lessee or any Restricted Subsidiary of Lessee, or (b) the acquisition by Lessee or any Restricted Subsidiary of Lessee of the assets of any Person (other than a Restricted Subsidiary of Lessee) which constitute all or substantially all of the assets of such Person or comprise any division or line of business of such Person or any other properties or assets of such Person other than in the ordinary course of business.

          "Asset Backed Securities" means up to $200,000,000 asset backed
           -----------------------
securitization facility BRL Universal Compression Funding I, L.P.

          "Asset Sale" means any direct or indirect sale, issuance, conveyance,
           ----------
transfer, lease (other than operating leases entered into with customers in the ordinary course of business consistent with past practice or sales of equipment pursuant to purchase options entered into with customers by Lessee or a Restricted Subsidiary of Lessee in the ordinary course of business consistent with past practice), assignment or other transfer for value by Lessee or any of its Restricted Subsidiaries (excluding any Lien granted in accordance with Section 9.2(f) of the Participation Agreement, but including any Sale and Leaseback Transaction) to any Person other than Lessee or a Wholly Owned Restricted Subsidiary of Lessee of (a) any Capital Stock of any Restricted Subsidiary of Lessee; or (b) any other property or assets of Lessee or any Restricted Subsidiary of Lessee other than in the ordinary course of business; provided, however, that Asset Sales shall not include (i) a transaction or series of related transactions for which Lessee or its

Restricted Subsidiaries receive aggregate consideration of less than $2,000,000 and (ii) the sale, lease, conveyance, disposition or other transfer of all or substantially all of the assets of Lessee as permitted under Section 9.2(g) of the Participation Agreement, (iii) the transfer of assets to the lessor under a Securitized Operating Lease Facility to cure a default related to an under-collateralization event thereunder and (iv) any Restricted Payment (other than, for purpose of calculating the Consolidated Fixed Change Coverage Ratio only, any non-cash Restricted Payment) permitted under Section 9.2(b) of the Participation Agreement.

          "Assignee" means the Collateral Agent and its successors and permitted
           --------
assigns.

          "Assignment and Assumption Agreement" for a Tranche B Lender means the
           -----------------------------------
Assignment and Assumption Agreement substantially in the form of Exhibit B to the Tranche B Loan Agreement.

          "Bankruptcy Code" means Title 11 of the United States Code entitled
           ---------------
"Bankruptcy" as now or hereafter in effect or any successor thereto.

          "Bill of Sale" means, for any Item of Equipment sold by Lessee to
           ------------
Lessor, in the form of Exhibit A-1 to the Participation Agreement and for any Item of Equipment sold by a Person other than Lessee to Lessor, a Bill of Sale in the form of Exhibit A-2 to the Participation Agreement, in each case executed and delivered by the Seller thereof and, where Lessee is not the Seller, by Lessee.

          "Blended Equity Yield Rate" means the weighted average of the
           -------------------------
Applicable Equity Rate on all Equity Contributions outstanding at the time of determination (such weighted average based upon the principal balances of such Equity Contributions).

          "Blended Tranche B Rate" means the weighted average rate of interest
           ----------------------
on all Tranche B Notes outstanding at the time of determination (such weighted average based upon the principal balances of such Tranche B Notes).

          "Board of Directors" means, as to any Person, the board of directors,
           ------------------
management committee or other bodies governing the management of such Person or the general partner of such Person or any duly authorized committee thereof.

          "Board Resolution" means, with respect to any Person, a copy of a
           ----------------
resolution certified by the Secretary or an Assistant Secretary of such Person to have been duly adopted by the Board of Directors of such Person and to be in full force and effect on the date of such certification, and delivered to the Indenture Trustee.

          "Borrower" means the Lessor in its capacity as borrower under the
           --------
Tranche B Loan Agreement.

          "Breakage Costs" means any amount or amounts as shall compensate a
           --------------
Tranche B Lender or Limited Partner for any reasonable loss (excluding loss of profit), expense or liabilities incurred after using good faith and reasonable efforts to minimize such loss, cost or expense by a Tranche B Lender or Limited Partner as a result of a prepayment by Lessor of principal, interest,

Equity Yield or Equity Component pursuant to the terms of the Operative Documents or as a result of a funding that does not occur on a date specified therefor in the Funding Notice. The amount of the loss, expense or liabilities shall be determined by the Person seeking such, and notice thereof shall be provided to Lessee in the form of a certificate of such Person stating that the calculations set forth therein are in accordance with the terms of the Participation Agreement and setting forth in reason-able detail the basis for such calculations, such certificate being conclusive and binding for all purposes absent manifest error.

          "Business Day" means any day other than a day on which banking
           ------------
institutions in the State of New York are authorized by law to close.

          "Capital Lease" means a lease of (or other arrangement conveying the
           -------------
right to use) real and/or personal Property, or a combination thereof, with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a Debt in accordance with GAAP.

          "Capital Lease Obligations" means as to any Person, all obligations of
           -------------------------
such Person as lessee under any Capital Lease, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

          "Capital Stock" means (i) with respect to any Person that is a
           -------------
corporation, any and all shares, interests, participations or other equivalents (however designated and whether or not voting) of corporate stock, including each class of Common Stock and Preferred Stock of such Person and (ii) with respect to any Person that is not a corporation, any and all partnership or other equity interests of such Person.

          "Capitalized Lease" means a lease that is required to be classified
           -----------------
and accounted for as a capitalized lease under GAAP.

          "Capitalized Lease Obligation" means, as to any Person, the
           ----------------------------
obligations of such Person under a Capitalized Lease and, for purposes of this definition, the amount of such obligations at any date shall be the capitalized amount of such obligations at such date, determined in accordance with GAAP.

          "Cash Equivalents" means (i) marketable direct obligations issued by,
           ----------------
or unconditionally guaranteed by, the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within one year from the date of acquisition thereof; (ii) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof maturing within one year from the date of acquisition thereof and, at the time of acquisition, having one of the two highest ratings obtainable from either S&P or Moody's; (iii) commercial paper maturing no more than one year from the date of creation thereof and, at the time of acquisition, having a rating of at least A-1 from S&P or at least P-1 from Moody's; (iv) certificates of deposit or bankers' acceptances maturing within one year from the date of acquisition thereof issued by any bank organized under the laws of the United States of America or any state thereof or the District of Columbia or any U.S. branch of a foreign bank having at the date of acquisition thereof combined capital and surplus of not less than $250,000,000; (v) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clause (i) above entered into with any bank meeting the qualifications specified in clause (iv) above; (vi) investments in money market funds which invest substantially all their assets in securities of the types described in clauses
(i) through (v) above; and (vii) investments made by Foreign Restricted Subsidiaries in local currencies in instruments issued by or with entities of such jurisdiction having correlative attributes to the foregoing.

          "Change of Control" means the occurrence of one or more of the
           -----------------
following events: (i) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions, but other than by the granting of a Lien in accordance with the Participation Agreement or by way of consolidation or merger in accordance with the Participation Agreement) of all or substantially all of the assets of Lessee and its Subsidiaries, or Guarantor and its Subsidiaries, in each case taken as a whole, to any Person or group (as defined in Section 13(d)(3) of the Exchange Act) (whether or not otherwise in compliance with the provisions of the Participation Agreement) other than to the Permitted Holders; (ii) the approval by the holders of Capital Stock of Guarantor or Lessee of any plan or proposal for the liquidation or dissolution of Guarantor or Lessee (whether or not otherwise in compliance with the provisions of the Participation Agreement); (iii) any Person or group within the meaning of Section 13(d) of the Exchange Act (other than the Permitted Holders and Guarantor) shall become the beneficial owner as defined in Rule 13d-3 under the Exchange Act, of shares representing more than 50% of the aggregate voting power represented by the Capital Stock of Guarantor or Lessee; or (iv) the replacement of the majority of the Board of Directors of Guarantor or Lessee over a two-year period from the directors who constituted the Board of Directors of Guarantor or Lessee, as the case may be, at the beginning of such period, and such replacement shall not have been approved by a vote of at least a majority of the Board of Directors of Guarantor or Lessee, as the case may be, then still in office who either were members of such Board of Directors at the beginning of such period or whose election as a member of such Board of Directors was previously so approved.

          "CHP" means Castle Harlan Partners III, L.P., a private investment
           ---
fund managed by Castle Harlan, Inc., a Delaware corporation.

          "Closing Date" means February 9, 2001.
           ------------

          "Code" means the Internal Revenue Code of 1986, as the same may be
           ----
amended from time to time, and the regulations promulgated and rulings issued thereunder. Section references to the Code are to the Code, as in effect at the date the Participation Agreement and any subsequent provisions of the Code, amendment thereof, supplement thereto or substituted therefor.

          "Collateral"  means  the  Lessee  Collateral  and  Lessor  Collateral.
           ----------

          "Collateral Agent" means Bankers Trust Company.
           ----------------

          "Collateral Agent Lien" means any Lien over the Lessor Collateral
           ---------------------
granted to Collateral Agent under the Operative Documents.

          "Commitment Period" means, from time to time, the period commencing on
           -----------------
the date of any Participation Agreement Supplement and ending on the Commitment Termination Date set forth on such Participation Agreement Supplement.

          "Commitment Termination Date" means for Lessor and each Tranche B
           ---------------------------
Lender, from time to time, the later of the Closing Date and the date identified as such on the most recent Participation Agreement Supplement to which such Person is a party.

          "Common Stock" of any Person means any and all shares, interests or
           ------------
other participations in, and other equivalents (however designated and whether voting or non-voting) of such Person's common stock, whether outstanding on the Issue Date or issued after the Issue Date, and includes, without limitation, all series and classes of such common stock.

          "Consolidated Current Assets" shall mean all assets of Lessee and its
           ---------------------------
Consolidated Subsidiaries which under GAAP would be classified as current assets.

          "Consolidated Current Liabilities" shall mean all liabilities of
           --------------------------------
Lessee and its Consolidated Subsidiaries which under GAAP would be classified as current liabilities but excluding the current maturities on long-term Debt.

          "Consolidated EBITDA" means, with respect to any Person, for any
           -------------------
period, the sum (without duplication) of (i) Consolidated Net Income and (ii) to the extent Consolidated Net Income has been reduced thereby, (A) all income taxes of such Person and its Restricted Subsidiaries paid or accrued in accordance with GAAP for such period (other than income taxes attributable to extraordinary or nonrecurring gains or losses or taxes attributable to sales or dispositions outside the ordinary course of business), (B) Consolidated Interest Expense, (C) Consolidated Rental Expense, (D) Consolidated Non-cash Charges less any non-cash items increasing Consolidated Net Income for such period, all as determined on a consolidated basis for such Person and its Restricted Subsidiaries in accordance with GAAP and (E) any expense of Lessee or its Restricted Subsidiaries incurred in connection with the overhaul of equipment that can be reclassified as a capital expenditure in accordance with GAAP.

          "Consolidated Fixed Charge Coverage Ratio" means, with respect to any
           ----------------------------------------
Person, the ratio of Consolidated EBITDA of such Person during the four full fiscal quarters (the "Four Quarter Period") ending on or prior to the date of the transaction giving rise to the need to calculate the Consolidated Fixed Charge Coverage Ratio (the "Transaction Date") to Consolidated Fixed Charges of such Person for the Four Quarter Period. In addition to and without limitation of the foregoing, for purposes of this definition, "Consolidated EBITDA" and "Consolidated Fixed Charges" shall be calculated after giving effect on a pro forma basis for the period of such calculation to (i) the incurrence or repayment of any Indebtedness of such Person or any of its Restricted Subsidiaries (and the application of the proceeds thereof) giving rise to the need to make such calculation and any incurrence or repayment of other Indebtedness (and the application of the proceeds thereof), other than the incurrence or repayment of Indebtedness in the ordinary course of business for working capital purposes pursuant to working capital facilities, occurring during the Four Quarter Period or at any time subsequent to the last day of the Four Quarter Period and on or prior to the Transaction Date, as if such incurrence or repayment, as the case may be (and the application of the proceeds thereof), occurred on the first day of the Four Quarter Period and (ii) any Asset Sales or Asset Acquisitions (including, without limitation, any Asset Acquisition giving rise to the need to make such calculation as a result of such Person or one of its Restricted Subsidiaries (including any Person who becomes a Restricted Subsidiary as a result of the Asset Acquisition) incurring, assuming or otherwise being liable for Acquired Indebtedness and also including any Consolidated EBITDA (including any pro forma expense and cost reductions calculated on a basis consistent with Regulation S-X under the Securities Act) attributable to the assets which are the subject of the Asset Acquisition or Asset Sale during the Four Quarter Period) occurring during the Four Quarter Period or at any time subsequent to the last day of the Four Quarter Period and on or prior to the Transaction Date, as if such Asset Sale or Asset Acquisition (including the incurrence, assumption or liability for any such Acquired Indebtedness) occurred on the first day of the Four Quarter Period. Furthermore, in calculating "Consolidated Fixed Charges" for purposes of determining the denominator (but not the numerator) of this "Consolidated Fixed Charge Coverage Ratio," (1) interest on outstanding Indebtedness determined on a fluctuating basis as of the Transaction Date and which will continue to be so determined thereafter shall be deemed to have accrued at a fixed rate per annum equal to the rate of interest on such Indebtedness in effect on the Transaction Date; and (2) notwithstanding clause (1) above, interest on Indebtedness determined on a fluctuating basis, to the extent such interest is covered by agreements relating to Interest Swap Obligations, shall be deemed to accrue at the rate per annum resulting after giving effect to the operation of such agreements.

          "Consolidated Fixed Charges" means, with respect to any Person for any
           --------------------------
period, the sum, without duplication, of (i) Consolidated Interest Expense and
(ii) Consolidated Rental Expense, plus (iii) the product of (x) the amount of all dividend payments on any series of Preferred Stock of such Person (other than dividends paid in Qualified Capital Stock) paid, accrued or scheduled to be paid or accrued during such period times (y) a fraction, the numerator of which is one and the denominator of which is one minus the then current effective consolidated federal, state and local tax rate of such Person, expressed as a decimal.

          "Consolidated Interest Expense" means, with respect to any Person for
           -----------------------------
any period, the sum of, without duplication: (i) the aggregate of the interest expense of such Person and its Restricted Subsidiaries for such period determined on a consolidated basis in accordance with GAAP, including without limitation, (a) any amortization of debt discount and amortization of deferred financing costs, (b) the net costs under Interest Swap Obligations and Currency Agreements, (c) all capitalized interest and (d) the interest portion of any deferred payment obligation; (ii) the interest component of Capitalized Lease Obligations paid, accrued and/or scheduled to be paid or accrued by such Person and its Restricted Subsidiaries during such period as determined on a consolidated basis in accordance with GAAP; and (iii) fees and charges related to letters of credit, bankers acceptances and similar transactions; excluding, however, (1) any amount of such interest expense of any Restricted Subsidiary if the net income of such Restricted Subsidiary is excluded in the calculation of Consolidated Net Income pursuant to clause (d) of the definition thereof (but only in the same proportion as the net income of such

Restricted Subsidiary is excluded from the calculation of Consolidated Net Income pursuant to clause (d) of the definition thereof) and (2) any non-cash amortization or write-off of fees and expenses incurred in connection with financing arrangements for the Merger.

          "Consolidated Net Income" means, with respect to any Person, for any
           -----------------------
period, the aggregate net income (or loss) of such Person and its Restricted Subsidiaries for such period on a consolidated basis, determined in accordance with GAAP; provided that there shall be excluded therefrom (without duplication)
(a) after-tax gains or losses from Asset Sales, (b) after-tax items classified as extraordinary or nonrecurring gains or losses, (c) the net income or loss of any Person acquired in a "pooling of interests" transaction accrued prior to the date it becomes a Restricted Subsidiary of the referent Person or is merged or consolidated with the referent Person or any Restricted Subsidiary of the referent Person, (d) the net income (but not loss) of any Restricted Subsidiary of the referent Person to the extent that the declaration of dividends or similar distributions by that Restricted Subsidiary of that income is restricted by a contract, operation of law or otherwise, except for any dividends or distributions actually paid by such Restricted Subsidiary to the referent Person, (e) the net income but not loss of any Person, other than a Restricted Subsidiary of the referent Person, except to the extent of cash dividends or distributions paid to the referent Person or to a Wholly Owned Restricted Subsidiary of the referent Person by such Person, (f) income or loss attributable to discontinued operations (including, without limitation, operations disposed of during such period whether or not such operations were classified as discontinued) and (g) the cumulative effect of a change in accounting principles.

          "Consolidated Net Income (Tranche B)" means with respect to Lessee and
           -----------------------------------
its Consolidated Subsidiaries, for any period, the aggregate of the net income (or loss) of Lessee and its Consolidated Subsidiaries after allowances for taxes for such period, determined on a consolidated basis in accordance with GAAP; provided that there shall be excluded from such net income (to the extent
--------
otherwise included therein) the following: (i) the net income of any Person in which Lessee or any Consolidated Subsidiary has an interest (which interest does not cause the net income of such other Person to be consolidated with the net income of Lessee and its Consolidated Subsidiaries in accordance with GAAP), except to the extent of the amount of dividends or distributions actually paid in such period by such other Person to Lessee or to a Consolidated Subsidiary, as the case may be; (ii) the net income (but not loss) of any Consolidated Subsidiary to the extent that the declaration or payment of dividends or similar distributions or transfers or loans by that Consolidated Subsidiary is not at the time permitted by operation of the terms of its charter or any agreement, instrument or Governmental Requirement applicable to such Consolidated Subsidiary, or is otherwise restricted or prohibited in each case determined in accordance with GAAP; (iii) the net income (or loss) of any Person acquired in a pooling-of-interests transaction for any period prior to the date of such transaction; (iv) any extraordinary gains or losses, including gains or losses attributable to Property sales not in the ordinary course of business; and (v) the cumulative effect of a change in accounting principles and any gains or losses attributable to writeups or write downs of assets.

          "Consolidated Net Worth" of any Person means the consolidated
           ----------------------
stockholders' equity of such Person, determined on a consolidated basis in accordance with GAAP, less (without duplication) amounts attributable to Disqualified Capital Stock of such Person.

          "Consolidated Non-Cash Charges" means, with respect to any Person, for
           -----------------------------
any period, the aggregate depreciation, amortization and other non-cash expenses of such Person and its Restricted Subsidiaries reducing Consolidated Net Income of such Person and its Restricted Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP (excluding any such charges which require an accrual of or a reserve for cash charges for any future period).

          "Consolidated Rental Expense" means, with respect to any Person, for
           ---------------------------
any period, the aggregate of the rental expense of such Person and its Restricted Subsidiaries related to operating lease facilities of such Person and its Restricted Subsidiaries for such period, determined on a consolidated basis.

          "Consolidated Subsidiaries" means each Subsidiary of Lessee (whether
           -------------------------
now or hereafter created or acquired) the financial statements of which shall be (or should have been) consolidated with the financial statements of Lessee in accordance with GAAP.

          "Consolidated Total Assets" of any Person means such Person's total
           -------------------------
consolidated assets calculated in accordance with GAAP.

          "Contingent Obligation" means, as to any Person, any obligation of
           ---------------------
such Person guaranteeing or intended to guarantee any Indebtedness, leases, dividends or other obligations ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent,
(a) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (b) to advance or supply funds (i) for the purchase or payment of any such primary obligation or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (d) otherwise to assure or hold harmless the holder of such primary obligation against loss in respect thereof; provided, however,
                                                            --------  -------
that the term Contingent Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith.

          "Continuing Directors" means the directors of Guarantor on the Closing
           --------------------
Date (after giving effect to the Merger) and each other director of Guarantor if such other director's nomination or election to the Board of Directors of Guarantor is recommended by a majority of the then Continuing Directors.

          "Co-Obligor" means BRL Universal Equipment Corp.
           ----------

          "Credit Agreement" means one or more credit agreements, including
           ----------------
without limitation, the Credit Agreement dated as of the Issue Date, among Lessee, the lenders party thereto in their capacities as lenders thereunder and, First Union National Bank, as agent, and any Foreign Credit Facility together with the documents related thereto (including, without limitation, any guarantee agreements and security documents), in each case as such agreements may be amended (including any amendment and restatement thereof), supplemented or otherwise modified from time to time, including any agreement extending the maturity of, refinancing, replacing or otherwise restructuring (including increasing the amount of available borrowings thereunder or adding Restricted Subsidiaries of Lessee as additional borrowers or guarantors thereunder) all or any portion of the Indebtedness under such agreement or any successor or replacement agreement and whether by the same or any other agent, lender or group of lenders.

          "Curing Party" has the meaning set forth in Section 6.1(a) of the
           ------------
Participation Agreement.

          "Currency Agreement" means any foreign exchange contract, currency
           ------------------
swap agreement or other similar agreement or arrangement designed to protect Lessee or any Restricted Subsidiary of Lessee against fluctuations in currency values.

          "Date of Manufacture" with respect to any Item of Equipment, means the
           -------------------
date the manufacturer or vendor thereof sold as new the oldest of the (i) compressor, (ii) natural gas driver and (iii) air cooler installed on such Item of Equipment.

          "Date of Overhaul" with respect to any Item of Equipment, means the
           ----------------
date Lessee or its designee completes a complete overhaul of such Item of Equipment.

          "Debt" shall mean, for any Person the sum of the following (without
           ----
duplication): (i) all obligations of such Person for borrowed money or evidenced by bonds, debentures, notes or other similar instruments (including principal, interest, fees and charges); (ii) all obligations of such Person (whether contingent or otherwise) in respect of bankers' acceptances, letters of credit, surety or other bonds and similar instruments; (iii) all obligations of such Person to pay the deferred purchase price of Property or services (other than for borrowed money); (iv) all Capital Lease Obligations in respect of which such Person is liable (whether contingent or otherwise); (v) all Operating Equipment Lease Obligations which require such Person or its Affiliate (Tranche B) to make payments over the term of such lease; (vi) all Debt (as described in the other clauses of this definition) and other obligations of others secured by a Lien on any asset of such Person, whether or not such Debt is assumed by such Person;
(vii) all Debt (as described in the other clauses of this definition) and other obligations of others guaranteed by such Person or in which such Person otherwise assures a creditor against loss of the debtor or obligations of others; (viii) all obligations or undertakings of such Person to maintain or cause to be maintained the financial position or covenants of others or to purchase the Debt or Property of others; (ix) obligations to deliver goods or services in consideration of advance payments; (x) obligations to pay for goods or services whether or not such goods or services are actually received or utilized by such Person; (xi) any capital stock of such Person in which such Person has a mandatory obligation to redeem such stock; (xii) any Debt of a Special Entity for which such Person is liable either by agreement or because of a Governmental Requirement; and (xiv) all net obligations of such Person under Hedging Agreements.

          "Deficiency" has the meaning set forth in Section 29.1 of the Lease
           ----------
Agreement.

          "Disqualified Capital Stock" means that portion of any Person's
           --------------------------
Capital Stock which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the sole option of the holder thereof on or prior to the final maturity date of the Tranche A Notes, provided that any Capital Stock that would not constitute Disqualified Capital Stock but for provisions thereof giving holders thereof the right to require such Person to repurchase or redeem such Capital Stock upon the occurrence of an "asset sale" or "change of control" occurring prior to the stated maturity of the Tranche A Notes shall not constitute Disqualified Capital Stock if the "asset sale" or "change of control" provisions applicable to such Capital Stock are no more favorable to the holders of such Capital Stock than the provisions contained Section 9.2(c) and 9.2(i) of the Participation Agreement and such Capital Stock specifically provides that such Person will not repurchase or redeem any such stock pursuant to such provision prior to Lessor's repurchase of Equipment from Lessee as required to be repurchased pursuant to such covenants.

          "Dollar" means freely transferable, lawful money of the United States.
           ------

          "Domestic  Subsidiary"  means each Subsidiary of Lessee which is not a
           --------------------
Foreign  Subsidiary.

          "Early  Purchase  Option"  means  the  Lessee's  purchase rights under
           -----------------------
Section  28.4.1  and  28.4.2  of  the  Lease  Agreement.

          "EBITDAR" shall mean, for any period, the sum of Consolidated Net
           -------
Income (Tranche B) for such period plus the following expenses or charges to the extent deducted from Consolidated Net Income (Tranche B) in such period: Total Interest Expense, taxes, depreciation, amortization and rental expense excluding non-recurring charges. EBITDAR will be:

          (a) adjusted on a pro forma basis (reasonably acceptable to Administrative Agent) for future acquisitions and divestitures including projected synergies;

          (b) calculated utilizing annualized results for the period from and including the Closing Date up to but excluding the applicable quarterly determination date; and

          (c) from and after April 1, 2002, and at all times thereafter, calculated on a rolling four-quarter basis.

          "Eligible Transferee" means and includes a commercial bank, financial
           -------------------
institution or other "accredited investor" (as defined in Regulation D of the Securities Act) other than any such Person that is directly involved in a Permitted Business.

          "Environmental Claims" means any and all administrative, regulatory or
           --------------------
judicial actions, suits, demands, demand letters, directives, claims, liens, notices of noncompliance or violation, investigations or proceedings relating in any way to any Environmental Law or any permit issued, or any approval given, under any such Environmental Law (hereafter, "Claims"), including, without
                                              ------
limitation, (i) any and all Claims by governmental or regulatory authorities for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law, and (ii) any and all Claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief in connection with alleged injury or threat of injury to health, safety or the environment due to the presence of Hazardous Materials.

          "Environmental Law" means any Federal, state, foreign or local
           -----------------
statute, law, rule, regulation, ordinance, code, guideline, written policy and rule of common law now or here-after in effect and in each case as amended, and any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, relating to the environment, employee health and safety or Hazardous Materials, including, without limitation, CERCLA; RCRA; the Federal Water Pollution Control Act, 33 U.S.C. Sec. 1251 et seq.; the Toxic Substances Control Act, 15 U.S.C. Sec. 2601 et
          -- ----                                                        --
seq.; the Clean Air Act, 42 U.S.C. Sec. 7401 et seq.; the Safe Drinking Water
                                             -- ---
Act, 42 U.S.C. Sec. 3803 et seq.; the Oil Pollution Act of 1990, 33 U.S.C. Sec.
                         -- ----
2701 et seq.; the Emergency Planning and the Community Right-to-Know Act of
     -- ----
1986, 42 U.S.C. Sec. 11001 et seq.; the Hazardous Material Transportation Act,
                           -- ----
49 U.S.C. Sec. 1801 et seq.; the Occupational Safety and Health Act, 29 U.S.C.
                    -- ----
Sec. 651 et seq.; and any state and local or foreign counterparts or
         -- ----
equivalents, in each case as amended from time to time.

          "Equipment" means the equipment described on the Schedules of
           ---------
Equipment attached to the Lease Supplements and all related appliances, parts, accessories, appurtenances, accessions, additions, improvements, replacements and other equipment or components of any nature from time to time incorporated or installed therein.

          "Equity Administrative Agent" means Deutsche Bank AG, New York Branch.
           ---------------------------

          "Equity Certificate" has the meaning set forth in Section 17.1.3 of
           ------------------
the Limited Partnership Agreement.

          "Equity Commitment" means for each Limited Partner the Dollar amount
           -----------------
as of the most recent date set forth in Exhibit B to the Limited Partnership Agreement below the term "Equity Commitment".

          "Equity Component" for each Item of Equipment, means the dollar amount
           ----------------
of the Acquisition Cost financed by Limited Partners on the Funding Date therefor, which amount shall be equal to 3.06352459% of such Acquisition Cost.

          "Equity Contribution" means the equity contribution made by each
           -------------------
Equity Participant to Lessor on any Funding Date, the aggregate of such contributions to be equal to 3.06352459% of such Acquisition Cost of all Items of Equipment purchased by Lessor on such Funding Date.

          "Equity Margin" means 5.25% (525 basis points).
           -------------

          "Equity Offering" means an underwritten public offering or private
           ---------------
placement of Qualified Capital Stock of Lessee or Guarantor, subsequent to the Closing Date.

          "Equity Redemption Target" has the meaning set forth in Section 28.4.3
           ------------------------
of the Lease Agreement.

          "Equity Yield" means the amounts accrued at the Applicable Equity Rate
           ------------
on the outstanding balance of any Equity Contribution.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as
           -----
amended, and the regulations promulgated thereunder. Section references to ERISA are to ERISA, as in effect at the date of the Participation Agreement and any subsequent provisions of ERISA, amendment thereof, supplemented thereto or substituted therefor.

          "ERISA Affiliate" shall mean each trade or business (whether or not
           ---------------
incorporated) which together with Lessee or any Subsidiary would be deemed to be a "single employer" within the meaning of section 4001(b)(1) of ERISA or subsections (b), (c), (m) or (o) of section 414 of the Code.

          "ERISA Event" shall mean (i) a "Reportable Event" described in Section
           -----------
4043 of ERISA and the regulations issued thereunder, (ii) the withdrawal of Lessee, any Subsidiary or any ERISA Affiliate from a Plan during a plan year in which it was a "substantial employer" as defined in Section 4001(a)(2) of ERISA,
(iii) the filing of a notice of intent to terminate a Plan or the treatment of a Plan amendment as a termination under Section 4041 of ERISA, (iv) the institution of proceedings to terminate a Plan by the PBGC or (v) any other event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan.

          "Eurodollar" means U.S. currency held in banks outside the U.S. and
           ----------
used for settling international transactions.

          "Event of Loss" with respect to any Item of Equipment means (i) the
           -------------
loss of such Item of Equipment or any substantial part thereof, or (ii) the loss of the use of such Item of Equipment due to theft or disappearance for a period in excess of 45 days during the Term, or existing at the expiration or earlier termination of the Term, or (iii) the destruction, damage beyond repair, or rendition of such Item of Equipment or any substantial part thereof permanently unfit for normal use for any reason whatsoever, or (iv) the condemnation, confiscation, seizure, or requisition of use or title to such Item of Equipment or any substantial part thereof by any Governmental Entity under the power of eminent domain or otherwise beyond the earlier of fifteen (15) days and the end of the Term.

          "Excepted Liens" shall mean:  (i) Liens for taxes, assessments or
           --------------
other governmental charges or levies not yet due or which are being contested in good faith by appropriate action and for which adequate reserves have been maintained; (ii) Liens in connection with workmen's compensation, unemployment insurance or other social security, old age pension or public liability obligations not yet due or which are being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with GAAP; (iii) operators', vendors', carriers', warehousemen's, repairmen's, mechanics', workmen's, materialmen's, construction or other like Liens arising by operation of law in the ordinary course of business or statutory landlord's liens, each of which is in respect of obligations that have not been outstanding more than 90 days or which are being contested in good faith by appropriate proceedings and for which adequate reserves have been maintained in accordance with GAAP; (iv) any Liens reserved in leases or farmout agreements for rent or royalties and for compliance with the terms of the farmout agreements or leases in the case of leasehold estates, to the extent that any such Lien referred to in this clause does not materially impair the use of the Property covered by such Lien for the purposes for which such Property is held by Lessee or any Subsidiary or materially impair the value of such Property subject thereto; (v) encumbrances (other than to secure the payment of borrowed money or the deferred purchase price of Property or services), easements, restrictions, servitudes, permits, conditions, covenants, exceptions or reservations in any rights of way or other Property of Lessee or any Subsidiary for the purpose of roads, pipelines, transmission lines, transportation lines, distribution lines for the removal of gas, oil, coal or other minerals or timber, and other like purposes, or for the joint or common use of real estate, rights of way, facilities and equipment, and defects, irregularities, zoning restrictions and deficiencies in title of any rights of way or other Property which in the aggregate do not materially impair the use of such rights of way or other Property for the purposes of which such rights of way and other Property are held by Lessee or any Subsidiary or materially impair the value of such Property subject thereto; (vi) deposits of cash or securities to secure the performance of bids, trade contracts, leases, statutory obligations and other obligations of a like nature incurred in the ordinary course of business; and (vii) Liens permitted by the Security Instruments;
(viii) Liens arising out of fully bonded, judgment liens; and (ix) liens for Lessor's title to property leased under Capital Leases.

          "Excepted Payments" means (i) indemnity payments paid or payable in
           -----------------
favor of Lessor under the Operative Documents, (ii) proceeds of public liability insurance (or government indemnities in lieu thereof) payable to Lessor either pursuant to the Lease Agreement or the Participation Agreement (which shall include proceeds of any self-insurance by Lessee) or maintained by Lessee or Lessor and not required to be maintained under the Lease Agreement, (iii) costs or expenses paid or payable by Lessee to, or for the benefit of Lessor, (iv) where any amount payable to Lessor is expressed to be payable on an After-Tax Basis, the increment to the underlying payment obligation arising by virtue of the operation of the definition of "After-Tax Basis," (v) any payments in respect of interest to the extent attributable to payments referred to in clauses (i) through (iv) above and otherwise required to be paid thereon, and
(vi) the proceeds of enforcement of any right to receive the proceeds of any amount referred to in clauses (i) through (v) above; provided, however, Excepted Payments shall not include any Lease Payment or part thereof.

          "Excepted Rights" means all rights of Lessor to receive, claim or
           ---------------
compromise Excepted Payments.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended,
           ------------
or any successor statute or statutes thereto.

          "Excluded Expenses" means fees and disbursements of counsel to any
           -----------------
party to the Operative Documents other than Lessor, Lessee, Lessor General Partner, Guarantor or Indenture Trustee in connection with (a) the negotiation, preparation, execution and delivery of the First Amended and Restated Participation Agreement dated as of October __, 2001 or the other Operative Documents dated the date thereof or executed in connection therewith or (b) the issuance of any Tranche A Notes or the making of any Tranche B Loans; provided however, "Excluded Expenses" shall not include fees or disbursements of counsel in connection with the enforcement or collection of any Tranche A Notes or Tranche B Loans or any amendments to the Operative Documents requested by Lessor, Lessee, Lessor General Partner or Guarantor other than those amendments described in clause (a).

          "Fair Market Value" means, with respect to a calculation of Fair
           -----------------
Market Value under Section 9.2 of the Participation Agreement (and the definitions related thereto) for any asset or property, the price which could be negotiated in an arm's-length, free market transaction, for cash, between a willing seller and a willing and able buyer, neither of whom is under undue pressure or compulsion to complete the transaction which amount shall be determined by the Board of Directors of Lessee acting in good faith and shall be evidenced by a Board Resolution of the Board of Directors of Lessee delivered to Indenture Trustee.

          "Federal Funds Rate" means, for any day, the rate per annum (rounded
           ------------------
upwards, if necessary, to the nearest 1/100 of one percent) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that (i) if the day for which such rate is to
                          --------
be determined is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (ii) if such rate is not so published for any day which is a Business Day, the average of the quotations at approximately 11:00 a.m. (New York time) for such day on such transactions received by Agent from three federal funds brokers of recognized standing selected by Agent.

          "Financial Statements" shall mean the financial statement or
           --------------------
statements of Guarantor and its Consolidated Subsidiaries described or referred to in Section 2.1(u) of the Participation Agreement.

          "Financing  Statements"  means the Lessee Financing Statements and the
           ---------------------
Lessor  Financing  Statements.

          "Floating Lease Payment" means the Lease Payment payable during the
           ----------------------
Term pursuant to Section 7.1.2 of the Lease Agreement.

          "Floating Payment Date" means, with respect to any Item of Equipment
           ---------------------
(i) in the case of any Item of Equipment the last day of each Floating Payment Period or Tranche B Loan or Equity Contribution to finance such, as elected by Lessee in accordance with Section 5 of the Participation Agreement, in the case of any Tranche B Loan, as elected by Lessor in accordance with Section 2.3.3 of the Tranche B Loan Agreement and in the case of any Equity Contribution, as elected by Lessor in accordance with Section 5.7 of the Limited Partnership Agreement and (ii) the Termination Date therefor; provided, however, if Lessee
                                                  --------  -------
and Lessor elect a Floating Payment Period based on six-month LIBOR, the calendar date in the third calendar month of such Floating Payment Period corresponding to the first day of such period shall also be a Floating Payment Date; provided further if such day is not a LIBOR Banking Day, then such Floating Payment Date therefor shall be the next LIBOR Banking Day, provided further, if such next LIBOR Banking Day would be in the next calendar month, then such Floating Payment Date shall be the immediately preceding LIBOR Banking Day.

          "Floating Payment Period" means for each Item of Equipment means the
           -----------------------
period commencing on the Funding Date for such Item of Equipment and ending on the next Floating Payment Date for all other Items of Equipment and thereafter each period elected by Lessee in accordance with Section 5 of the Participation Agreement, for each Tranche B Loan, each period selected by Lessor in accordance with Section 2.3.3 of the Tranche B Loan Agreement and for each Equity Contribution, each period selected by Lessor in accordance with Section 5.7 of the Limited Partnership Agreement.

          "Foreign Credit Facility" means any credit facility of a Foreign
           -----------------------
Restricted Subsidiary.

          "Foreign Credit Facility (Tranche B)" means any credit facility of any
           -----------------------------------
Subsidiary of Lessee (i) whose jurisdiction of incorporation is other than the United States of America, any state thereof, the District of Columbia or any possession thereof and (ii) which derives substantially all of it income from jurisdictions other than the United States of America.

          "Foreign Pension Plan" means any plan, fund (including, without
           --------------------
limitation, any superannuation fund) or other similar program established or maintained outside the United States of America by Guarantor or any one or more of its Subsidiaries primarily for the benefit of employees of Guarantor or such Subsidiaries residing outside the United States of America, which plan, fund or other similar program provides, or results in, retirement income, a deferral of income in contemplation of retirement or payments to be made upon termination of employment, and which plan is not subject to ERISA or the Code.

          "Foreign Restricted Subsidiary" means any Restricted Subsidiary of
           -----------------------------
Lessee (i) whose jurisdiction of incorporation is other than the United States of America, any state thereof, the District of Columbia or any possession thereof and (ii) which derives substantially all of its income from jurisdictions other than the United States of America.

          "Foreign Subsidiary" means each Subsidiary of Lessee that is
           ------------------
incorporated under the laws of any jurisdiction other than the United States of America, any State thereof, or any territory thereof.

          "Funding Date" means each date on which Tranche A Notes are issued and
           ------------
Tranche B Loans are made in accordance with the Operative Documents, which date shall be a LIBOR Banking Day.

          "Funding Escrow Agreement" means for each Funding Date the Funding
           ------------------------
Escrow Agreement substantially in the form attached to the Participation Agreement as Exhibit G, to be executed by Lessee, Lessor, Indenture Trustee, purchasers or underwriters of the Tranche A Notes, Tranche B Lenders making Tranche B Loans on such Funding Date, Administrative Agent and Collateral Agent.

          "Funding Notice" means a Funding Notice and Instructions Re Funds On
           --------------
Funding Date, substantially in the form of Exhibit C to the Participation Agreement.

          "GAAP" means generally accepted accounting principles set forth in the
           ----
opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession of the United States, which are in effect as of the Closing Date, provided, however, that all reports and other financial information provided by Lessee to Tranche A Noteholders or Indenture Trustee shall be prepared in accordance with GAAP as in effect on the date of such report or other financial information.

          "Governmental Entity" means any Federal, state, municipal or other
           -------------------
governmental department, commission, board, bureau, agency, central bank or instrumentality or any court, in each case whether of the United States or any foreign country.

          "Governmental Requirement" shall mean any law, statute, code,
           ------------------------
ordinance, order, determination, rule, regulation, judgment, decree, injunction, franchise, permit, certificate, license, authorization or other directive or requirement (whether or not having the force of law), including, without limitation, Environmental Laws, energy regulations and occupational, safety and health standards or controls, of any Governmental Entity.

          "GSI Acquisition" means the acquisition of Gas Services International
           ---------------
Ltd. and related entities including International Pumps and Compressory Pts. Ltd. for consideration of approximately $21,000,000.

          "Guaranteed Obligations" has the meaning set forth in Section 8 of the
           ----------------------
Participation Agreement.

          "Guarantor" means Universal Compression Holdings, Inc., a Delaware
           ---------
corporation.

          "Guaranty Party" has the meaning set forth in Section 8 of the
           --------------
Participation Agreement.

          "Hazardous Materials" means (i) any petroleum or petroleum products,
           -------------------
radio-active materials, asbestos in any form that is or could become friable, urea formaldehyde foam insulation, transformers or other equipment that contain dielectric fluid containing levels of polychlorinated biphenyls, and radon gas;
(ii) any chemicals, materials or substances defined as or included in the definition of "hazardous substances," "hazardous waste," "hazardous materials," "extremely hazardous substances," "restricted hazardous waste," "toxic substances,"

"toxic pollutants," "contaminants," or "pollutants," or words of similar import, under any applicable Environmental Law; and (iii) any other chemical, material or substance, the Release of which is prohibited, limited or regulated by any governmental authority.

          "Hedging Agreements" shall mean any commodity, interest rate or
           ------------------
currency swap, cap, floor, collar, forward agreement or other exchange or protection agreements or any option with respect to any such transaction.

          "Indebtedness" means with respect to any Person, without duplication,
           ------------
(i) all Obligations of such Person for borrowed money, (ii) all Obligations of such Person evidenced by bonds, debentures, notes or other similar instruments,
(iii) (A) all Capitalized Lease Obligations of such Person and (B) all Obligations in respect of any Operating Lease Facility, (iv) all Obligations of such Person issued or assumed as the deferred purchase price of property (including any purchase price adjustment(s) related to the acquisition of Tidewater Compression), all conditional sale obligations and all Obligations under any title retention agreement (but excluding trade accounts payable and other accrued liabilities arising in the ordinary course of business that are not overdue by 120 days or more or are being contested in good faith by appropriate proceedings promptly instituted and diligently conducted), (v) all Obligations of such Person for the reimbursement of any obligor on any letter of credit, banker's acceptance or similar credit transaction, (vi) guarantees and other contingent obligations in respect of Indebtedness of other Persons of the type referred to in clauses (i) through (v) above and clause (viii) below to the extent such Indebtedness is so guaranteed, (vii) all Obligations of any other Person of the type referred to in clauses (i) through (vi) above which are secured by any lien on any property or asset of such Person, the amount of such Obligation being deemed to be the lesser of the fair market value of such property or asset and the amount of the Obligation so secured, (viii) all Obligations of such Person under Currency Agreements and Interest Swap Obligations of such Person (other than effective hedging instruments designated as such by such Person) and (ix) all Disqualified Capital Stock issued by such Person with the amount of Indebtedness represented by such Disqualified Capital Stock being equal to the greater of its voluntary or involuntary liquidation preference and its maximum fixed repurchase price, but excluding accrued dividends, if any. For purposes hereof, the "maximum fixed repurchase price" of any Disqualified Capital Stock which does not have a fixed repurchase price shall be calculated in accordance with the terms of such Disqualified Capital Stock as if such Disqualified Capital Stock were purchased on any date on which Indebtedness shall be required to be determined pursuant to the Indenture, and if such price is based upon, or measured by, the fair market value of such Disqualified Capital Stock, such fair market value shall be determined in good faith by the Board of Directors of the issuer of such Disqualified Capital Stock. The amount of Indebtedness of any Person at any date shall be the outstanding balance at such date of all unconditional obligations as described above and, with respect to contingent obligations, the maximum liability upon the occurrence of the contingency giving rise to the obligation, provided that
(A) the amount outstanding at any time of any Indebtedness issued with original issue discount is the original issue price of such indebtedness and (B) "Indebtedness" shall not include any money borrowed and set aside, at the time of the incurrence of related Indebtedness, to fund cash interest payments on such related Indebtedness.

          "Indemnifying Party" has the meaning set forth in Section 12.11 of the
           ------------------
Participation Agreement.

          "Indenture" means the Indenture Agreement dated as of February 9, 2001
           ---------
among Lessor, Co-Obligor and Indenture Trustee.

          "Indenture Trustee" means The Bank of New York and any successor
           -----------------
thereto appointed in accordance with the terms of the Indenture.

          "Interest Coverage Ratio" shall mean the ratio of (i) EBITDAR for the
           -----------------------
applicable Testing Period to (ii) Total Interest Expense for the applicable Testing Period.

          "Initial Fair Market Value" with respect to any Item of Equipment,
           -------------------------
means the amount identified as the fair market value of such Item on the Appraisal delivered to Lessor in accordance with Section 3.1(o) of the Participation Agreement.

          "Initial Purchaser" means each Underwriter and each purchaser party to
           -----------------
a Note Purchase Agreement.

          "Interest Rate Protection Agreement" means any interest rate swap
           ----------------------------------
agreement, interest rate cap agreement, interest collar agreement, interest rate hedging agreement or other similar agreement or arrangement.

          "Interest Swap Obligations" means the obligations of any Person
           -------------------------
pursuant to any arrangement with any other Person, whereby, directly or indirectly, such Person is entitled to receive from time to time periodic payments calculated by applying either a floating or a fixed rate of interest on a stated notional amount in exchange for periodic payments made by such other Person calculated by applying a fixed or a floating rate of interest on the same notional amount and shall include, without limitation, interest rate swaps, caps, floors, collars and similar agreements.

          "Investment" means, with respect to any Person, any direct or indirect
           ----------
loan or other extension of credit (including, without limitation, a guarantee) or capital contribution to (by means of any transfer of cash or other property to others or any payment for property or services for the account or use of others), or any purchase or acquisition by such Person of any Capital Stock, bonds, notes, debentures or other securities or evidences of Indebtedness issued by, any Person. "Investment" shall exclude (i) extensions of trade credit by Lessee and its Restricted Subsidiaries on commercially reasonable terms in accordance with normal trade practices of Lessee or such Restricted Subsidiary, as the case may be, and (ii) the acquisition of Capital Stock, securities or other properties or assets by Lessee or any of its Restricted Subsidiaries for, and to the extent of consideration consisting of Capital Stock of Lessee. For the purposes of Section 9.2(b) of the Participation Agreement, (i) "Investment" shall (A) include and be valued at the fair market value of the net assets of any Restricted Subsidiary at the time that such Restricted Subsidiary is designated an Unrestricted Subsidiary and (B) exclude the fair market value of the net assets of any Unrestricted Subsidiary at the time that such Unrestricted Subsidiary is designated a Restricted Subsidiary and (ii) the amount of any Investment shall be the original cost of such Investment plus the cost of all additional Investments by Lessee or any of its Restricted Subsidiaries, without any adjustments for increases or decreases in value, or write-ups, write-downs or write-offs with respect to such Investment, reduced by the payment of dividends or distributions in connection with such Investment or any other amounts received in respect of such Investment; provided that no such payment of dividends or distributions or receipt of any such other amounts shall reduce the amount of any Investment if such payment of dividends or distributions or receipt of any such amounts would be included in Consolidated Net Income. If Lessee or any Restricted Subsidiary of Lessee sells or otherwise disposes of any Common Stock of any direct or indirect Restricted Subsidiary of Lessee such that, after giving effect to any such sale or disposition, Lessee no longer owns, directly or indirectly, greater than 50% of the Common Stock of such Restricted Subsidiary, Lessee shall be deemed to have made an investment on the date of such sale equal to the fair market value of the Common Stock of such Restricted Subsidiary not sold or disposed of.

          "Investment (Tranche B)" means with respect to any Person, any direct
           ----------------------
or indirect loan or other extension of credit (including, without limitation, a guarantee) or capital contribution to (by means of any transfer of cash or other property to others or any payment for property or services for the account or use of others), or any purchase or acquisition by such Person of any Capital Stock, bonds, notes, debentures or other securities or evidences of Revolver Indebtedness issued by, any Person. Investment shall exclude extensions of trade credit by Lessee and its Subsidiaries on commercially reasonable terms in accordance with normal trade practices of Lessee or such Subsidiary, as the case may be.

          "Issue Date" means February 9, 2001.
           ----------

          "Item of Equipment" or "Item" means any of the items of Equipment
           -----------------      ----
separately identified on any Schedule of Equipment attached to a Lease Supplement other than those Items purchased pursuant to Section 28 of the Lease Agreement or substituted pursuant to Section 13 of the Lease Agreement.

          "Lease Agreement" means the Equipment Lease Agreement dated as of
           ---------------
February 9, 2001 between Lessee and Lessor and each Lease Supplement.

          "Lease Default" means any event, action or condition which with notice
           -------------
or lapse of time or both would constitute a Lease Event of Default.

          "Lease Event of Default" has the meaning set forth in Section 23 of
           ----------------------
the Lease Agreement.

          "Lease Payment" means each Semi-Annual Lease Payment, Floating Lease
           -------------
Payment, any Lease Premium, any Deficiency, any end of term rent adjustment payable in accordance with Section 29.2 or 29.4 of the Lease Agreement and any payments due under Sections 28.2 or 28.4 of the Lease Agreement.

          "Lease Period" for each Item of Equipment means each Semi-Annual
           ------------
Payment Period and each Floating Payment Period therefor.

          "Lease Premium" means the Lease Payment payable on a Funding Date
           -------------
pursuant to Section 7.1.3 of the Lease Agreement.

          "Lease Supplement" means each Lease Supplement substantially in the
           ----------------
form attached to the Lease Agreement as Exhibit A, to be executed by Lessor and Lessee on a Funding Date.

          "Leasehold" of any Person means all the right, title and interest of
           ---------
such Person as lessee or licensee in, to and under leases or licenses of land, improvements and/or fixtures.

          "Lessee" means Universal Compression, Inc., a Texas corporation.
           ------

          "Lessee Certificate" means a certificate by Lessee executed by a
           ------------------
Responsible Officer in the form of Exhibit B to the Participation Agreement.

          "Lessee Collateral" has the meaning set forth in Section 9 of the
           -----------------
Lease Agreement.

          "Lessee Financing Statement" means the financing statements and any
           --------------------------
supplement or amendment thereto in form and substance reasonably acceptable to Lessor and the Administrative Agent appropriately completed and executed by Lessee for filing in each jurisdiction necessary or desirable (as reasonably determined by Agent or Lessor) to perfect Lessor's interest in the Lessee Collateral to the extent the Lease Agreement is a security agreement.

          "Lessee Indemnified Person" means Lessor, Co-Obligor, Indenture
           -------------------------
Trustee and each of their respective partners, shareholders, officers, directors, contractors, employees, agents and servants.

          "Lessee Maintenance Practices" means from time to time Lessee's
           ----------------------------
practices and policies with respect to the maintenance and servicing of natural gas compressors owned, managed and leased by Lessee.

          "Lessor" means BRL Universal Equipment 2001 A, L.P.
           ------

          "Lessor Collateral" has the meaning set forth in Section 7.1 of the
           -----------------
Participation Agreement.

          "Lessor Financing Statements" means financing statements in form and
           ---------------------------
substance reasonably acceptable to the Administrative Agent and appropriately completed and executed by Lessor for filing in each jurisdiction necessary or desirable (as reasonably determined by the Administrative Agent) to perfect a security interest in favor of the Collateral Agent in the Lessor Collateral.

          "Lessor General Partner" means BRL Universal Equipment Management,
           ----------------------
Inc.

          "Lessor Indemnified Person" means each of  Indenture Trustee, each
           -------------------------
Tranche A Noteholder, each Tranche B Lender, Administrative Agent and Collateral Agent, and each of their respective Affiliates, officers, directors, employees, beneficiaries, stock-holders, agents and servants.

          "Lessor Indemnity Agreement" means the Indemnity and Security
           --------------------------
Agreement dated as of February 9, 2001 among Lessor, each Limited Partner and Equity Administrative Agent.

          "Lessor Lien" means any Lien on or against any Item of Equipment, the
           -----------
Lease Agreement, or Lessor's interest therein arising as a result of (i) any claim against Lessor not resulting from the transactions contemplated by the Operative Documents, (ii) any act or omission of Lessor which is not required or expressly permitted by the Operative Documents or is in violation of any of the terms of the Operative Documents, (iii) any claim against Lessor with respect to Taxes or obligations of such Person against which Lessee is not required to indemnify such Person pursuant to the Participation Agreement or the other Operative Documents or (iv) any claim against Lessor arising out of any transfer by Lessor of all or any portion of the interest of such Person in any Item or the Operative Documents other than the transfer of interest in or possession of such Item by such Person pursuant to and in accordance with the Operative Documents or pursuant to the exercise of any remedy set forth in the Operative Documents.

          "Lessor Margin Letter" means the letter agreement dated as of February
           --------------------
9, 2001 between Lessee, Lessor and Administrative Agent regarding the amount to be paid by Lessee under clause (iii) of Section 7.1.2 of the Lease Agreement.

          "Letters of Credit" shall mean the letters of credit issued pursuant
           -----------------
to Section 2.01(b) of the Revolver and all reimbursement obligations pertaining to any such letters of credit, and "Letter of Credit" shall mean any one of the Letters of Credit and the reimbursement obligations pertaining thereto and shall include Offshore Currency Letters of Credit.

          "Liability Insurance" has the meaning set forth in Section 20 of the
           -------------------
Lease Agreement.

          "LIBOR Banking Day" means any day other than a day on which banking
           -----------------
institutions in New York, New York or London, England are authorized by law to close.

          "LIBOR Rate" means (i) the offered quotation to first-class banks in
           ----------
the New York interbank Eurodollar market by Bankers Trust Company for Dollar deposits of amounts in immediately available funds comparable to the outstanding principal amount of the Tranche B Loans with maturities comparable to the applicable Floating Payment Period applicable for such Tranche B Loans commencing two LIBOR Banking Days thereafter as of 10:00 A.M. (New York time) on the date which is two LIBOR Banking Days prior to the commencement of such Floating Payment Period, divided (and rounded off to the nearest 1/16 of 1%) by
(ii) a percentage equal to 100% minus the then stated maximum rate of all reserve requirements (including, without limitation, any marginal, emergency, supplemental, special or other reserves required by applicable law) applicable to any member bank of the Federal Reserve System in respect of Eurocurrency funding or liabilities as defined in Regulation D (or any successor category of liabilities under Regulation D) in the case of both clause
(i) and clause (ii) as determined by Administrative Agent.

          "Lien" means any lien, mortgage, deed of trust, pledge, security
           ----
interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof and any agreement to give any security interest).

          "Limited Event of Default" has the meaning provided in Section 17.6 of
           ------------------------
the Lease Agreement.

          "Limited Partners" means Deutsche Bank AG, New York Branch, First
           ----------------
Union National Bank and any Eligible Transferee that is an assignee thereof and any other Eligible Transferees who from time to time become party to the Limited Partnership Agreement as Limited Partners in accordance with the terms of the Limited Partnership Agreement.

          "Limited Partnership Agreement" means that certain Amended and
           -----------------------------
Restated Limited Partnership Agreement of the Lessor, dated as of February 9, 2001.

          "Limited Partnership Agreement Supplement" means the supplement
           ----------------------------------------
substantially in the form attached to the Limited Partnership Agreement as Exhibit D to be delivered in accordance with the terms thereof.

          "Loan Default" means an event, which with the giving of notice or
           ------------
lapse of time or both, would become a Loan Event of Default.

          "Loan Event of Default" means a Tranche A Event of Default or a
           ---------------------
Tranche B Event of Default.

          "Loss, Damage and Destruction" has the meaning set forth in Section 19
           ----------------------------
of the Lease Agreement.

          "Losses" has the meaning provided in Section 10.1 of the Participation
           ------
Agreement.

          "Majority Tranche A Noteholders" means the Tranche A Noteholders
           ------------------------------
holding a majority in aggregate principal amount of the Tranche A Notes then outstanding (as determined in accordance with the terms of the Indenture).

          "Majority Tranche B Lenders" means the Tranche B Lenders holding more
           --------------------------
than fifty percent (50%) of the outstanding principal amount of the Tranche B Notes.

          "Makewhole" means, with respect to a Tranche A Note, an amount equal
           ---------
to the greater of (i) 1.0% of the outstanding principal amount of such Tranche A Note and (ii) the excess of (a) the present value of the remaining interest, premium and principal payments due on such Tranche A Note as if such Tranche A Note were redeemed on February 15, 2005, computed using a discount rate equal to the Treasury Rate on such date plus 0.50%, over (b) the outstanding principal amount of such Tranche A Note.

          "Material Adverse Effect" means any material and adverse effect on (i)
           -----------------------
the assets, liabilities, financial condition, business, operations or affairs of Lessee, Guarantor and their Subsidiaries taken as a whole as reflected in the Financial Statements or from the facts represented or warranted in any Operative Documents and the Offering Memorandum prepared in connection with the issuance of the Tranche A Notes as the case may be, or (ii) the ability of Lessee, Guarantor and their Subsidiaries taken as a whole to carry out their business as at the Closing Date or as proposed as of the Closing Date to be conducted or meet their obligations under the Operative Documents, as the case may be, on a timely basis.

          "Material Adverse Effect (Tranche B)" means any material and adverse
           -----------------------------------
effect on (i) the assets, liabilities, financial condition, business, operations or affairs of Lessee, Guarantor and their Subsidiaries taken as a whole as reflected in the Financial Statements or from the facts represented or warranted in any Operative Documents and the Offering Memorandum prepared in connection with the issuance of the Tranche A Notes, as the case may be, or (ii) the ability of Lessee, Guarantor and their Subsidiaries taken as a whole to meet their obligations under the Operative Documents, as the case may be, on a timely basis.

          "Maturity Date" for each Tranche A Note and each Tranche B Loan means
           -------------
the earlier of (i) the last day of the Term for the Items of Equipment financed with the proceeds of such Tranche A Note or Tranche B Loan and (ii) the date on which such Tranche A Note or Tranche B Loan becomes due and payable in accordance with the terms thereof.

          "Maximum Acquisition Cost" for all Items of Equipment to be acquired
           ------------------------
by Lessor and leased to Lessee under the Lease Agreement on any Funding Date, means the amount identified as such on the Participation Agreement Supplement for such Funding Date.

          "Maximum Lessee Risk Amount" for any Item of Equipment on any date of
           --------------------------
determination means an amount obtained by multiplying (i) the percentage set forth as the "Maximum Lessee Risk Percentage" in the Lease Supplement for such Item (which percentage will be the maximum amount permitted in order to allow Lessee to get off balance sheet treatment for the Equipment (approximately 82%)) by (ii) the Acquisition Cost for such Item.

          "Maximum Lessor Risk Amount" for any Item of Equipment on any date of
           --------------------------
determination means an amount obtained by multiplying (i) the percentage set forth as "Maximum Lessor Risk Percentage" in the Lease Supplement (which percentage will be 100% less the Maximum Lessee Risk Amount) by (ii) the Acquisition Cost for such Item.

          "Merger" means the merger pursuant to that certain Agreement and Plan
           ------
of Merger dated as of October 23, 2000 among Enterra Compression Company, WEUS Holding, Inc., Weatherford International, Inc., Guarantor and Lessee, and related agreements.

          "Moody's shall mean Moody's Investors Services, Inc.
           -------

          "Multiemployer Plan" shall mean a Plan defined as such in Section
           ------------------
3(37) or 4001(a)(3) of ERISA.

          "Net Cash Proceeds" means, with respect to any Asset Sale, the
           -----------------
proceeds in the form of cash or Cash Equivalents including payments in respect of deferred payment obligations when received in the form of cash or Cash Equivalents (other than the portion of any such deferred payment constituting interest) received by Lessee or any of its Restricted Subsidiaries from such Asset Sale net of (a) reasonable out-of-pocket expenses and fees relating to such Asset Sale (including, without limitation, legal, accounting and investment banking fees and sales or brokerage commissions), (b) net taxes paid or payable as a result of such Asset Sale, (c) repayment of Indebtedness that is required to be repaid in connection with such Asset Sale, (d) amounts required to be paid to any Person (other than Lessee or any of its Restricted Subsidiaries) owning a beneficial interest in the assets which are subject to such Asset Sale and (e) appropriate amounts to be provided by Lessee or any Restricted Subsidiary, as the case may be, as a reserve, in accordance with GAAP, against any liabilities associated with such Asset Sale and retained by Lessee or any Restricted Subsidiary, as the case may be, after such Asset Sale, including, without limitation, pension and other post-employment benefit liabilities, liabilities related to environmental matters and liabilities under any indemnification obligations associated with such Asset Sale.

          "Net Proceeds of Sale" means with respect to each Item of Equipment
           --------------------
sold by Lessor pursuant to Section 24(c) or 28.3 of the Lease Agreement or sold by Lessor as referenced in Section 29.2 of the Lease Agreement, the net amount of the proceeds of sale of such Item, after deducting from the gross proceeds of such sale (i) all sales taxes and other taxes as may be applicable to the sale or transfer of such Item, (ii) all fees, costs and expenses of such sale reasonably incurred by Lessor or Lessee in the case of a sale on the Termination Date or by Lessor in the case of a sale after the Termination Date and (iii) any other amounts for which, if not paid, Lessor would be liable as a result of such sale or which, if not paid, would constitute a Lien on such Item.

          "Net Proceeds Offer Trigger Date" has the meaning set forth in Section
           -------------------------------
9.2(c) of the Participation Agreement.

          "Net Proceeds Redemption Target" has the meaning set forth in Section
           ------------------------------
28.4.3 of the Lease Agreement.

          "9 7/8% Senior Discount Notes" means those certain unsecured 9 7/8%
           ----------------------------
Senior Discount Notes due 2008, issued by Lessee pursuant to that certain Indenture dated as of February 20, 1998, between TW Acquisition Corporation (now known as Universal Compression, Inc.) and the United States Trust Company of New York.

          "Non-U.S. Person" means any Person that is not a U.S. Person.
           ---------------

          "Note Purchase Agreement" means any note purchase agreement executed
           -----------------------
and delivered by Lessor with respect to the sale of any Tranche A Notes issued in accordance with the Indenture.

          "Notice of Substitution" has the meaning set forth in Section 13(b) of
           ----------------------
the  Lease  Agreement.

          "Obligations" means all obligations for principal, premium, interest,
           -----------
penalties, fees, indemnifications, reimbursements, damages and other liabilities payable under the documentation governing any Indebtedness.

          "Offshore Currency" shall mean any lawful currency (other than
           -----------------
Dollars) that the relevant Issuing Bank with respect to any Offshore Currency Letter of Credit, in its sole reasonable opinion, at any time determines to be
(a) freely traded in the offshore interbank foreign exchange markets, (b) freely transferable, and (c) freely convertible into Dollars.

          "Offshore Currency Letter of Credit" shall mean any Letter of Credit
           ----------------------------------
denominated in an Offshore Currency.

          "Operating Equipment Lease" means, as to any Person, any asset backed
           -------------------------
securitization transaction (other than the ABS Operating Lease Facility) entered into for the purpose of financing gas compression equipment and any operating lease transaction relating to gas compression equipment that is treated as an operating lease for purposes of accounting in accordance with GAAP but not for tax purposes.

          "Operating Equipment Lease Facility" means each operating lease
           ----------------------------------
transaction or asset backed securitization transaction (other than the ABS Operating Lease Facility) contemplated by an Operating Equipment Lease, including without limitation, the Lease Agreement.

          "Operating Equipment Lease Obligations" shall mean, as to any Person,
           -------------------------------------
all obligations of such Person as lessee under any Operating Equipment Lease.

          "Operating Lease Facility" means any operating lease transaction
           ------------------------
entered into by Lessee or its Restricted Subsidiaries resulting in the off-balance sheet financing of any Lessee's or such Restricted Subsidiary's gas compression equipment.

          "Operative Documents" means the Participation Agreement, each
           -------------------
Participation Agreement Supplement, Security Supplement, the Indenture, each Note Purchase Agreement, each Underwriting Agreement, any Registration Rights Agreement, the Tranche B Loan Agreement, the Tranche A Notes, the Tranche B Notes, the Bills of Sale, the Funding Notices, the Lease Agreement, the Lease Supplements, the Limited Partnership Agreement, the Quiet Enjoyment and Indemnity Agreement (Tranche A), the Quiet Enjoyment and Indemnity Agreement (Tranche B), the Funding Escrow Agreement, the Lessor Indemnity Agreement, the Lessor Margin Letter, the Security Documents, and each other document identified as an "Operative Document" in a Participation Agreement Supplement and in each case, all exhibits and supplements thereto, in each case as amended and modified from time to time.

          "Optional Alteration" has the meaning set forth in Section 12(c) of
           -------------------
the Lease Agreement.

          "Original Participation Agreement" has the meaning set forth in the
           --------------------------------
recitals to the Participation Agreement.

          "Other Hedging Agreement" means any foreign exchange contract,
           -----------------------
currency swap agreement or other similar agreement or arrangement designed to protect against the fluctuations in currency values.

          "Overdue Rate" (i) with respect to any amount due any Tranche A
           ------------
Noteholder means the Tranche A Rate applicable to such Person's Tranche A Note plus two (2) percent (200 basis points), (ii) with respect to any amount due any Tranche B Lender means the Applicable Tranche B Rate for such Lender's Tranche B Loan at the time in effect plus two (2) percent (200 basis points) and (iii) with respect to any amount due a Limited Partner means the Applicable Equity Rate for such Limited Partner's Equity Contribution at the time in effect plus two (2) percent (200 basis points).

          "Participation Agreement" means the First Amended and Restated
           -----------------------
Participation Agreement dated as of October __, 2001, among Lessee, Guarantor, Lessor, Lessor General Partner, Indenture Trustee, Tranche B Lenders, Administrative Agent and Collateral Agent.

          "Participation Agreement Supplement" for each Funding Date after the
           ----------------------------------
Closing Date means the Participation Agreement Supplement substantially in the form attached to the Participation Agreement as Exhibit E and sequentially numbered to be executed by the Lessee, Guarantor, Lessor, the Tranche B Lenders who have committed to make a Tranche B Loan on such Funding Date, the Indenture Trustee and consented to by the Administrative Agent.

          "Payment Date" for the lease of each Item of Equipment each
           ------------
Semi-Annual Payment Date and Floating Payment Date, for each Tranche A Note, means each Semi-Annual Payment Date and for each Tranche B Loan and Equity Contribution, means each Floating Payment Date.

          "Payment Date Option Amount" has the meaning set forth in Section 28.4
           --------------------------
of the Lease Agreement.

          "PBGC" means the Pension Benefit Guaranty Corporation or established
           ----
pursuant to Section 4002 of ERISA, or any successor thereto.

          "Permitted Business" means the business in which Lessee is engaged on
           ------------------
the Closing Date and reasonable extensions thereof.

          "Permitted Holder(s)" means (i) Weatherford and any Affiliate of
           -------------------
Weatherford and (ii) each of CHP and Castle Harlan Inc. and employees, management, directors and Affiliates of the foregoing.

          "Permitted Indebtedness" means, without duplication, each of the
           ----------------------
following:

          (i) Indebtedness under the Lease Agreement as in effect on the Issue Date (which Lease Agreement will relate to Equipment with an appraised fair market value of at least $427,000,000);

          (ii) Indebtedness incurred pursuant to the Credit Agreement in an aggregate principal amount at any time outstanding not to exceed (A) $125,000,000 in the aggregate with respect to Indebtedness under the Revolving Credit Loans, reduced by any required permanent repayments (which are accompanied by a corresponding permanent commitment reduction) thereunder and
(B) under one or more any Foreign Credit Facilities, reduced by any required permanent repayments thereof as a result of any asset sales, but not to exceed $25,000,000 outstanding at any one time;

          (iii) other Indebtedness of Lessee and its Restricted Subsidiaries outstanding on the Issue Date reduced by the amount of any scheduled amortization payments or mandatory prepayments when actually paid or permanent reductions thereon;

          (iv) Interest Swap Obligations of Lessee covering Indebtedness of Lessee or any of its Restricted Subsidiaries and Interest Swap Obligations of any Restricted Subsidiary of Lessee covering Indebtedness of such Restricted Subsidiary and its Restricted Subsidiaries; provided, however, that such Interest Swap Obligations are entered into to protect Lessee and its Restricted Subsidiaries from fluctuations in interest rates on Indebtedness incurred in accordance with Section 9.2(c) of the Participation Agreement to the extent the notional principal amount of such Interest Swap Obligation does not exceed the principal amount of the Indebtedness to which such Interest Swap Obligation relates;

          (v) Indebtedness under Currency Agreements; provided that in the case of Currency Agreements which relate to Indebtedness, such Currency Agreements do not increase the Indebtedness of Lessee and its Restricted Subsidiaries outstanding other than as a result of fluctuations in foreign currency exchange rates or by reason of fees, indemnities and compensation payable thereunder;

          (vi) Indebtedness of a Restricted Subsidiary of Lessee to Lessee or to a Restricted Subsidiary of Lessee for so long as such Indebtedness is held by Lessee or a Restricted Subsidiary of Lessee, in each case subject to no Lien held by a Person other than Lessee or a Restricted Subsidiary of Lessee; provided that if as of any date any Person other than Lessee or a Restricted Subsidiary of Lessee owns or holds any such Indebtedness or holds a Lien, other than a Tranche A Permitted Lien, in respect of such Indebtedness, such date shall be deemed the incurrence of Indebtedness not constituting Permitted Indebtedness by the issuer of such Indebtedness;

          (vii) Indebtedness of Lessee to a Restricted Subsidiary of Lessee for so long as such Indebtedness is held by a Restricted Subsidiary of Lessee, in each case subject to no Lien, other than a Tranche A Permitted Lien; provided that (a) any Indebtedness of Lessee to any Restricted Subsidiary of Lessee is unsecured and subordinated, pursuant to a written agreement, to Lessee's obligations under the Lease Agreement and (b) if as of any date any Person other than a Restricted Subsidiary of Lessee owns or holds any such Indebtedness or any Person, other than pursuant to the Credit Agreement, holds a Lien in respect of such Indebtedness, such date shall be deemed the incurrence of Indebtedness not constituting Permitted Indebtedness by Lessee;

          (viii) Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument inadvertently (except in the case of daylight overdrafts) drawn against insufficient funds in the ordinary course of business; provided, however, that such Indebtedness is extinguished within three business days of incurrence;

          (ix) Indebtedness of Lessee or any of its Restricted Subsidiaries represented by letters of credit for the account of Lessee or such Restricted Subsidiary, as the case may be, in order to provide security for workers' compensation claims, payment obligations in connection with self-insurance or similar requirements in the ordinary course of business;

          (x) Indebtedness represented by Capitalized Lease Obligations and Purchase Money Indebtedness of Lessee or Guarantor and their Restricted Subsidiaries incurred in the ordinary course of business not to exceed $20,000,000 at any one time outstanding;

          (xi) Indebtedness (A) in respect of performance, surety or appeal bonds or letters of credit provided in the ordinary course of business, or (B) arising from agreements providing for indemnification, adjustment of purchase price or similar obligations, or from guarantees or letters of credit, surety bonds or performance bonds securing any such obligations of Lessee or any of its Restricted Subsidiaries, in any case incurred in connection with the disposition of any business, assets or Restricted Subsidiary of Lessee (excluding herefrom any guarantees of Indebtedness incurred by any Person acquiring all or any portion of such business, assets or Restricted Subsidiary of Lessee for the purpose of financing such acquisition), in a principal amount not to exceed the gross proceeds actually received by Lessee or any of its Restricted Subsidiaries in connection with such disposition;

          (xii) Indebtedness of Lessee or any of its Restricted Subsidiaries, to the extent the net proceeds thereof are substantially contemporaneously used to purchase Equipment from Lessor to fund (A) the repurchase of Tranche A Notes tendered in a Change of Control Offer or (B) a deposit to defease the Tranche A Notes;

          (xiii) guarantees of Indebtedness of Lessee or any of its Restricted Subsidiaries by any Restricted Subsidiary; and guarantees of Indebtedness of any Restricted Subsidiary of Lessee by Lessee provided that such Indebtedness is permitted by Section 9.2(a) of the Participation Agreement;

          (xiv) Indebtedness of Lessee and its Restricted Subsidiaries under the ABS Operating Lease Facility to the extent of the initial draw thereunder on the issue date thereof and, thereafter, additional draws to the extent that Lessee or its Restricted Subsidiaries apply the proceeds of such draws to permanently repay Indebtedness of Lessee or its Restricted Subsidiaries;

          (xv)     Refinancing Indebtedness; and

          (xvi) additional Indebtedness of Lessee and its Restricted Subsidiaries in an aggregate principal amount not to exceed $20,000,000 at any one time outstanding.

          "Permitted Investments" means (i) Investments by Lessee or any
           ---------------------
Restricted Subsidiary of Lessee in any Person that is or will become immediately after such Investment a Restricted Subsidiary of Lessee or that will merge or consolidate into Lessee or a Restricted Subsidiary of Lessee; (ii) Investments in Lessee by any Restricted Subsidiary of Lessee; provided that any Indebtedness evidencing such Investment in Lessee is unsecured and subordinated, pursuant to a written agreement, to Lessee's obligations under the Lease Agreement; (iii) in-vestments in cash and Cash Equivalents; (iv) loans and advances to employees and officers of Lessee and its Restricted Subsidiaries in the ordinary course of business for bona fide business purposes not in excess of $500,000 at any one time outstanding; (v) Currency Agreements and Interest Swap Obligations entered into in the ordinary course of Lessee's or its Restricted Subsidiaries' businesses and otherwise in compliance with the Participation Agreement; (vi) In-vestments in Unrestricted Subsidiaries and joint ventures not to exceed $10,000,000 at any one time outstanding; (vii) Investments in securities of trade creditors or customers received pursuant to any plan of reorganization or similar arrangement upon the bankruptcy or insolvency of such trade creditors or customers; (viii) Investments made by Lessee or its Restricted Subsidiaries as a result of consideration received in connection with an Asset Sale made in compliance with the Section 9.2(c) of the Participation Agreement; (ix) other Investments not to exceed $10,000,000 at any one time outstanding and (x) Investments existing on the Issue Date.

          "Permitted Liens" means, as to any Item of Equipment (i) the
           ---------------
respective rights and interests of the parties under the Operative Documents as provided in the Operative Documents (including any Lien created pursuant to or expressly permitted by the terms of the Operative Documents), (ii) Liens for Taxes that either are not yet due and payable or are being contested in good faith, (iii) any Sublease, (iv) Liens arising by operation of law, materialmen's, mechanics', workers', repairmen's, employees', carriers', warehousemen's and other like Liens in connection with any alterations, modifications or replacements to the extent permitted by Sections 12 and 13 of the Lease Agreement for amounts that are not more than sixty (60) days past due or are being diligently contested in good faith by appropriate proceedings, so long as such proceedings satisfy the conditions for contest proceedings set forth in Section 10 of the Participation Agreement, (v) Liens arising out of judgments or awards with respect to which appeals or other proceedings for review are being prosecuted in good faith and for the payment of which adequate reserves have been provided as required by GAAP or other appropriate provisions have been made, and (vi) Liens created by Lessee with the written consent of Lessor and any Assignee.

          "Person" means any individual, corporation, partnership, limited
           ------
liability company, joint venture, association, joint stock company, trust, trustee(s) of a trust, unincorporated organization, or government or Governmental Entity, agency or political subdivision thereof.

          "Plan" means any pension plan as defined in Section 3(2) of ERISA,
           ----
which is maintained or contributed to by (or to which there is an obligation to contribute of) Guarantor or a Subsidiary of Guarantor or an ERISA Affiliate, and each such plan for the five year period immediately following the latest date on which Guarantor, or a Subsidiary of Guarantor or an ERISA Affiliate maintained, contributed to or had an obligation to contribute to such plan.

          "Preferred Stock" of any Person means any Capital Stock of such Person
           ---------------
that has preferential rights to any other Capital Stock of such Person with respect to dividends or redemptions or upon liquidation.

          "Premium" means, with respect to the Tranche A Notes, any premium
           -------
(including any Makewhole), payable upon an optional redemption of the Tranche A Notes by Lessor (whether following an Equity Offering, a Change of Control or otherwise), the premium payable pursuant to an offer to repurchase Tranche A Notes upon the occurrence of a Change of Control, any amounts in excess of the principal amount thereof payable upon acceleration of the Tranche A Notes and, if applicable, such amount in excess of the aggregate principal amount of the Tranche A Notes as may be necessary to be deposited by Lessor in connection with either a covenant defeasance or a legal defeasance of the Tranche A Notes under the Indenture.

          "Projections" has the meaning set forth in Section 2.1(ii) of the
           -----------
Participation Agreement.

          "Property" shall mean any interest in any kind of property or asset,
           --------
whether real, personal or mixed, or tangible or intangible.

          "Property Insurance" has the meaning set forth in Section 20 of the
           ------------------
Lease Agreement.

          "Purchase Date" has the meaning set forth in Section 28.4.4 of the
           -------------
Lease Agreement.

          "Purchase Money Debt" means Revolver Indebtedness, the proceeds of
           -------------------
which are used to finance the acquisition, construction or improvement of inventory, equipment or other property in the ordinary course of business.

          "Purchase Money Indebtedness" means Indebtedness of Lessee and its
           ---------------------------
Restricted Subsidiaries incurred in the normal course of business for the purpose of financing all or any part of the purchase price, or the cost of installation, construction or improvement, of property or equipment.

          "Purchase Option Amount" has the meaning set forth in Section 28.2 of
           ----------------------
the Lease Agreement.

          "Qualified Capital Stock" means any Capital Stock that is not
           -----------------------
Disqualified Capital Stock.

          "Quarterly Date" shall mean the last day of each March, June,
           --------------
September and December, in each year, the first of which shall be March 31, 2001; provided, however, that if any such day is not a Business Day, such
      --------  -------
Quarterly Date shall be the next succeeding Business Day.

          "Quiet Enjoyment and Indemnity Agreement (Tranche A)" means the Quiet
           ---------------------------------------------------
Enjoyment and Indemnity Agreement dated February 9, 2001 among Lessee, Indenture Trustee, Administrative Agent and Collateral Agent.

          "Quiet Enjoyment and Indemnity Agreement (Tranche B)" means the Quiet
           ---------------------------------------------------
Enjoyment and Indemnity Agreement dated February 9, 2001 among Lessee, Tranche B Lenders, Administrative Agent and Collateral Agent.

          "Real  Property" of any Person means all the right, title and interest
           --------------
of  such Person in and to land, improvements and fixtures, including Leaseholds.

          "Redelivery Location" means, with respect to any Item of Equipment
           -------------------
that is to be returned by Lessee to Lessor, a location or locations within the United States designated by Administrative Agent; provided that the total number of Redelivery Locations shall not exceed four (4) locations.

          "Redelivery Notice" has the meaning set forth in Section 28.3.1 of the
           -----------------
Lease Agreement.

          "Refinance" means, in respect of any security or Indebtedness, to
           ---------
refinance, extend, renew, refund, repay, prepay, redeem, defease or retire, or to issue a security or Indebtedness in exchange or replacement for, such security or Indebtedness in whole or in part. "Refinanced" and "Refinancing" shall have correlative meanings.

          "Refinancing Indebtedness" means any Refinancing by Lessee or any
           ------------------------
Restricted Subsidiary of Lessee of Indebtedness incurred in accordance with
Section 9.2(a) of the Participation Agreement (other than pursuant to clause
(ii), (iv), (v), (vi), (vii), (viii), (ix), (x), (xi), (xii), (xiii) or (xvi) of the definition of Permitted Indebtedness), in each case (other than Refinancing Indebtedness incurred to Refinance all of the Tranche A Notes) that does not (1) result in an increase in the aggregate principal amount of Indebtedness of such Person as of the date of such proposed Refinancing (plus accrued interest and plus the amount of any premium required to be paid under the terms of the instrument governing such Indebtedness and plus the amount of reasonable fees, expenses and other amounts payable by the Lessee or any of its Restricted Subsidiaries in connection with such Refinancing) or (2) create Indebtedness with (A) a Weighted Average Life to Maturity that is less than the Weighted Average Life to Maturity of the Indebtedness being Refinanced or (B) a final maturity earlier than the final maturity of the Indebtedness being Refinanced; provided that if such Indebtedness being Refinanced is subordinate or junior to Lessee's rental payment obligations under the Lease Agreement, then such Refinancing Indebtedness shall be subordinate to Lessee's rental payment obligations under the Lease at least to the same extent and in the same manner as the Indebtedness being Refinanced.

          "Register" has the meaning set forth in Section 11.8 of the
           --------
Participation Agreement.

          "Registration Rights Agreement" means the Registration Rights
           -----------------------------
Agreement, if any, executed and delivered by Lessor, Co-Obligor, Lessee, Guarantor and the Initial Purchaser party thereto relating to the issuance and registration of Tranche A Notes.

          "Regulation D" shall mean Regulation D of the Board of Governors of
           ------------
the Federal Reserve System (or any successor), as the same may be amended or supplemented from time to time.

          "Remarketing Period" has the meaning set forth in Section 28.3.2 of
           ------------------
the Lease Agreement.

          "Replaced Equipment" has the meaning provided in Section 13(a) of the
           ------------------
Lease Agreement.

          "Reportable Event" means an event described in Section 4043(c) of
           ----------------
ERISA with respect to a Plan that is subject to Title IV of ERISA other than those events as to which the 30-day notice period is waived under PBGC Regulation Section 4043.

          "Required Alteration" has the meaning set forth in Section 12(b) of
           -------------------
the Lease Agreement.

          "Residual Value" means, for any Item of Equipment, the estimated fair
           --------------
market value of such Item as of the Scheduled Termination Date with consideration given to the effects of inflation or deflation measured from the date on which such value is determined, assuming such Item is in good condition and will continue to be maintained in good operating condition with normal preventive maintenance, and assuming the market for used equipment of the same nature on the Scheduled Termination Date will not reflect unusual conditions of supply and demand.

          "Responsible Officer" means, with respect to any Person, the chief
           -------------------
executive officer, the president, the chief financial officer, the chief operating officer, the treasurer or the vice president for financial or legal affairs of such Person, or in the case of any partnership, of any of such Person's general partners.

          "Restricted Subsidiary" of any Person means any Subsidiary of such
           ---------------------
Person which at the time of determination is not an Unrestricted Subsidiary.

          "Revised Article 9" means Article 9 of the UCC as revised and made
           -----------------
effective on or after July 1, 2001, in any applicable jurisdiction in which it has been enacted.

          "Revolver" means the Revolving Credit Facility dated as of February 9,
           --------
2001, between the Lessee, First Union Bank N.A. as Administrative Agent (as defined therein) and the lenders that become a party thereto, and if such agreement is no longer in effect, any other credit agreement or loan agreement which provides Lessee directly or indirectly, with a primary source of working capital borrowings and if no such credit agreement or loan agreement is in effect, then such last credit agreement or loan agreement as in effect immediately prior to its termination or expiration.

          "Revolver Indebtedness" means (without duplication) any and all
           ---------------------
amounts owing or to be owing by Lessee in connection with the Revolver and the Letter of Credit Application under the Revolver, and any Hedging Agreements now or hereafter arising between Lessee and any lender under the Revolver or any Affiliate thereof and permitted by the terms of the Revolver and all renewals, extensions and/or rearrangements of any of the foregoing.

          "Revolving Credit Loans" means one or more revolving credit facilities
           ----------------------
under the Credit Agreement.

          "Sale and Leaseback Transaction" means any direct or indirect
           ------------------------------
arrangement with any Person or to which any such Person is a party, providing for the leasing to Lessee or a Restricted Subsidiary of Lessee of any property, whether owned by Lessee or any Restricted Subsidiary of Lessee at the Issue Date or later acquired, which has been or is to be sold or transferred by Lessee or such Restricted Subsidiary to such Person or to any other Person from whom funds have been or are to be advanced by such Person on the security of such Property.

          "Scheduled Termination Date" means February 15, 2008.
           --------------------------

          "SEC" shall mean the Securities and Exchange Commission or any
           ---
successor Governmental Entity.

          "Secured Obligations" has the meaning set forth in Section 7.1 of the
           -------------------
Participation Agreement.

          "Secured Parties" means the Tranche A Noteholders and the Tranche B
           ---------------
Lenders.

          "Securities Act" means the Securities Act of 1933, as amended, and the
           --------------
rules and regulations promulgated thereunder.

          "Securitized Operating Lease Facility" means an Operating Lease
           ------------------------------------
Facility pursuant to which the lessor thereunder receives, directly or indirectly, the benefit of Liens on property or assets of Lessee or its Restricted Subsidiaries other than the property subject to such leases, any property or rights (including rights under subleases) relating to such leased property and the equity interest of the lessee in any such lease.

          "Security Documents" means the Participation Agreement, Lease
           ------------------
Agreement, Lease Supplement, Lessee Financing Statements and Lessor Financing Statements.

          "Security Instruments" shall mean the Letters of Credit, the Fee
           --------------------
Letter, the agreements or instruments described or referred to in Exhibit D of the Revolver, and any and all other agreements or instruments now or hereafter executed and delivered by Lessee or any other Person (other than participation or similar agreements between any lender under the Revolver and any other lender or creditor with respect to any Revolver Indebtedness pursuant to the Revolver in connection with, or as security for the payment or performance of the Lease Agreement, or the Revolver, or reimbursement obligations under the Letters of Credit, as such agreements may be amended, supplemented or restated from time to time.

          "Security Supplement" for each Funding Date means the Security
           -------------------
Supplement substantially in the form attached to the Participation Agreement as Exhibit F and sequentially numbered executed by Lessor and Collateral Agent.

          "Seller" means with respect to each Item of Equipment, whichever of
           ------
Lessee, or other Person identified as a "Seller" of such Item on the related Participation Agreement Supplement or in the case of the first Funding Date, the Persons identified in the definition of "Seller" in Appendix A to the Original Participation Agreement.

          "Semi-Annual Lease Payment" means the Lease Payment payable during the
           -------------------------
Term pursuant to Section 7.1.1 of the Lease Agreement.

          "Semi-Annual Payment Date" means each February 15 and August 15 during
           ------------------------
the Term commencing with August 15, 2001, the Termination Date and Maturity Date; provided, however, if any such calendar date is not a Business Day, then
      --------  -------
the Semi-Annual Payment Date shall be the next Business Day.

          "Semi-Annual Payment Period" means initially the period from and
           --------------------------
including the Closing Date to but excluding the next Semi-Annual Payment Date and thereafter each six month period from and including the last Semi-Annual Payment Date to but excluding the next Semi-Annual Payment Date.

          "Senior Discount Notes" means the 9-7/8% Senior Discount Notes due
           ---------------------
February 15, 2008 issued by Lessee.

          "Significant Subsidiary" with respect to any Person, means any
           ----------------------
Restricted Subsidiary of such Person that satisfies the criteria for a "significant subsidiary" set forth in Rule 1.02(w) of Regulation S-X under the Securities Act.

          "Similar Type" means, with respect to any Item of Equipment with (i) a
           ------------
horsepower rating of less than 100, a natural gas compressor with any horsepower rating, (ii) a horsepower rating of 100 or more but less than 200, a natural gas compressor with a horsepower rating of 100 or more, (iii) a horsepower rating of 300 or more but less than 600, a natural gas compressor with a horsepower rating of 300 or more, (iv) a horsepower rating of 600 or more but less than 1000, a natural gas compressor with a horsepower rating of 600 or more and (v) a horsepower rating of 1000 or more, a natural gas compressor with a horsepower rating of 1000 or more.

          "Special Entity" means any joint venture, limited liability company or
           --------------
partnership, general or limited partnership or any other type of partnership or company other than a corporation in which the Lessee or one or more of its other Subsidiaries is a member, owner, partner or joint venturer and owns, directly or indirectly, at least a majority of the equity of such entity or controls such entity, but excluding any tax partnerships that are not classified as partnerships under state law. For purposes of this definition, any Person which owns directly or indirectly an equity investment in another Person which allows the first Person to manage or elect managers who manage the normal activities of such second Person will be deemed to "control" such second Person (e.g. a sole general partner controls a
                                        ---
limited partnership).

          "Subject Item" has the meaning set forth in Section 3.1 of the
           ------------
Participation Agreement.

          "Sublease" has the meaning set forth in Section 17 of the Lease
           --------
Agreement.

          "Sublessee" has the meaning set forth in Section 17 of the Lease
           ---------
Agreement.

          "Subsidiary" means, with respect to any Person, (i) any corporation of
           ----------
which the outstanding Capital Stock having at least a majority of the votes entitled to be cast in the election of directors under ordinary circumstances shall at the time be owned, directly or indirectly, by such Person or (ii) any other Person of which at least a majority of the voting interest under ordinary circumstances is at the time, directly or indirectly, owned by such Person.

          "Substitution Date" has the meaning set forth in Section 13(a) of the
           -----------------
Lease Agreement.

          "Supplemental Payments" means all amounts, liabilities and obligations
           ---------------------
which Lessee assumes or agrees to pay under the Operative Documents.

          "S&P" shall mean Standard & Poors Ratings Group, a division of The
           ---
McGraw-Hill Companies, Inc.

          "Tax Sharing Agreement" means the tax sharing agreement between Lessee
           ---------------------
and Guarantor as in effect on the date hereof, and as thereafter modified in any way not adverse to Lessee or the Tranche A Noteholders.

          "Taxes" has the meaning set forth in Section 10.3.1 of the
           -----
Participation Agreement.

          "Term" for each Item of Equipment means the period from and including
           ----
the Funding Date therefor and ending on the Termination Date therefor.

          "Termination Date" for each Item of Equipment means the earliest of
           ----------------
(i) the Scheduled Termination Date, and (ii) if the Lessee exercises its early transfer option pursuant to Section 28.4 of the Lease Agreement, the applicable Floating Payment Date so elected by Lessee.

          "Testing Period" shall mean (a) for any determination made during the
           --------------
period from and including Closing Date through fiscal quarter ending March 31, 2002, a single period consisting of the fiscal quarter of Lessee last ended, utilizing annualized results for the period from and including the Closing Date through such fiscal quarter end, and (b) for any determination made from and including April 1, 2002, and at all times thereafter, a single period consisting of the four consecutive fiscal quarters of Lessee then last ended (whether or not such quarters are all within the same fiscal year); provided, however, that
                                                        --------  -------
if a particular provision of the Revolver indicates that a Testing Period shall be a different specified duration, such Testing

Period shall consist of the particular fiscal quarter or quarters then last ended which are so indicated in such provision.

          "TIA" means the Trust Indenture Act of 1939, as amended.
           ---

          "Tidewater Compression" means Tidewater Compression Service, Inc.
           ---------------------

          "Total Debt" shall mean, at any time (without duplication),  the sum
           ----------
of (i) 100% of Debt reflected on the balance sheet of Lessee in accordance with GAAP, plus (ii) 82% of any amount funded (Debt and equity) under Operating
      ----
Equipment Lease Facilities including the Lease Agreement, plus (iii) 85% of any
                                                          ----
amount funded (Debt and equity) in connection with the ABS Operating Equipment Lease Facility.

          "Total Interest Expense" shall mean, for any period, the total
           ----------------------
consolidated cash interest expense net of cash interest income of Lessee and its Consolidated Subsidiaries for such period (including, without limitation, the cash equivalent of the interest expense associated with Capital Lease Obligations and all interest paid on the 9 7/8% Senior Discount Notes but excluding (i) upfront fees paid in connection with the Lease Agreement, the ABS Facility or Revolver , (ii) Debt or lease issuance costs which have to be amortized, (iii) lease payments on any office equipment or real property and
(iv) any principal components paid on all lease payments) plus rental payments made in connection with Operating Equipment Lease Obligations and the ABS Facility (excluding any principal amortization components).

          "Total Leverage Ratio" means the ratio of Total Debt to EBITDAR.
           --------------------

          "Tranche A Component" for each Item of Equipment means the dollar
           -------------------
amount of the Acquisition Cost of such Item financed by Tranche A Noteholders on the Funding Date therefor, which amount shall be equal to the Maximum Lessee Risk Amount for such Item.

          "Tranche A Noteholders" means the holders of the Tranche A Notes.
           ---------------------

          "Tranche A Notes" means the senior secured notes issued pursuant to
           ---------------
the terms of the Indenture.

          "Tranche A Default" means an event or condition the occurrence of
           -----------------
which is, or with the lapse of time or the giving of notice of both would be a Tranche A Event of Default.

          "Tranche A Discount" means with respect to any Funding Date, the
           ------------------
amount, if any, by which the principal amount of the Tranche A Notes issued on such Funding Date exceeds the proceeds (other than Accrued Interest Premium) received by Lessor from the issuance of such Tranche A Notes.

          "Tranche A Event of Default" has the meaning set forth in Section 5.01
           --------------------------
of the Indenture.

          "Tranche A Permitted Liens" means the following types of Liens:
           -------------------------

          (i) Liens for taxes, assessments or governmental charges or claims either (a) not delinquent or (b) being contested in good faith by appropriate proceedings and as to which Lessee or its Restricted Subsidiaries shall have set aside on its books such reserves as may be required pursuant to GAAP;

          (ii) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, suppliers, materialmen, repairmen and other Liens imposed by law incurred in the ordinary course of business for sums not yet delinquent or being contested in good faith, if such reserve or other appropriate provision, if any, as shall be required by GAAP shall have been made in respect thereof;

          (iii) Liens incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, including any Lien securing letters of credit issued in the ordinary course of business consistent with past practice in connection therewith, or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money);

          (iv) Liens arising by reason of any judgment, decree or order of any court but not giving rise to a Lease Event of Default so long as such Lien is adequately bonded and any appropriate legal proceedings which may have been duly initiated for the review of such judgment, decree or order shall not have been finally terminated or the period within which such proceedings may be initiated shall not have expired;

          (v) easements, rights-of-way, zoning restrictions and other similar charges or encumbrances in respect of real property not interfering in any material respect with the ordinary conduct of the business of Lessee or any of its Restricted Subsidiaries;

          (vi) Liens representing the interest or title of a lessor under any Capitalized Lease; provided that such Liens do not extend to any property or assets which is not leased property subject to such Capitalized Lease;

          (vii) Liens upon specific items of inventory or other goods and proceeds of Lessee or any of its Restricted Subsidiaries securing such Person's obligations in respect of bankers' acceptances issued or created for the account of such Person to facilitate the purchase, shipment or storage of such inventory or other goods;

          (viii) Liens securing reimbursement obligations with respect to letters of credit which encumber documents and other property relating to such letters of credit and products and proceeds thereof;

          (ix) Liens encumbering deposits made to secure obligations arising from statutory, regulatory, contractual, or warranty requirements of Lessee or any of their Restricted Subsidiaries, including rights of offset and set-off;

          (x) Liens securing Interest Swap Obligations which Interest Swap Obligations relate to Indebtedness that is otherwise permitted under the Participation Agreement;

          (xi) Liens securing Capitalized Lease Obligations and Purchase Money Indebtedness permitted pursuant to Section 9.2(a) of the Participation Agreement; provided, however, that in the case of Purchase Money Indebtedness
(A) the Indebtedness shall not exceed the cost of such property or assets and shall not be secured by any property or assets of Lessee or any Restricted Subsidiary of Lessee other than the property and assets so acquired or constructed and (B) the Lien securing such Indebtedness shall be created within 180 days of such acquisition or construction or, in the case of a refinancing of any Purchase Money Indebtedness, within 180 days of such refinancing;

          (xii)     Liens securing Indebtedness under Currency Agreements; and

          (xiii) Liens securing Acquired Indebtedness incurred in accordance with the Section 9.2(a) of the Participation Agreement; provided that (A) such Liens secured such Acquired Indebtedness at the time of and prior to the incurrence of such Acquired Indebtedness by Lessee or a Restricted Subsidiary of Lessee and were not granted in connection with, or in anticipation of, the incurrence of such Acquired Indebtedness by Lessee or a Restricted Subsidiary of Lessee and (B) such Liens do not extend to or cover any property or assets of Lessee or of any of its Restricted Subsidiaries other than the property or assets that secured the Acquired Indebtedness prior to the time such Indebtedness became Acquired Indebtedness of Lessee or a Restricted Subsidiary of Lessee.

          "Tranche A Premium" means with respect to any Funding Date, any
           -----------------
proceeds other than Accrued Interest Premium from the issuance of any Tranche A Notes on such Funding Date received by Lessor or BRL Universal Equipment Corp. in excess of the principal amount of such Tranche A Notes.

          "Tranche A Rate" means for any Tranche A Note the interest rate set
           --------------
forth on such Tranche A Note.

          "Tranche B Commitment" for the first Funding Date, has the meaning set
           --------------------
forth in the definition of "Tranche B Commitment" in Appendix A to the Original Participation Agreement and for each Tranche B Lender on any Funding Date thereafter means the Dollar amount set forth for such Lender in the related Participation Agreement Supplement.

          "Tranche B Component" for each Item of Equipment, means the dollar
           -------------------
amount of the Acquisition Cost of such Item financed by Tranche B Lenders on the Funding Date therefor, which amount shall be equal to a pro rata portion (based on the Initial Fair Market Value of such Item and the aggregate Initial Fair Market Values of all Equipment first being leased under the Lease Agreement on such Funding Date) of the aggregate principal balances of the Tranche B Loans made on such Funding Date.

          "Tranche B Default" means an event, which with the giving of notice or
           -----------------
lapse of time or both, would become a Tranche B Event of Default.

          "Tranche B Event of Default" has the meaning set forth in Section 5.1
           --------------------------
of the Tranche B Loan Agreement.

          "Tranche B Lenders" means First Union National Bank, Bank One, NA, The
           -----------------
Bank of Nova Scotia, Citadel Hill 2000 Ltd., Natexis Banques Populaires, Landmark CDO Limited, CSAM Funding I, First Dominion Funding I and First Dominion Funding II and any Eligible Transferee that is an assignee thereof and any other Eligible Transferee who from time to time becomes a party to the Participation Agreement and Tranche B Loan Agreement as a Tranche B Lender in accordance with the terms thereof.

          "Tranche B Loan" has the meaning set forth in Section 4.1 of the
           --------------
Participation Agreement.

          "Tranche B Loan Agreement" means the Tranche B Loan Agreement, dated
           ------------------------
as of February 9, 2001, among Lessor, the Administrative Agent, the Collateral Agent and the Tranche B Lenders as amended by the First Amendment to Tranche B Loan Agreement dated September __, 2001.

          "Tranche B Margin" means 3.25% (325 basis points).
           ----------------

          "Tranche B Note" has the meaning set forth in Section 2.2 of the
           --------------
Tranche B Loan Agreement.

          "Treasury Rate" for any date, means the yield to maturity at the time
           -------------
of computation of United States Treasury securities with a constant maturity (as compiled and published in the most recent Federal Reserve Statistical Release
H.15 (519) that has become publicly available at least two (2) business days prior to the date the redemption is effected pursuant to Section 3.03(c) of the Revolver (the "Change of Control Redemption Date") (or, if such Statistical
               ---------------------------------
Release is no longer published, any publicly available source or similar market date) most nearly equal to the period from the Change of Control Redemption Date to February 15, 2005; provided, however, that if the period from the Change of
                      --------  -------
Control Redemption Date to February 15, 2005 is not equal to the constant maturity of a United States Treasury security for which a weekly average yield is given, the Treasury Rate shall be obtained by linear interpolation (calculated to the nearest one-twelfth of a year) from the weekly average yields of United States Treasury securities for which such yields are given except that if the period from Change of Control Redemption Date to February 15, 2005 is less than one year, the weekly average yield on actually traded United States Treasury securities adjusted to a constant maturity of one year shall be used.

          "UCC" means the Uniform Commercial Code, as in effect in any
           ---
applicable jurisdiction.

          "UCO Compression LLC" shall mean UCO Compression LLC, a Delaware
           -------------------
limited liability company, which is the bankruptcy remote, special purpose, wholly-owned Subsidiary of Lessee created to own and lease gas compression equipment in conjunction with the ABS Operating Lease Facility.

          "Underwriter" means each underwriter party to an Underwriting
           -----------
Agreement.

          "Underwriting Agreement" means any underwriting agreement executed and
           ----------------------
delivered by Lessor with respect to the issuance of any Tranche A Notes in accordance with the Indenture.

          "Unfunded  Current Liability" of any Plan means the amount, if any, by
           ---------------------------
which the value of the accumulated plan benefits under the Plan determined on a plan termination basis in accordance with actuarial assumptions at such time consistent with those prescribed by the PBGC for purposes of Section 4044 of ERISA, exceeds the fair market value of all plan assets allocable to such liabilities under Title IV of ERISA (excluding any accrued but unpaid contributions).

          "Unrestricted Subsidiary" of Lessee means (i) any Subsidiary of Lessee
           -----------------------
that at the time of determination shall be or continue to be designated an Unrestricted Subsidiary by the Board of Directors of Lessee in the manner provided below and (ii) any Subsidiary of an Unrestricted Subsidiary. The Board of Directors of Lessee may designate any Subsidiary (including any newly acquired or newly formed Subsidiary) to be an Unrestricted Subsidiary unless such Subsidiary owns any Capital Stock of, or owns or holds any Lien on any property of, Lessee or any other Subsidiary of Lessee that is not a Subsidiary of the Subsidiary to be so designated; provided that (x) Lessee certifies to Indenture Trustee that such designation complies with Section 9.2(b) of the Participation Agreement and (y) each Subsidiary to be so designated and each of its Subsidiaries has not at the time of designation, and does not thereafter, create, incur, issue, assume, guarantee or otherwise become directly or indirectly liable with respect to any Indebtedness pursuant to which the lender has recourse to any of the assets of Lessee or any of its Restricted Subsidiaries. The Board of Directors may designate any Unrestricted Subsidiary to be a Restricted Subsidiary only if (x) immediately after giving effect to such designation, Lessee is able to incur at least $1.00 of additional Indebtedness (other than Permitted Indebtedness) in compliance with Section 9.2(a) of the Participation Agreement and (y) immediately before and immediately after giving effect to such designation, no Tranche A Default or Tranche A Event of Default shall have occurred and be continuing. Any such designation by the Board of Directors shall be evidenced to Indenture Trustee by promptly filing with Indenture Trustee a copy of the Board Resolution giving effect to such designation and an officers' certificate certifying that such designation complied with the foregoing provisions.

          "U.S. Person" has the meaning set forth in Section 7701(a)(30) of the
           -----------
Code.

          "Weatherford Transition Services Agreement" means the agreement dated
           -----------------------------------------
as of the Closing Date between Weatherford International Inc. and Weatherford Global Compression Services, L.P. related to the provision of transition services by Weatherford to Lessee.

          "Weighted Average Life to Maturity" means, when applied to any
           ---------------------------------
Indebtedness at any date, the number of years obtained by dividing (a) the then outstanding aggregate principal amount of such Indebtedness into (b) the sum of the total of the products obtained by multiplying (i) the amount of each then remaining installment, sinking fund, serial maturity or other required payment of principal, including payment at final maturity, in respect thereof, by (ii) the number of years (calculated to the nearest one-twelfth) which will elapse between such date and the making of such payment.

          "Wholly Owned Restricted Subsidiary" of any Person means any
           ----------------------------------
Restricted Subsidiary of such Person of which all the outstanding voting securities (other than directors' qualifying shares or an immaterial amount of shares required to be owned by other Persons, in each case pursuant to applicable law) are owned by such Person or any Wholly Owned Restricted Subsidiary of such Person.

          When used in any Operative Document the words "this Agreement", "herein", "hereunder", "hereof" or other like words mean and include such Operative Document and each amendment and supplement thereto (including, without limitation, with respect to the Lease Agreement, each Lease Supplement and with respect to the Participation Agreement, each Participation Agreement Supplement and Security Supplement). Each of the Operative Documents is the result of arm's-length negotiations among, and has been review by, each party thereto and its counsel. Accordingly, each of the Operative Documents shall be deemed to be the product of each of the parties thereto, and no ambiguity shall be construed
in favor of or against any party.   Headings in the Operative Documents are for
convenience of reference only and are not part of the substance thereof. All references to sections, schedules and exhibits in any Operative Document are to sections, schedules and exhibits in or to such Operative Document unless otherwise specified. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with United States generally accepted accounting principles as in effect from time to time, applied on a basis consistent (except for changes concurred in by Guarantor's independent public accountants) with the then most recent audited consolidated financial statements of Guarantor and its Consolidated Subsidiaries provided that, if either (i) Guarantor notifies Administrative Agent that Guarantor wishes to eliminate the effect of any change in generally accepted accounting principles on the operation of any covenant contained in the Participation Agreement or (ii) Administrative Agent notifies Guarantor that it wishes to effect such an elimination, then Guarantor's compliance with such covenant shall be determined on the basis of generally accepted accounting principles in effect immediately before the relevant change in generally accepted accounting principles becomes effective, until either (A) such notice is withdrawn by the party giving such notice or (B) such covenant is amended in a manner satisfactory to Guarantor and Administrative Agent to reflect such change in generally accepted accounting principles. All calculations of interest, fees and other amounts for any period shall include the first day of such period and exclude the last day of such period unless otherwise specified. All words importing any gender shall be deemed to include the other gender. All references to statutes are to be construed as including all statutory provisions consolidating, amending or replacing the statute referred to. Unless otherwise specified, references to agreements and other contractual instruments shall be deemed to include all subsequent amendments, modifications and supplements thereto, and references to any Person shall be deemed to include all successors and permitted assigns of such Person.